[GRAPHIC]SUNAMERICA
         ........................................
              STYLE SELECT SERIES AND
              FOCUSED PORTFOLIOS
              2001 SEMIANNUAL REPORT





                                   [GRAPHIC]





                                                              [LOGO]SUNAMERICA
                                                                    MUTUAL FUNDS

TABLE OF CONTENTS
--------------------------------------------------------------------------------

A MESSAGE FROM THE PRESIDENT .............................................   1

PORTFOLIOS MARKET REVIEW AND OUTLOOK

      SUNAMERICA STYLE SELECT SERIES LARGE-CAP GROWTH PORTFOLIO ..........   2

      SUNAMERICA STYLE SELECT SERIES MID-CAP GROWTH PORTFOLIO ............   4

      SUNAMERICA STYLE SELECT SERIES MULTI-CAP GROWTH PORTFOLIO ..........   6

      SUNAMERICA STYLE SELECT SERIES LARGE-CAP VALUE PORTFOLIO ...........   8

      SUNAMERICA STYLE SELECT SERIES VALUE PORTFOLIO .....................  10

      SUNAMERICA STYLE SELECT SERIES SMALL-CAP VALUE PORTFOLIO ...........  12

      SUNAMERICA FOCUSED GROWTH PORTFOLIO ................................  14

      SUNAMERICA FOCUSED TECHNET PORTFOLIO ...............................  16

      SUNAMERICA FOCUSED GROWTH AND INCOME PORTFOLIO .....................  18

      SUNAMERICA FOCUSED VALUE PORTFOLIO .................................  20

      SUNAMERICA STYLE SELECT SERIES INTERNATIONAL EQUITY PORTFOLIO ......  22

STATEMENT OF ASSETS AND LIABILITIES ......................................  24

STATEMENT OF OPERATIONS ..................................................  28

STATEMENT OF CHANGES IN NET ASSETS .......................................  30

FINANCIAL HIGHLIGHTS .....................................................  35

PORTFOLIO OF INVESTMENTS .................................................  39

NOTES TO FINANCIAL STATEMENTS ............................................  76


                                                              [LOGO]SUNAMERICA
                                                                    MUTUAL FUNDS

A MESSAGE FROM THE PRESIDENT

Dear Shareholder:

We are very pleased to report that nine of the eleven SunAmerica Style SELECT and Focused Portfolios outperformed either their Lipper and/or Morningstar category averages for the six months ended April 30, 2001.(1) Such strong relative performance is particularly notable given the extremely high volatility in the equity markets during this semiannual period. In fact, this semiannual period demonstrated well one of the primary objectives of the SunAmerica Style SELECT Series and Focused Portfolios--to provide diversification of management styles, which helps manage risk.

For the first time in years, value stocks significantly outperformed growth stocks across all equity market capitalizations during the semiannual period. Recent studies have shown that growth stocks and value stocks have historically moved in opposite directions relative to market movements. Modern portfolio theory also shows that once the number of securities in a portfolio exceeds 30 stocks, the non-market risk that can be lowered by diversification is very limited.(2) Thus, allocating your assets among growth, value and focused funds not only offers you the flexibility to take advantage of different research criteria, buy and sell disciplines and investment strategies, it also can smooth an investor's returns.

One way for investors to achieve such diversification and to potentially beat the S&P 500 Index with less risk may be through evenly allocating their investment assets between the Focused Growth Portfolio (formerly known as the Focus Portfolio) and the Focused Value Portfolio. All share classes of the Focused Growth Portfolio ranked in the top 15% of its Lipper category average for the six months ended April 30, 2001.(3) All share classes of the Focused Value Portfolio ranked in the top 5% of its Lipper category average for the same period.(4)

Of course, each of our SunAmerica Style SELECT Series and Focused Portfolios provides an advantage you cannot find in most traditional mutual funds--multiple, world-class managers in one fund.

On the following pages, one Adviser from each of the eleven SunAmerica Style SELECT Series and Focused Portfolios discusses the management of his or her portion of the Portfolio over the semiannual period and investment outlook for the months ahead. You will also find a complete financial summary and a listing of holdings for each Portfolio.

We thank you for being a part of the success of the SunAmerica Style SELECT Series and Focused Portfolios. We value your confidence in us and look forward to serving your investment needs in the future.

Sincerely,
/s/ Peter A. Harbeck
Peter A. Harbeck
PRESIDENT
SunAmerica Mutual Funds

(1)PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Portfolio returns do not reflect the impact of sales charges. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Morningstar proprietary ratings reflect historical risk-adjusted performance as of April 30, 2001. They are subject to change every month. Investors cannot actually make investments in these indices. Because these portfolios are less diversified than typical mutual funds, they may be subject to greater market risks.

(2)Because the Fund is non-diversified, the Portfolio's risk is increased because the effect of each stock on the Fund's performance is greater.

    (3) SunAmerica Focused Growth Portfolio                               (4) SunAmerica Focused Value Portfolio
    Lipper Inc.'s Large-Cap Growth Category Fund Rankings as of 4/30/01*      Lipper Inc.'s Multi-Cap Value Category Fund
                                                                              Rankings as of 4/30/01*
    Share    6-Month Rankings          1-Year Rankings                    Share   6-Month Rankings           1-Year Rankings
    -----    ----------------          ---------------                    -----   ----------------           ---------------
    A        102 out of 830 funds      354 out of 740 funds               A       25 out of 564 funds        18 out of 536 funds
    B        115 out of 830 funds      373 out of 740 funds               B       26 out of 564 funds        21 out of 536 funds
    II       115 out of 830 funds      373 out of 740 funds               II      27 out of 564 funds        22 out of 536 funds

    *Ranking is based on total returns and does not take into account sales charges and fees.


                                   [GRAPHIC]1

[GRAPHIC] 2001 SEMIANNUAL REPORT


LARGE-CAP GROWTH PORTFOLIO

                                             [SIDENOTE]

                                             FUND FOCUS
                                             Outperforms Lipper and Morningstar
                                             Category Averages for 6-month
                                             period ended April 30, 2001*

Q&A

MARC PINTO, Portfolio Manager
JANUS CAPITAL

HOW DID YOU MANAGE YOUR PORTION OF THE PORTFOLIO OVER THE PAST SIX MONTHS?

The semiannual period was an extremely difficult market for growth-related stocks primarily due to an uncertain economic environment. Evidence that the U.S. economy was cooling faster than most analysts expected sent stocks sharply lower during the closing months of 2000.

Telecommunications companies were among the first to feel the pinch, as a widespread belief that infrastructure spending would slow substantially in the coming year worked against the sector. Meanwhile, similar reports that pointed to a downturn in corporate information technology spending--magnified by a series of earnings disappointments by personal computer-related companies--pressured the broader technology group.

Ultimately, the slowdown spread to other, more traditional sectors of the economy--a point underscored by news that the "big three" auto makers would idle a number of factories during the first quarter of 2001. Long before that, however, it had become clear to most observers that the U.S. was facing a general economic slowdown, if not an outright recession, as layoffs and bankruptcies made headlines across the country.

The weakness carried into 2001. Equity markets rallied in early January following a surprise 0.50% cut in interest rates by the Federal Reserve Board, but the optimism was short-lived. Data released in February showed that fourth quarter GDP growth had been a paltry 1.0%, the slowest rate in 5 1/2 years. Investors reacted by selling stocks, and equity market advances won in January were quickly erased despite two additional interest rate cuts by the Federal Reserve Board. Equity markets seemed to regain their footing in April--particularly after another surprise interest rate cut on April 18th--but virtually all major stock indices finished the semiannual period in negative territory.

At Janus, we responded to this market environment by trimming exposure to those companies we felt were most vulnerable to continued weakness in capital spending. We believe this strategy allowed us to take advantage of opportunities as they arose, while also giving our portion of the Portfolio a slightly larger cushion against ongoing market volatility. At the same time, we increased the Portfolio's positions in several carefully selected pharmaceutical and energy-related stocks in an effort to give the Portfolio a more balanced and somewhat more defensive posture. Several companies in the cable and financial services sectors were also able to overcome the difficult environment to trade higher.

WOULD YOU GIVE US MORE SPECIFIC EXAMPLES?

Standouts for the Portfolio included cable position Comcast Corp. Comcast Corp. benefited from the stable nature of its revenue base in a weakening economy. We visited both Comcast Corp. and Cablevision Systems Corp. during the semiannual period and came away believing that fundamentals have never been stronger. Competition from satellite services seems to be diminishing, and subscription rates for new value-added services have held up quite well.

Financial services company Federal National Mortgage Association (known as Fannie Mae) gained as a result of a more favorable interest rate scenario and a growing preference among investors for the stable growth the company may provide in an increasingly uncertain economy. Fannie Mae also benefited from a substantial improvement in the political climate, after several of the company's most vocal critics in Washington, D.C. were sidelined as a result of the recent national elections.

Most of the Portfolio's disappointments could be found in the technology and telecommunications sectors. These included VeriSign, a leading provider of Internet encryption services, which fell dramatically following several high profile failures in the dot.com arena. We sold the Portfolio's position in the stock. Internet infrastructure company Sun Microsystems, Inc. also gave ground. In addition to general market-related factors, a reduction of Sun Microsystems', Inc. order backlog contributed to its stock's decline. Companies such as Cisco Systems, Inc., EMC Corp. and Sun Microsystems, Inc. depend heavily on investment in information technology equipment. The economic slowdown hit them hard and fast. Cellular handset company Nokia Corp. also slipped lower. Still, subscriber rates, market share and new "3-G" wireless infrastructure contracts each expanded for Nokia Corp. over the semiannual period. Thus, we continue to believe that Nokia Corp. is trading at a reasonable valuation.


                                   [GRAPHIC]2

Style SELECT Series and Focused Portfolios 2001 Semiannual Report

                                                              [LOGO]SUNAMERICA
                                                                    MUTUAL FUNDS

[SIDENOTE]

FUND OBJECTIVE
Seeks long-term growth of capital
by investing generally in equity
securities of Large-Cap companies,
as defined by Morningstar, Inc.

ADVISERS
[LOGO]JANUS  JENNISON ASSOCIATES [LOGO]SUNAMERICA
                                       ASSET MANAGEMENT


WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF THE YEAR?

It is far from clear exactly when the U.S. economy will return to a more normal pattern of growth. Also, the extent to which softness in the U.S. will translate into troubles overseas has yet to be determined. However, we look ahead with a growing sense of optimism. Despite a series of relatively steep drops in consumer confidence, consumer spending--especially for homes and autos--has held up well. In addition, the prospect of further easing by the Federal Reserve Board could go a long way toward restoring investor confidence.

Regardless, we have tried to strike a careful balance within our portion of the Large-Cap Growth Portfolio. We have maintained a solid core of stable growth franchises. At the same time, we have held on to those carefully selected companies we believe will lead faster-growing segments of the market out of their current difficulties. While we attempt to navigate these difficult waters of the U.S. equity market, we believe we have positioned the Portfolio well to participate when normal growth returns.


*PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Morningstar proprietary ratings reflect historical risk-adjusted performance as of April 30, 2001. They are subject to change every month. Investors cannot actually make investments in these indices.


                                   [GRAPHIC]3

[GRAPHIC] 2001 SEMIANNUAL REPORT
MID-CAP GROWTH PORTFOLIO


                                             [SIDENOTE]

                                             FUND FOCUS
                                             Outperforms Lipper and Morningstar
                                             Category Averages for 6-month
                                             period ended April 30, 2001*

Q&A

BRIAN CLIFFORD, Portfolio Manager
SUNAMERICA ASSET MANAGEMENT

HOW DID YOU MANAGE YOUR PORTION OF THE PORTFOLIO OVER THE PAST SIX MONTHS?

Mid-capitalization stocks outperformed their large-cap brethren for the semiannual period. However, in contrast to recent years, mid-cap growth stocks suffered, as investors flocked to more value-oriented names. This environment hindered the growth-oriented Portfolio's performance during the first half of the fiscal year. Still, the Portfolio continued to perform well over the longer term, outperforming its Lipper category average for the one year ended April 30, 2001.**

Our investment decisions over the semiannual period continued to be made on a security by security basis. Through the evaluation of political, economic and social market influences, we identified those sectors of the market that we believed offer attractive growth opportunities. Individual stocks within those groups were then selected on fundamental and technical merits. This analysis focused on companies with double-digit top line growth, strong sector fundamentals, reasonable valuations and high-quality management teams. As part of our disciplined individual stock selection process, we search for well-established businesses with proven track records in what we consider an under-analyzed and under-followed segment of the equity market. We believe that diligent research can uncover attractive mid-cap investment opportunities, which may be ignored by traditional large-cap and small-cap portfolio managers. A relatively high cash position early in the period enabled us to use market weakness to invest opportunistically.

WOULD YOU GIVE US MORE SPECIFIC EXAMPLES?

We reduced the Fund's technology weighting, particularly in the fiber optics, telecommunications, software, application service provider, storage area networking and communications integrated circuit companies. For example, we sold JNI Corp. and Interliant, Inc. We kept a focus on select semiconductor capital equipment companies, such as Lam Research Corp. and KLA-Tencor Corp., which continued to perform well. We believe these companies have more reasonable valuations and should be among the first to benefit from economic recovery.

Within our portion of the Portfolio, we maintained our energy exposure through the fourth quarter of 2000. We then reduced it in the first quarter of 2001, taking profits as we anticipated declining commodity prices. Specifically, we trimmed holdings in Patterson Energy, Inc., Marine Drilling Co., Inc. and Global Marine, Inc.

Within the healthcare sector, we reduced the Fund's exposure to biotechnology companies, such as Millennium Pharmaceuticals, Inc. and Human Genome Sciences, Inc. We focused instead on HMOs and hospitals, which we believe demonstrate positive earnings growth potential and reasonable valuations. These companies include WellPoint Health Networks, Inc. and Tenet Healthcare Corp.

We increased the Portfolio's position in the retail sector to an overweighting as fundamentals started to pick up. We also anticipate that a federal tax cut should benefit many of these companies as we look ahead. New positions included Abercrombie & Fitch Co., Payless ShoeSource, Inc. and Bed Bath & Beyond, Inc. We maintained underweightings in the cyclicals and basic materials sectors.


                                   [GRAPHIC]4

Style SELECT Series and Focused Portfolios 2001 Semiannual Report

                                                              [LOGO]SUNAMERICA
                                                                    MUTUAL FUNDS

[SIDENOTE]

FUND OBJECTIVE
Seeks long-term growth of capital
by investing generally in equity
securities of Mid-Cap companies, as
defined by Morningstar, Inc.

ADVISERS
[LOGO]MAS MILLER               [LOGO]T.ROWE PRICE    [LOGO]SUNAMERICA
          ANDERSON                                         ASSET MANAGEMENT
          & SHERRERD, LLP


WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF THE YEAR?

Looking ahead, we believe we have positioned our portion of the Portfolio to outperform during the economic and equity market recoveries. We intend to maintain our disciplined mid-cap growth strategy. Overall, the fundamentals of these growth-oriented companies remain solid and valuations attractive. Of course, we will continue to monitor Portfolio holdings in an effort to screen for those positions that no longer fit our strict investment criteria.

*PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Morningstar proprietary ratings reflect historical risk-adjusted performance as of April 30, 2001. They are subject to change every month. Investors cannot actually make investments in these indices.

**According to Lipper Inc., the Portfolio ranked 138 out of 357 Mid-Cap Growth Funds for the one year ended April 30, 2001. Ranking is based on total returns and does not take into account sales charges and fees.


                                   [GRAPHIC]5

[GRAPHIC] 2001 SEMIANNUAL REPORT
MULTI-CAP GROWTH PORTFOLIO
(FORMERLY AGGRESSIVE GROWTH PORTFOLIO)

                                             [SIDENOTE]
                                             FUND FOCUS
                                             Outperforms Lipper Category Average
                                             for 6-month period ended April 30,
                                             2001*
Q&A
ELIZABETH DATER/STEPHEN J. LURITO, Portfolio Managers
WARBURG PINCUS FUNDS (PART OF CREDIT SUISSE ASSET MANAGEMENT)

HOW DID YOU MANAGE YOUR PORTION OF THE PORTFOLIO OVER THE PAST SIX MONTHS?

First we should note that effective March 1, 2001, the name of the Portfolio was changed from the Aggressive Growth Portfolio to the Multi-Cap Growth Portfolio to better reflect the flexibility we have in seeking our objective of long-term growth of capital. While we will generally invest in small- and mid-sized companies, we may also invest a small portion in larger stocks or keep a stock in the Portfolio as it grows beyond the mid-cap market size.

At Warburg Pincus, we seek inherently strong companies trading at a discount to their true growth rates. We analyze stocks from a business owner's point of view, which tends to lead to companies benefiting from new products or services, technological development or management changes. The six months ended April 30, 2001 were difficult for those that employ the growth-oriented investment style. It was also a challenging period for small-cap and mid-cap stocks overall. Despite the Federal Reserve Board's four interest rate cuts during the period, these market segments, along with the broader equity markets, were hampered by a slowing economy and ongoing corporate profit shortfalls. This was especially evident within the technology sector.

We remained fairly well balanced in terms of sector allocation, but this strategy did not limit volatility during the period. Poor showings from some of the Portfolio's largest positions also impacted performance. Over the longer term, however, the Portfolio continued to be a strong performer. For the three years ended April 30, 2001, the Portfolio significantly outperformed its Lipper category average, with its Class A shares ranking in the top quartile of 273 multi-cap growth funds.**

WOULD YOU GIVE US MORE SPECIFIC EXAMPLES?

Certain technology stocks held by the Portfolio fell more than 50% during the semiannual period amid strong selling in the sector as a whole. Electronics companies were pulled down broadly on slowing revenues. Nevertheless, we continued to favor the technology sector for its innovation and long-term growth potential. With valuations of technology companies back in line with their historical levels, we increased the Portfolio's allocation to technology late in the period and ended with a modest overweight in this sector. We added Citrix Systems, Inc., a supplier of application server products, and Photronics, Inc., whose products are used during the fabrication of integrated circuits, to the Portfolio. We also added a mid-cap communications-equipment company, an example of our theme of companies helping to ease communications capacity constraints. Demand for communications remains strong, particularly wireless services, but supply is temporarily bottlenecked. In our view, stock selection remains critical in the current market environment, as investors will likely continue to punish those technology companies that disappoint.

We broadened the Portfolio's exposure to the consumer group, based on a potentially supportive combination of relatively low valuations and declining interest rates. We added several retail names, including Reebok International Ltd, the sports apparel and equipment maker. We also purchased a few engineering and capital-equipment companies. We believe these companies have the potential to benefit from higher infrastructure spending going forward.

We lowered the Portfolio's overall exposure to healthcare on a company-specific basis, but we continued to see some attractive buying opportunities in this sector. During the period, we added two names to the Portfolio--Manor Care, Inc., an owner and operator of long-term care facilities, and Gilead Sciences, Inc., a drug research and manufacturing company.


                                   [GRAPHIC]6

Style SELECT Series and Focused Portfolios 2001 Semiannual Report

                                                              [LOGO]SUNAMERICA
                                                                    MUTUAL FUNDS

[SIDENOTE]

FUND OBJECTIVE
Seeks long-term growth of capital
by investing generally in equity
securities of any market
capitalization companies

ADVISERS
[LOGO]JANUS    [LOGO]SUNAMERICA          [LOGO]WARBURG PINCUS FUNDS
                     ASSET MANAGEMENT          PART OF CREDIT ASSET
                                                       SUISSE MANAGEMENT

WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF THE YEAR?

We acknowledge the pain associated with a slowing economy and its impact on corporate earnings and employment. At the same time, we believe that the economic slowdown feels worse than it really is because it has followed such rapid rates of unsustainable growth. We agree with a vast majority of analysts who believe that an economic recovery will likely begin in the latter half of 2001. Once we see a return to modest yet potentially consistent rates of growth, even if weakness should linger, the environment for growth-oriented companies should become much more hospitable once again.

What would bring such a recovery? Clearly, the Federal Reserve Board's bias toward lowering interest rates provides grounds for optimism, as it stands to spur economic activity in a variety of industries. Such a bias could also support financial markets. While past performance is no guarantee of future results, history may serve as a useful guide. The last seven times the Federal Reserve Board launched easing campaigns, the U.S. stock market was higher twelve months later. In our view, such a trend could especially benefit smaller-cap growth stocks, given that this market segment has historically outperformed large-cap stocks during periods of monetary easing.

Another positive sign is that the U.S. government is in strong fiscal shape, leaving policymakers less hesitant to employ fiscal catalysts. Indeed, tax relief is likely imminent, including a probable reduction in marginal tax rates. Should these tax cuts be enacted, they may encourage risk-taking and increase the allure of smaller-cap stocks with significant long-term appreciation potential.

Set within this environment, we intend to continue to navigate through choppy waters, looking for well-managed companies we deem to have strong underlying businesses and above-average growth prospects.

*PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Investors cannot actually make investments in these indices.

**According to Lipper Inc., SunAmerica Style Select Series Multi-Cap Growth Portfolio ranked 193 out of 403 Multi-Cap Growth Funds for the 1 year ending April 30, 2001. The Portfolio ranked 68 out of 273 Multi-Cap Growth Funds for the three years ending April 30, 2001. Ranking is based on total returns and does not take into account sales charges and fees.


                                   [GRAPHIC]7

[GRAPHIC] 2001 SEMIANNUAL REPORT
LARGE-CAP VALUE PORTFOLIO

                                             [SIDENOTE]

                                             FUND FOCUS
                                             Outperforms S&P 500 Index, Russell
                                             1000 Value Index and Morningstar
                                             Category Average for 6-month period
                                             ended April 30, 2001*

Q&A
JOHN R. RYAN/STEVEN T. IRONS, Portfolio Managers
WELLINGTON MANAGEMENT

HOW DID YOU MANAGE YOUR PORTION OF THE PORTFOLIO OVER THE PAST SIX MONTHS?

Wellington Management seeks long-term growth of capital by investing in equity securities of large-sized companies using a "contrarian value" style of investing. We seek to invest in equity securities that provide an above-average total return and that are available at a lower than average valuation. This value/yield strategy tends to concentrate on undervalued companies whose price/earnings ratios have room to expand and to identify financially strong companies that are frequently overlooked or underanalyzed by others.

During the six months ended April 30, 2001, U.S. stock markets were hindered by the slowdown of U.S. economic activity. Slower consumer spending, decelerating capital investment and rising layoff rates all took their toll. Early in the period, equity market declines were relegated to the growth stock universe, particularly in the technology sector. But during the first calendar quarter of 2001, the negative sentiment spread to other areas as well. In spite of a slight rebound in April, the S&P 500 Index was down 12.1%, the Russell 1000 Growth Index was down 26.4% and the Russell 1000 Value Index was down 0.1% for the semiannual period.

Given this difficult market as a backdrop, we are pleased to report that our portion of the Large-Cap Value Portfolio performed very well, significantly outperforming both the S&P 500 Index and the Russell 1000 Value Index for the six months ended April 30, 2001. The primary reason for our outperformance was effective stock selection.

WOULD YOU GIVE US MORE SPECIFIC EXAMPLES?

Stock selection in the consumer discretionary, energy and materials sectors most contributed to our portion of the Portfolio's outstanding relative performance. Technology stock picks, such as Dell Computer Corp. and Micron Technology, Inc., also paid off handsomely in the first calendar quarter of 2001. For the six-month period overall, the top performing stocks in our portion of the Portfolio were Alcoa, Inc., National City Corp., Philip Morris Cos., Inc., Adelphia Communications Corp. and Burlington Resources, Inc. These positives were partially offset by holdings in Hewlett-Packard Co., Verizon Communications, Inc. and KPMG Consulting, Inc., which were weak during the trailing six-month period.

Looking at specific sectors, an overweight allocation to energy proved to enhance returns early in the period, while overweighting in technology proved to be beneficial in the early months of 2001. We increased the Portfolio's weightings in the consumer discretionary and materials sectors over the semiannual period, though we remain slightly underweighted in consumer discretionary. Exposure to the energy and technology sectors decreased during the period, reducing our relative overweights. We also cut our holdings in the utilities sector.


                                   [GRAPHIC]8

Style SELECT Series and Focused Portfolios 2001 Semiannual Report

                                                              [LOGO]SUNAMERICA
                                                                    MUTUAL FUNDS

[SIDENOTE]

FUND OBJECTIVE
Seeks long-term growth of capital
by investing in equity securities
of Large-Cap companies, as defined
by Morningstar, Inc., using a
"value" style of investing

ADVISERS
[LOGO]DAVIS     [LOGO]THORNBURG INVESTMENT     [LOGO]WELLINGTON-Registered
    SELECTED          MANAGEMENT                     Trademark- MANAGEMENT
    ADVISERS


WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF THE YEAR?

The bad news is that U.S. equities have technically achieved "bear market" status, weighed down by a decelerating economy, weakening corporate profits, a technology sector collapse and erosion in overall confidence. The good news is that the bear market already is nearly a year old and probably already reflects much of the eventual negative fundamental news.

Still, corporate profits remain under pressure and will likely remain so through the end of the year. For the full year, we anticipate that profits may decline by a low to mid single-digit percentage. However, lower energy prices, significantly lower interest rates and tax cuts should provide enough stimulus to revive the economy in late 2001 or early 2002.

Regardless of the market outlook, we intend to maintain our discipline, pursuing capital growth as a by-product of our value/yield strategy and generally striving to have a fully invested Portfolio.

*PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices. The Russell 1000 Value Index is a widely recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of the 1,000 largest companies out of the 3,000 largest U.S. companies with lower growth rates and price-to-book ratios. Morningstar proprietary ratings reflect historical risk-adjusted performance as of April 30, 2001. They are subject to change every month. Investors cannot actually make investments in these indices.


                                   [GRAPHIC]9

[GRAPHIC]2001 SEMIANNUAL REPORT
VALUE PORTFOLIO

                                             [SIDENOTE]

                                             FUND FOCUS
                                             Outperforms S&P 500 Index, Russell
                                             1000 Value Index and Morningstar
                                             Category Average for 6-month period
                                             ended April 30, 2001*


Q&A
CHRISTOPHER C. DAVIS, Portfolio Manager
DAVIS SELECTED ADVISERS, L.P.

HOW DID YOU MANAGE YOUR PORTION OF THE PORTFOLIO OVER THE PAST SIX MONTHS?

Davis Selected Advisers, L.P. invests in high-quality, large-cap companies with strong prospects for sustainable earnings growth. At all times, we seek to purchase shares of these companies at value prices and attractive discounts to their foreseeable future growth rates. We have adhered to our signature research and investment process for over thirty years and have not altered this discipline in the face of changing market environments.

As the semiannual period began, the U.S. stock market continued to slide due primarily to signs of slowing economic growth and corporate earnings shortfalls. The technology sector was particularly hard hit, as one by one each of the market leaders of recent years missed Wall Street's quarterly earnings estimates. The Presidential election court battles also contributed to poor investor sentiment. The U.S. stock market rallied briefly in January 2001, as the Federal Reserve Board made the first of its surprise interest rate cuts of 0.50% on January 3rd. Despite this, the stock market posted negative returns for the first four months of the year. Further evidence of a slowing economy as well as poor earnings forecasts for U.S. businesses continued to dampen investor confidence. During these months, price weakness was seen among a broad range of industries, not just technology stocks. The few industries that performed well were retailers, railroads and auto part makers.

Our portion of the Value Portfolio outperformed the S&P 500 Index, but trailed the return of the S&P/Barra Value Index, over the six months ended April 30, 2001.* We remind investors that absolute or relative performance over any six months is often unpredictable. It is most important to maintain a long-term investment outlook to grow wealth successfully.

WOULD YOU GIVE US MORE SPECIFIC EXAMPLES?

Prior to the semiannual period, we reduced or eliminated positions in certain highly valued technology companies, including Applied Materials, Inc., Intel Corp. and Texas Instruments, Inc. As such, we avoided much of the price declines in these particular stocks at the end of 2000. Still, we experienced disappointing performance in other high-quality technology companies that we held. For example, Hewlett-Packard Co. and Lexmark International Group, Inc. declined significantly. We continued to hold these two industry-leading companies, as we believe there will be renewed long-term growth in the use of computer printers. Positions in telecommunications companies AT&T Wireless Group and Lucent Technologies, Inc. also caused some consternation at the end of 2000, as we underestimated the near-term challenges facing these businesses.

Many of our long-term positions in high-quality financial and pharmaceutical companies that had been important contributors to our positive performance in 2000 had a difficult time during the first four months of 2001. These companies included Citigroup, Inc., Golden West Financial Corp., Merck & Co., Inc. and American Home Products Corp.

The two most notable positive performers for the Portfolio during the semiannual period were Household International, Inc. and Philip Morris Cos., Inc. This performance, against the backdrop of the weak stock market, underscores our belief that high-quality, well-managed companies can continue to provide positive investor benefits through the ups and downs of a full market cycle.


                                  [GRAPHIC]10

Style SELECT Series and Focused Portfolios 2001 Semiannual Report

                                                              [LOGO]SUNAMERICA
                                                                    MUTUAL FUNDS

[SIDENOTE]

FUND OBJECTIVE
Seeks capital appreciation by
identifying medium-sized and large
companies thought to be undervalued
by the market

ADVISERS
[LOGO]AMERICAN      [LOGO]DAVIS        [LOGO]JPMORGAN FLEMING
      CENTURY           SELECTED             ASSET MANAGEMENT
                        ADVISERS

WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF THE YEAR?

In our view, the U.S. stock market may well remain in a wide trading range for the foreseeable future. A high degree of uncertainty still surrounds interest rate levels, inflation, corporate profits and the slowdown in the economy overall. At the same time, there are several important, positive factors supporting the U.S. economy. The Federal Reserve Board is actively lowering interest rates. The Federal government is biased towards providing tax relief. Consumers are still spending. Productivity is still high. And the U.S. retains a strong competitive position. We believe these factors may mitigate an economic slowdown and ultimately render a recovery. Given this uncertainty, we believe our outlook is realistic--i.e., investors may have to moderate their expectations for returns in large company stocks for the near term.

Our disciplined investment strategy for buying and selling stocks at appropriate valuations remains consistent throughout any market environment. Our research team is dedicated to identifying company management teams with smart business plans, strong track records for delivering results, entrepreneurial cultures, wise allocation of capital and smart application of technology. Once we feel we have found an attractive business and determine that we can purchase shares at attractive and appropriate valuations, we will build a position and hold for the long term. We do not intend to change our investment discipline in reaction to market volatility, momentum or investor "fads," as we strongly believe that our method effectively achieves the Portfolio objective of long-term capital appreciation.

*PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices. The Russell 1000 Value Index is a widely recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of the 1,000 largest companies out of the 3,000 largest U.S. companies with lower growth rates and price-to-book ratios. Morningstar proprietary ratings reflect historical risk-adjusted performance as of April 30, 2001. They are subject to change every month. Investors cannot actually make investments in these indices.

For the semiannual period ended on April 30, 2001, Neuberger Berman had served as one of the subadvisers to the Value Portfolio, managing approximately one-third of its assets. Effective June 1, 2001, JP Morgan Fleming Asset Management replaced Neuberger Berman as a subadviser to such portion of the Portfolio.


                                  [GRAPHIC]11

[GRAPHIC] 2001 SEMIANNUAL REPORT
SMALL-CAP VALUE PORTFOLIO

                                             [SIDENOTE]

                                             FUND FOCUS
                                             Outperforms Lipper and Morningstar
                                             Category Averages for 6-month
                                             period ended April 30, 2001*

Q&A
ROBERT H. PERKINS, Portfolio Manager
BERGER LLC

HOW DID YOU MANAGE YOUR PORTION OF THE PORTFOLIO OVER THE PAST SIX MONTHS?

We and our strategic partner, Perkins, Wolf, McDonnell & Company (PWM), search for undervalued stocks of strong companies and consider the downside risk before the upside potential of each investment. This strategy was most successful during this challenging semiannual period. After all, at the start of the period, it became increasingly clear that the economy was under pressure. With all components of the stock market struggling, value stocks began to outperform growth stocks, and lower risk became relative reward. As a flood of earnings pre-announcements warned that earnings estimates were too high, stock picking became a critical success factor.

Small-cap value stocks, while not immune to earnings disappointments, generally held up because their prices already reflected modest investor expectations and had not been bid up by speculative excesses. The valuations of these small-cap value stocks also remained reasonable relative to historic levels and intrinsic value. This was confirmed by continuing acquisition activity.

Market performance during this semiannual period supported our philosophy that valuation does matter and sensitivity to valuation reduces risk. For the six months ended April 30, 2001, our portion of the Portfolio strongly outperformed the Russell 2000 Index. Such relative outperformance was largely attributable to the avoidance of any meaningful company-specific blowups. We believed that the most favorable risk/reward profile during the semiannual period lay in the fallen growth sectors, including technology and telecommunications.

WOULD YOU GIVE US MORE SPECIFIC EXAMPLES?

Investors often forget that technology is a cyclical business, with corporate spending on technology being largely discretionary in nature. In a slowing economy, companies taper their spending, which leads to ballooning inventories and inevitable earnings disappointments. We believe that we are near the trough of the current cycle and that there are a number of high-quality companies with competitive technologies trading at historically low valuations. This presents attractive investment opportunities. During the semiannual period, we added several positions to the Portfolio, including Hyperion Solutions Corp., Natural Microsystems Corp., C-COR.net Corp., and Alpha Industries, Inc. We sought to capitalize on the demand for data storage by investing in companies such as Advanced Digital Information Corp. and Computer Network Technology Corp. The Portfolio also benefited during the period from Xircom's acquisition by Intel Corp. for a 38% premium.

We also tended to favor the telecommunications sector. We believe companies in the Portfolio such as Dycom Industries, Inc. should benefit from the next wave of telecommunications spending. Cellular infrastructure companies such as Remec, Inc. experienced a slowdown due to excess cellular handset inventories. However, we believe these inventories will be worked down toward the end of the year, eventually leading to an earnings recovery.

Energy companies continued to be a stalwart for our portion of the Portfolio. This sector demonstrated significant gains in the fourth quarter of 2000. We sold into this strength, the result of which was a decreased position in Mitchell Energy Development Corp. As some of the energy stocks pulled back in early 2001, we saw an opportunity to add to positions of companies that had hedged their production, creating potentially excellent near-term earnings visibility. We took advantage of what we felt were short-term inefficiencies in the group to increase the Portfolio's positions in Noble Affiliates, Inc., Chieftain International, Inc., and Key Energy Services, Inc. We also initiated a position in Newfield Exploration Co. during the period.


                                   [GRAPHIC]12

Style SELECT Series and Focused Portfolios 2001 Semiannual Report

                                                              [LOGO]SUNAMERICA
                                                                    MUTUAL FUNDS
[SIDENOTE]

FUND OBJECTIVE
Seeks long-term growth of capital
by investing in equity securities
of Small-Cap companies, as defined
by Morningstar, Inc., using a
"value" style of investing

ADVISERS

[LOGO]BERGER TOGETHER WE CAN          [LOGO]LAZARD      [LOGO]THIRD AVENUE FUNDS
         MOVE MOUNTAINS-Registered
         Trademark-


WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF THE YEAR?

We are obviously in the midst of a difficult market. We intend to continue to search for those companies with solid balance sheets where we believe the market is discounting a worst-case scenario into the share price. While we run a certain risk of being early in our stock purchases, we believe that buying these stocks when things appear to be at their worst heavily skews the risk/reward trade-off in our favor. We also believe that such a strategy can lead to above-average returns when the problems correct themselves.

During the challenging semiannual period, we had built up the Portfolio's cash position. We intend to be very selective in redeploying that cash. We fully expect the number of companies reporting disappointing earnings to accelerate, thereby presenting opportunities to put the Portfolio's cash to work effectively.

*PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Morningstar proprietary ratings reflect historical risk-adjusted performance as of April 30, 2001. They are subject to change every month. Investors cannot actually make investments in these indices.


                                  [GRAPHIC]13

[GRAPHIC]  2001 SEMIANNUAL REPORT
FOCUSED GROWTH PORTFOLIO
(FORMERLY FOCUS PORTFOLIO)

                                             [SIDENOTE]

                                             FUND FOCUS
                                             Ranks in top 13% of Lipper Category
                                             Average and outperforms
                                             Morningstar Category Average for
                                             6-month period ended April 30,
                                             2001*
Q&A
THOMAS F. MARSICO, Portfolio Manager
MARSICO CAPITAL MANAGEMENT

HOW DID YOU MANAGE YOUR PORTION OF THE PORTFOLIO OVER THE PAST SIX MONTHS?

Over the past six months, we faced a U.S. stock market that generally favored value-oriented investing, rather than the growth-oriented investment style we and our fellow subadvisers use in managing this Portfolio. Still, we remained disciplined to our approach. In fact, effective March 1, 2001, the name of the Portfolio was changed from the Focus Portfolio to the Focused Growth Portfolio to better reflect the criteria and strategies we use to seek our objective--long-term growth of capital through a focused portfolio of no more than 30 stocks.

It was a challenging semiannual period. The Federal Reserve Board's first interest rate cut on January 3, 2001 sparked a rally in some U.S. equity sectors, most notably technology. However, that sense of renewed optimism was short-lived. Investors were buffeted by an almost continuous spate of disappointing corporate earnings announcements. A significant number of companies also indicated that future earnings growth might be reduced as well. This, in turn, created valuation-related concerns. In addition, certain sectors, particularly technology-related industries and capital goods companies, experienced considerable inventory buildups. Finally, a number of U.S. economic measures throughout the semiannual period suggested that a slowdown was not only a reality but that it may persist for longer than expected.

Given this "big picture" market perspective, we chose to manage our portion of the Portfolio with a somewhat less aggressive posture over the six months ended April 30, 2001. Most importantly, we substantially reduced the Portfolio's weighting in technology companies. Our underweighted allocation to technology helped us avoid some of the negative effects of the continued downturn this sector experienced after we either dramatically reduced or completely eliminated several positions. This decision was based primarily on our belief that a general technology slowdown was not only at hand, but may be greater in magnitude and duration than was generally recognized in the marketplace. Increasingly, we became concerned about end-user demand for various technology products and applications. We moved from a technology weighting of 31.1% in our portion of the Portfolio on October 31, 2000 to 14.7% at the end of the semiannual period. On the other hand, performance was adversely affected by the Portfolio's position in certain financial services and health care companies.

WOULD YOU GIVE US MORE SPECIFIC EXAMPLES?

We gradually increased the Portfolio's financial services weighting during the semiannual period. We did so primarily because we anticipated that the Federal Reserve Board would begin to reduce interest rates. We were correct in that assessment. We were not as on target with respect to how financial services companies' stock prices would react to such monetary easing. In hindsight, we underestimated concerns that reduced capital market activity would potentially hurt these companies' earnings and revenue growth. Our positions in American Express Co. and Merrill Lynch & Co., Inc. particularly impacted Portfolio performance. However, as the Federal Reserve Board continued to ease interest rates during the early months of 2001, performance in this sector did gradually improve. Positive contributions to the Portfolio came from Federal National Mortgage Association.

In the healthcare sector, Genentech, Inc. and Pfizer, Inc. traded down sharply. However, we continue to believe that Genentech, Inc. offers attractive long-term growth potential. We sold the Portfolio's holdings in Pfizer, Inc.**


                                  [GRAPHIC]14

Style SELECT Series and Focused Portfolios 2001 Semiannual Report

                                                              [LOGO]SUNAMERICA
                                                                    MUTUAL FUNDS

[SIDENOTE]

FUND OBJECTIVE
Seeks long-term growth of capital
through a focused portfolio of no
more than 30 stocks

ADVISERS
[LOGO]ALGER      JENNISON ASSOCIATES      [LOGO]MARSICO
                                                CAPITAL MANAGEMENT, LLC

WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF THE YEAR?

Without attempting to "sugarcoat" the recent difficulties of the stock market, we continue to have an overall positive long-term investment outlook. In our opinion, there are a number of important long-term macroeconomic underpinnings that we believe are durable and that could provide a healthy overall backdrop for future U.S. equity returns. These economic indicators include lower interest rates, constrained inflation, federal budget surpluses and productivity gains.

We also believe that this positive macroeconomic environment puts us in a substantially different place than the infamous "bear market" of 1973-1974, to which some have recently made comparisons. We do not believe there is a high risk of a general recession occurring, even though certain market sectors clearly are experiencing difficulties. Further, we think that the four interest rate cuts the Federal Reserve Board has made to date--totaling 2.00%--point to a more favorable environment for the overall U.S. equity market. Over time, we believe lower interest rates could help provide a better valuation backdrop. Indeed, our expectation is that the Federal Reserve Board will most likely continue to reduce interest rates in the ensuing months.

Our portion of the Portfolio continues to have substantial positions in the financial services, healthcare and consumer-related sectors. We believe select companies within these sectors are trading at attractive valuations and offer strong earnings potential in a slower growing economy. In our view, many techno-logy companies remain fully valued, particularly in light of our expectations that future growth rates within this sector may continue to decelerate.

We are keenly aware that recent declines in the U.S. equity market may be stressful for investors. That is why it is important to emphasize that we remain committed to working diligently toward long-term growth of capital regardless of the market environment through hands-on, intensive analysis of companies in our investment universe.

*PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Morningstar proprietary ratings reflect historical risk-adjusted performance as of April 30, 2001. They are subject to change every month. Investors cannot actually make investments in these indices.

**This discussion was prepared by Marsico Capital Management, the subadviser of the SunAmerica Focused Growth Portfolio. The statement pertains to Thomas F. Marsico's portion of the portfolio.


                                  [GRAPHIC]15

[GRAPHIC]2001 SEMIANNUAL REPORT
FOCUSED TECHNET PORTFOLIO

                                             [SIDENOTE]

                                             FUND FOCUS
                                             Introduced to investors on May 22,
                                             2000

Q&A
WALTER PRICE, JR./HUACHEN CHEN, Portfolio Managers
DRESDNER RCM GLOBAL INVESTORS LLC

HOW DID YOU MANAGE YOUR PORTION OF THE PORTFOLIO OVER THE PAST SIX MONTHS?

After dramatically outperforming the broader market in 1998, 1999 and early 2000, the technology sector had to face the reality later in 2000 that its exponential growth rates were not sustainable. The group was not impervious to external factors, such as the Federal Reserve Board's tightening monetary policy or, ultimately, the slowing U.S. economy. Suddenly, companies without earnings lost their allure. The most notable collapse took place in the dot.com arena, where earnings expectations for many companies declined substantially.

Investors initially seemed to drive technology stock prices higher early in 2001, encouraged by the Federal Reserve Board's reduction in short-term interest rates. Unfortunately, the technology economy continued to worsen. A wave of negative earnings announcements by blue-chip technology companies weighed heavily on the sector. Other companies reported severe declines in order rates for the first quarter of 2001. By March, a recession-like environment spread through the rest of the economy while the Federal Reserve Board's third 0.50% interest rate cut was seen as too little, too late. The least damaged technology sectors during the first calendar quarter were semiconductors and personal computers, areas where investors are more accustomed to cycles. However, other sectors of the technology market had never seen this type of downturn.

After touching lows in April, all major equity indices posted impressive performance for the month. Technology stocks recovered the most and delivered the best performance in April, as fears about the economic slowdown lessened and another surprise interest rate cut of 0.50% by the Federal Reserve Board on April 18th boosted investor sentiment.

Through the semiannual period, we managed our portion of the Portfolio alternately between ultra-conservative and moderately aggressive. We underperformed the NASDAQ National Composite Index for the six months ended April 30, 2001 primarily because we were underweighted in semiconductor and personal computer (PC) stocks. In addition, our holdings in software, where we were overweighted, and in communications were particularly disappointing. On the other hand, we benefited from a light weighting in the dot.com area. Also benefiting the Portfolio was the addition of what we call "processing concerns." These companies handle credit card transactions, payroll, bank accounts, automatic teller machines (ATMs), etc. These are the types of companies that tend to realize their profit expectations, even in recessions.

WOULD YOU GIVE US MORE SPECIFIC EXAMPLES?

We de-emphasized the semiconductor sector toward the end of 2000, as our research indicated that semiconductor supply was stronger than previously thought. Although the Portfolio was not heavily weighted in semiconductor or PC stocks, the ones that we did own performed relatively well during the semiannual period. For example, KLA-Tencor Corp., a semiconductor capital equipment company, performed well. We believe semiconductor companies have more reasonable valuations and should be among the first to benefit from economic recovery. Compaq Computer Corp., which sells PCs and related services in more than 200 countries, returned double digits.

Our Internet holding was eBay, Inc., the Web-based auction service that benefits from being an intermediary, not from taking possession or shipping inventory. eBay is an example of an Internet company that actually posts profits. Further, we believe that eBay is not vulnerable to competition from traditional retailers.

An example of the strongly performing "processing concerns" we added to the Portfolio in the first quarter of 2001 is Concord EFS, Inc., a leading provider of electronic funds transfer services for ATM, credit card and debit card transactions.


                                  [GRAPHIC]16

Style SELECT Series and Focused Portfolios 2001 Semiannual Report

                                                              [LOGO]SUNAMERICA
                                                                    MUTUAL FUNDS

[SIDENOTE]

FUND OBJECTIVE
Seeks capital appreciation by
investing generally in 30 equity
securities of companies of any size
that the advisers believe are
leading producers or beneficiaries
of technological innovation

ADVISERS
[LOGO]VANWAGONER     [LOGO]DRESDNER RCM GLOBAL FUNDS    [LOGO]SUNAMERICA
        FUNDS                                                 ASSET MANAGEMENT


WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF THE YEAR?

Our hope remains that negative corporate profit results reported in the first calendar quarter, due largely to inventory buildup, will work itself off over the next few quarters causing companies to report better earnings even if business does not actually improve. A more proactive Federal Reserve Board and the implementation of tax relief could create more confidence that a recovery might begin by 2002.

We believe our portion of the Focused TechNet Portfolio is currently well positioned for this cautious outlook, evidenced by our reasonable valuation to growth rate. The more aggressive technology companies in software or communications are still expensive. Thus, until a recovery is in sight, we will likely stay away from them. In addition, because the U.S. stock market is no longer the one shining light on the world stage, we have begun to examine other markets more closely, including those in Japan and the Mideast. As a focused Portfolio, we will, of course, continue to select only our best technology investment ideas.

Once economic growth does resume, we believe that technology will likely resume its role as the leading growth sector. In our view, the experience of the past six months or so should remind investors that it is important to approach technology investing over a multi-year time horizon.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.


                                  [GRAPHIC]17

[GRAPHIC]FOCUSED GROWTH 2001 SEMIANNUAL REPORT
         AND INCOME PORTFOLIO

                                             [SIDENOTE]

                                             FUND FOCUS
                                             Outperforms Lipper Category Average
                                             for 6-month period ended April 30,
                                             2001*

Q&A
FRANCIS GANNON, Portfolio Manager
SUNAMERICA ASSET MANAGEMENT

HOW DID YOU MANAGE YOUR PORTION OF THE PORTFOLIO OVER THE PAST SIX MONTHS?

At SunAmerica Asset Management, we stayed disciplined to our large-cap blend style, seeking growth companies, value companies and companies we believe to have elements of both. As always, we primarily focused on companies using both financial analysis and common sense. What we call our "real world approach" seeks to unearth what we believe are the best companies in the best industries. Many of these companies are thought to be redefining the direction of global business.

Of course, a dramatic slowdown in U.S. economic growth led to an extremely difficult semiannual period for the major equity indices, and volatility remained high throughout. We are pleased that the Portfolio outperformed its category average for the semiannual period. On a long-term basis, the Portfolio remained a stellar performer, outpacing the Lipper peer group on both a one- and three-year basis as of April 30, 2001.

Our performance is primarily attributable to a defensively postured Portfolio, diversified among growth and value sectors. During the period, we reduced the Portfolio's technology positions and increased its weightings in early cycle sectors such as consumer-oriented stocks, financials and select basic materials, which should benefit in a declining interest rate environment. We also increased the Portfolio's cash position to capitalize on periodic market imbalances or specific stock weaknesses.

WOULD YOU GIVE US MORE SPECIFIC EXAMPLES?

In the consumer sector, we established a position in Philip Morris Cos., Inc., which performed well over the semiannual period and we believe will continue to perform well in the current economy. In the financials sector, we focused on the refinancing trend, as interest rates declined over the last four months of the semiannual period. Providian Financial Corp., Citigroup, Inc. and J.P. Morgan Chase & Co. were particularly strong performers for the Portfolio. Within the basic materials sector, we focused on paper stocks, such as Georgia-Pacific Group. We continued to be underweight in chemicals and aluminum.

While telecommunications stocks overall did not perform well, we increased the Portfolio's position in those companies that provide "essential" services and thus are, we believe, more recession resistant. These companies included Verizon Communications.

The Portfolio continued to be overweight in the energy sector, through such companies as B.J. Services Co., Transocean Sedco Forex, Inc. and El Paso Corp. This sector performed well overall. We maintained the Portfolio's weighting in the utilities sectors, through such companies as Calpine Corp., which was a top performer during the period. We sold Enron Corp., taking profits as the stock had performed well.

To be expected, there were a few disappointments as well. These included Amdocs Ltd., Tyco International Ltd. and Cisco Systems, Inc.


                                  [GRAPHIC]18

Style SELECT Series and Focused Portfolios 2001 Semiannual Report

                                                              [LOGO]SUNAMERICA
                                                                    MUTUAL FUNDS

[SIDENOTE]

FUND OBJECTIVE
Invests primarily in equity
securities believed to be poised
for growth, are undervalued or are
likely to pay quarterly dividends

[LOGO] ADVISERS
[LOGO] MARSICO CAPITAL MANAGEMENT, LLC
[LOGO] SUNAMERICA ASSET MANAGEMENT

WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF THE YEAR?

For several reasons, we are cautiously optimistic in our outlook for the equity markets into the second half of the year.

- MONETARY POLICY. The Federal Reserve Board has already eased monetary policy by 2.00% in four interest rate cuts during the first four months of 2001. We anticipate that the Fed will continue to lower interest rates further by mid-year. These rate cuts should, in our view, be broadly stimulative to U.S. GDP growth. It is also important to note that stocks rose an annualized 20% on average in twelve easing periods since 1953 and in only two were stocks lower six months after the first rate cut. While we expect modest but positive equity returns for the year 2001, we do believe that the market offers opportunity at current levels.

- FISCAL POLICY. In the face of an erosion in consumer and business confidence, the fiscal policy response from President Bush and Congress no longer appears to be whether to cut income tax rates, but rather by how much and how soon.

- EARNINGS VISIBILITY. We expect corporate earnings to exceed Wall Street's lowered expectations and visibility to increase in the second half of 2001, as the economy begins to recover and multiples expand.

- SIDELINED LIQUIDITY. Money market fund assets and cash investments have increased significantly over the semiannual period, seeming to indicate that individuals are still looking to invest but are temporarily "parking" their money until some stability returns to the economy and/or the equity markets.

At the same time, we expect volatility to continue. The primary risks we see ahead include international instability, reeled in investment horizons, and earnings disappointments.

We continue to believe that periods of great uncertainty represent solid buying opportunities in the market. We also believe that higher quality companies will pick up market share during market downturns and be even better positioned to prosper when the economy does recover. Given this outlook, we intend to stay the course and focus your Portfolio's investments in quality companies that we believe present the best prospects for growth.

*PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Investors cannot actually make investments in these indices.


                                  [GRAPHIC]19

[GRAPHIC]2001 SEMIANNUAL REPORT
FOCUSED VALUE PORTFOLIO

                                             [SIDENOTE]

                                             FUND FOCUS
                                             Ranks in top 5% of Lipper Category
                                             Average and outperforms
                                             Morningstar Category Average and
                                             S&P 500 Index for 6-month period
                                             ended April 30, 2001*

Q&A
WILLIAM V. FRIES, Portfolio Manager
THORNBURG INVESTMENT MANAGEMENT

HOW DID YOU MANAGE YOUR PORTION OF THE PORTFOLIO OVER THE PAST SIX MONTHS?

We adhered to our strategy of seeking promising companies with sound business fundamentals at prices that are significantly discounted from their intrinsic values. We undertake a comprehensive search for value, recognizing that various businesses have different parameters for defining what constitutes value. Individual industries often have unique secular growth, profitability and revenue trend characteristics.

In general, value stocks outperformed growth stocks for the semiannual period. At the same time, the U.S. equity markets were unusually volatile. Throughout the period, fears of recession mounted as economic growth slowed. Earnings expectations for many companies were lowered, particularly in the technology sector, where 80% of the companies missed expectation in the first calendar quarter of 2001. Actual reported corporate earnings for all public companies in the first quarter were approximately 4% lower than the quarter one year prior, a fact that no doubt contributed to the negative return for the S&P 500 Index. This trend of lower corporate earnings continued through the end of April 2001.

In sharp contrast to the market overall, we are pleased to report that approximately 79% of all the companies owned in our portion of the Portfolio reported higher earnings in the first calendar quarter of 2001 compared to the first quarter one year prior. Such strong reporting was led by the Portfolio's healthcare and financial services holdings. This positive earnings progress helped our portion of the Portfolio outperform the S&P 500 Index for the semiannual period. Of course, earnings progress did not always correlate with positive returns on individual stocks. Also, turnover activity in the Portfolio was comparatively high given the rapidly changing markets of the semiannual period.

WOULD YOU GIVE US MORE SPECIFIC EXAMPLES?

We added east coast electrical utility Constellation Energy Group, Inc. in place of oil and gas exploration firm Unocal Corp. during the period. We liked the prospects for both, but price strength in Unocal Corp. and weakness in Constellation Energy Group, Inc. early in 2001 tipped the balance in favor of the latter.

In the healthcare sector, Portfolio holdings American Home Products Corp. and Wellpoint Health Networks, Inc. delivered positive earnings, accompanied by market price appreciation. Later in the semiannual period, we sold American Home Products Corp., preferring to focus on firms that might benefit more from declining interest rates.

Double-digit earnings increases from the Portfolio's financial holdings, such as Bank of New York Co., Inc., were met with market price depreciation on the stocks. During the period, we purchased investment managers/brokers Stilwell Financial, Inc. and E*Trade Group, Inc. for the Portfolio, due to significant share price erosion in these stocks and the positive secular outlook for these businesses. We also added the nation's largest savings and loan, Washington Mutual, Inc., since we believe it should benefit from lower U.S. short-term interest rates and a higher rate of mortgage refinancing.

In the retail sector, office supply giant Staples, Inc. delivered higher earnings and modest stock price performance during the period. We sold Staples, Inc. during the first calendar quarter in favor of the more beaten-down and consumer-oriented electronics retailer RadioShack. We also sold appreciated stock Kimberly-Clark Corp.

As technology stock prices declined sharply over the period, we traded out of three firms with cloudier near-term futures in exchange for companies, though still with declining stock prices, that appeared to have more secure profit growth ahead. Specifically, we sold J.D. Edwards & Co., Inc., Foundry Networks, Inc. and QUALCOMM, Inc. early in the semiannual period. We bought EMC Corp. and AOL Time Warner, Inc. EMC Corp. and AOL Time Warner, Inc. produced negative total return in the first months of 2001, but each appeared to be consolidating its leading competitive position in its respective markets.


                                  [GRAPHIC]20

Style SELECT Series and Focused Portfolios 2001 Semiannual Report

                                                              [LOGO]SUNAMERICA
                                                                    MUTUAL FUNDS

[SIDENOTE]

FUND OBJECTIVE
Seeks long-term growth of capital
by investing generally in 30 equity
securities that the advisers
believe are undervalued in the
market, without regard to market
capitalization

ADVISERS

[LOGO]AMERICAN   [LOGO]Third Avenue Funds  [LOGO]Thornburg Investment Management
        CENTURY

WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF THE YEAR?

Looking ahead, we are warming to the prospects for telephone service stocks, as upstart competitors weaken and service menus expand. We also intend to continue to sift through the rubble of beaten-down technology and financial services stocks, seeking long-term winners at value prices. We are optimistic that, once inventories are adjusted, the overall U.S. economy will respond to lower interest rates with resumed growth.

*PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Morningstar proprietary ratings reflect historical risk-adjusted performance as of April 30, 2001. They are subject to change every month. The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices. Investors cannot actually make investments in these indices.


                                  [GRAPHIC]21

[GRAPHIC]2001 SEMIANNUAL REPORT
INTERNATIONAL EQUITY PORTFOLIO

                                             [SIDENOTE]

                                             FUND FOCUS
                                             Managers look for lower interest
                                             rates and improved stock valuations
                                             to spur world markets higher by end
                                             of 2001

Q&A
JOHN R. FORD/DAVID J.L. WARREN & TEAM, Portfolio Managers
T. ROWE PRICE INTERNATIONAL, INC.

HOW DID YOU MANAGE YOUR PORTION OF THE PORTFOLIO OVER THE PAST SIX MONTHS?

We manage our portion of the International Equity Portfolio using a fundamental, bottom-up process that seeks to identify high-quality companies possessing sustainable growth characteristics, trading at reasonable valuations. We then focus on sector and stock allocation, rather than country allocation. For example, rather than trying to identify the best semiconductor company in Japan, we ask what is the best international semiconductor company. This investment approach recognizes the shift towards global industry.

The past six months were challenging ones, especially for growth-oriented international equity managers. As growth-biased managers, we experienced a headwind from two fronts--a shift toward value-oriented stocks and a slowing economic environment worldwide.

The collapse of the Internet bubble in the U.S. markets led to a significant decline in technology, media and telecommunications (TMT) stocks internationally. Investors rotated out of these "riskier" equity sectors into market segments characterized by inexpensive valuations, dependable earnings growth, and in the case of some, a cyclical rebound in business conditions that resulted in strong earnings growth. Thus, value-oriented sectors that have traditionally posted slower earnings growth, such as industrials, basic materials, autos and energy, dominated market performance.

As in the U.S., economic activity was another major factor impacting the international equity markets during the semiannual period. Japan continued to be embroiled in a structural economic quagmire with little to no consumer spending or confidence, sluggish industrial activity and political instability. The Japanese equity market was down more than 12% in U.S. dollar terms for the six months ended April 30, 2001. In Europe, economic activity held up better than in the U.S. However, the lack of action by the European Central Bank to lower interest rates to spur incrementally higher economic growth was a major disappointment to investors. Equity market results across the region were spotty over the six months, with the second tier economies of Ireland, Portugal and Spain posting better returns than core nations such as Germany. Among the emerging nations, Asian equity markets tended to be hurt by exposure to collapsing TMT stocks. The natural resources heavy Latin American economies tended to be boosted by a rebound in commodity markets.

WOULD YOU GIVE US MORE SPECIFIC EXAMPLES?

Overweightings in high-quality technology and telecommunications stocks, such as Nokia Oyj, Ericsson LM Telecommunications Co., Alcatel SA, ASM Lithography Holding NV and Koninklijke (Royal) Philips Electronics NV hampered Portfolio performance. However, certain holdings in the telecommunications industry helped relative returns during the semiannual period. These included British Telecommunications PLC, Deutsche Telekom AG, Orange SA and Telefonica SA.

Financial services stocks also produced mixed results. Companies with significant dependencies on the global capital markets suffered when investment banking deals all but dried up over the semiannual period. However, traditional financial services companies, such as portfolio holdings Royal Bank of Scotland Group PLC, BNP Paribas and HypoVereinsbank, outperformed. These companies benefited as steady revenue and earnings and reasonable valuations attracted investor interest.

Maintaining underweightings in the energy and auto sectors hurt Portfolio performance. Energy companies overall rallied on strengthening crude prices, despite a softening in global economic growth. As with other value-oriented sectors, auto stocks rallied due to attractive valuations and strong fundamental improvements such as those experienced at BMW AG.


                                  [GRAPHIC]22

Style SELECT Series and Focused Portfolios 2001 Semiannual Report

                                                              [LOGO]SUNAMERICA
                                                                    MUTUAL FUNDS

[SIDENOTE]

FUND OBJECTIVE
Seeks long-term growth of capital
by investing in equity securities
of issuers in countries other than
the United States

ADVISERS
[LOGO]DEUTSCHE ASSET MANAGEMENT           T. Rowe Price International, Inc.
          A MEMBER OF THE
           DEUTSCHE BANK GROUP


WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF THE YEAR?

A number of factors lead us to be encouraged about the performance of international equity markets over the remainder of the year. We believe that, following the U.S. lead, we may see lower interest rates from the European Central Bank and the Bank of England. Similarly, we anticipate lower tax rates to be enacted in many European nations. There has also been great progress in European companies embracing the importance of shareholder value.

In Japan, the election of reformist Koizumi as Prime Minister has led to increased optimism for slow improvement in its economic conditions. Other potential bright spots for Japan are the resumption of its zero interest rate policy and the apparent commitment to clean up the massive bad debt problem facing corporate Japan.

Finally, we believe terrific values have been created in high-quality TMT stocks, as a result of recent negative market activity. This bodes well for growth-oriented international equity managers like us.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.



IF YOU WOULD LIKE ADDITIONAL INFORMATION:

          - CALL FASTFACTS--OUR 24-HOUR, AUTOMATED ACCOUNT AND FUND INFORMATION HOTLINE AT 800-654-4760.

          -    VISIT www.sunamericafunds.com FOR MORE UP-TO-DATE INFORMATION.

                             SUNAMERICA MUTUAL FUNDS
                     THANKS YOU FOR YOUR CONTINUED SUPPORT

                                  [GRAPHIC]23

[SUNAMERICA MUTUAL FUNDS LOGO]

STATEMENT OF ASSETS AND LIABILITIES -- APRIL 30, 2001 (UNAUDITED)

                                          LARGE-CAP        MID-CAP        MULTI-CAP      LARGE-CAP                     SMALL-CAP
                                           GROWTH          GROWTH          GROWTH          VALUE          VALUE          VALUE
                                          PORTFOLIO       PORTFOLIO      PORTFOLIO+      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                        -----------------------------------------------------------------------------------------
ASSETS:
Investment securities, at value*......  $ 96,004,533    $143,045,407    $308,844,445    $90,382,744   $140,366,368    $71,332,131
Short-term securities*................     2,886,000       1,779,966       2,700,000      1,818,000        611,000             --
Repurchase agreements (cost equals
 market)..............................     2,777,000         617,000      15,835,000      2,956,000     10,877,000      6,426,000
Cash..................................        17,274              48          66,436          4,947        112,138          2,306
Foreign currency......................            --              --              --            139             --             --
Receivable for investments sold.......       673,101       2,366,647       1,785,197        567,449      2,223,326        594,808
Receivable for shares sold............       418,431         335,405         539,364        778,013        441,590        564,945
Interest and dividends receivable.....        26,819          26,495          39,500        104,870        193,376         54,215
Receivable due from Adviser...........         4,275              --              --          4,532             --          8,990
Deferred organizational expenses......         3,151           4,931           4,906          3,151          4,906          3,151
Prepaid expenses......................         1,369           1,924           4,678            769          1,679            559
                                        ------------    ------------    ------------    -----------   ------------    -----------
  Total assets........................   102,811,953     148,177,823     329,819,526     96,620,614    154,831,383     78,987,105
                                        ------------    ------------    ------------    -----------   ------------    -----------
LIABILITIES:
Payable for investments purchased.....       617,001       3,054,600       5,757,460        790,870        884,937        349,320
Payable for shares redeemed...........        87,383         674,139         918,095         51,635        172,291        277,852
Investment advisory and management
 fees payable.........................        77,554         108,669         245,324         74,676        121,310         60,247
Distribution and service maintenance
 fees payable.........................        63,577          86,236         188,570         60,751         93,606         46,780
Payable for variation margin on
 futures contracts....................            --              --              --             --         21,057             --
Other accrued expenses................       177,994         200,394         315,210        111,417        222,809        116,269
Due to Adviser........................            --           3,104           1,579             --          3,681             --
                                        ------------    ------------    ------------    -----------   ------------    -----------
  Total liabilities...................     1,023,509       4,127,142       7,426,238      1,089,349      1,519,691        850,468
                                        ------------    ------------    ------------    -----------   ------------    -----------
    Net assets........................  $101,788,444    $144,050,681    $322,393,288    $95,531,265   $153,311,692    $78,136,637
                                        ============    ============    ============    ===========   ============    ===========
*Identified cost
Investment securities.................  $ 91,853,600    $137,654,937    $291,710,923    $83,399,661   $127,471,971    $63,182,755
                                        ============    ============    ============    ===========   ============    ===========
Short-term securities.................  $  2,886,000    $  1,779,966    $  2,700,000    $ 1,818,000   $    611,000    $        --
                                        ============    ============    ============    ===========   ============    ===========
+Formerly Aggressive Growth Portfolio

See Notes to Financial Statements

                                                  [SUNAMERICA MUTUAL FUNDS LOGO]

                                          LARGE-CAP        MID-CAP        MULTI-CAP      LARGE-CAP                     SMALL-CAP
                                           GROWTH          GROWTH          GROWTH          VALUE          VALUE          VALUE
                                          PORTFOLIO       PORTFOLIO      PORTFOLIO+      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                        -----------------------------------------------------------------------------------------
NET ASSETS WERE COMPOSED OF:
Common Stock, $.0001 par value
 (1 billion shares authorized)........  $        735    $      1,133    $      1,711    $       641   $        975    $       500
Paid-in capital.......................   109,721,341     164,833,018     359,585,724     87,677,477    140,999,669     68,151,907
                                        ------------    ------------    ------------    -----------   ------------    -----------
                                         109,722,076     164,834,151     359,587,435     87,678,118    141,000,644     68,152,407
Accumulated undistributed net
 investment income (loss).............      (742,580)     (1,369,413)     (1,897,314)      (255,901)       121,143       (156,674)
Accumulated undistributed net realized
 gain (loss) on investments, foreign
 currency, other assets and
 liabilities..........................   (11,341,985)    (24,804,548)    (52,430,355)     1,125,961     (1,073,108)     1,991,596
Net unrealized appreciation on
 investments..........................     4,150,933       5,390,470      17,133,522      6,983,083     12,894,397      8,149,376
Net unrealized appreciation on futures
 contracts............................            --              --              --             --        368,616             --
Net unrealized foreign exchange gain
 (loss) on foreign currency, other
 assets and liabilities...............            --              21              --              4             --            (68)
                                        ------------    ------------    ------------    -----------   ------------    -----------
    Net assets........................  $101,788,444    $144,050,681    $322,393,288    $95,531,265   $153,311,692    $78,136,637
                                        ============    ============    ============    ===========   ============    ===========
CLASS A:
Net assets............................  $ 28,328,597    $ 45,924,855    $112,555,523    $26,006,005   $ 53,250,400    $25,503,181
Shares outstanding....................     2,007,601       3,514,426       5,826,742      1,726,335      3,313,648      1,608,165
Net asset value and redemption price
 per share............................  $      14.11    $      13.07    $      19.32    $     15.06   $      16.07    $     15.86
Maximum sales charge (5.75% of
 offering price)......................          0.86            0.80            1.18           0.92           0.98           0.97
                                        ------------    ------------    ------------    -----------   ------------    -----------
Maximum offering price to public......  $      14.97    $      13.87    $      20.50    $     15.98   $      17.05    $     16.83
                                        ============    ============    ============    ===========   ============    ===========
CLASS B:
Net assets............................  $ 46,368,495    $ 74,541,282    $158,406,247    $40,747,283   $ 81,284,197    $31,438,264
Shares outstanding....................     3,373,670       5,937,999       8,519,731      2,747,928      5,226,165      2,028,769
Net asset value, offering and
 redemption price per share (excluding
 any applicable contingent deferred
 sales charge)........................  $      13.74    $      12.55    $      18.59    $     14.83   $      15.55    $     15.50
                                        ============    ============    ============    ===========   ============    ===========
CLASS II:
Net assets............................  $ 27,091,352    $ 23,584,544    $ 49,187,626    $27,680,100   $ 18,351,737    $20,368,065
Shares outstanding....................     1,971,191       1,875,817       2,646,418      1,865,528      1,180,181      1,313,750
Net asset value and redemption price
 per share (excluding any applicable
 contingent deferred sales charge)....  $      13.74    $      12.57    $      18.59    $     14.84   $      15.55    $     15.50
Maximum sales charge (1.00% of
 offering price)......................          0.14            0.13            0.19           0.15           0.16           0.16
                                        ------------    ------------    ------------    -----------   ------------    -----------
Maximum offering price to public......  $      13.88    $      12.70    $      18.78    $     14.99   $      15.71    $     15.66
                                        ============    ============    ============    ===========   ============    ===========
CLASS Z:
Net assets............................            --              --    $  2,243,892    $ 1,097,877   $    425,358    $   827,127
Shares outstanding....................            --              --         113,447         72,039         25,970         51,308
Net asset value, offering and
 redemption price per share...........            --              --    $      19.78    $     15.24   $      16.38    $     16.12
                                        ============    ============    ============    ===========   ============    ===========
+Formerly Aggressive Growth Portfolio

See Notes to Financial Statements

[SUNAMERICA MUTUAL FUNDS LOGO]

                                                                                       FOCUSED
                                                      FOCUSED          FOCUSED         GROWTH          FOCUSED      INTERNATIONAL
                                                       GROWTH          TECHNET       AND INCOME         VALUE          EQUITY
                                                     PORTFOLIO+       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                   ------------------------------------------------------------------------------
ASSETS:
Investment securities, at value*.................  $1,515,872,694   $116,852,877    $174,109,399    $334,068,737    $ 92,387,251
Short-term securities*...........................      75,822,420             --       6,300,000              --       3,936,450
Repurchase agreements (cost equals market).......              --     14,753,000       6,316,000      39,584,000       1,717,000
Cash.............................................          91,233          1,292          70,966           2,602         181,973
Foreign currency.................................              --             --              --              --         948,491
Receivable for investments sold..................      16,592,091     10,860,707         444,640       7,721,207         764,417
Receivable for shares sold.......................       7,360,001      1,126,820         472,478       7,478,938       2,213,214
Receivable for foreign currency contracts........              --             --              --              --         736,154
Interest and dividends receivable................         231,474         20,488          31,843         517,089         332,225
Receivable for variation margin on futures
 contracts.......................................              --             --              --              --          44,991
Receivable due from Adviser......................              --         20,941          43,718          38,886           7,356
Prepaid expenses.................................          19,042          1,726           2,168           1,164           1,283
Deferred organizational expenses.................           6,999             --           3,151              --           4,906
Unrealized appreciation on forward foreign
 currency contracts..............................              --             --              --              --          19,868
                                                   --------------   ------------    ------------    ------------    ------------
  Total assets...................................   1,615,995,954    143,637,851     187,794,363     389,412,623     103,295,579
                                                   --------------   ------------    ------------    ------------    ------------

LIABILITIES:
Payable for investments purchased................      37,626,288      7,872,675       3,190,733      15,250,821         725,678
Payable for shares redeemed......................       2,080,267        116,308         206,121         658,192       7,758,780
Distribution and service maintenance fees
 payable.........................................       1,035,244         74,211         117,165         229,592          56,569
Investment advisory and management fees
 payable.........................................       1,031,659        122,558         143,348         276,768          84,746
Payable for foreign currency contracts...........              --             --              --              --         737,210
Payable for variation margin on futures
 contracts.......................................              --             --              --         128,563              --
Other accrued expenses...........................         986,090        148,508         164,253         184,749         243,828
Written options at value (proceeds $44,062 on
 International Equity Portfolio).................              --             --              --              --          59,750
                                                   --------------   ------------    ------------    ------------    ------------
  Total liabilities..............................      42,759,548      8,334,260       3,821,620      16,728,685       9,666,561
                                                   --------------   ------------    ------------    ------------    ------------
    Net assets...................................  $1,573,236,406   $135,303,591    $183,972,743    $372,683,938    $ 93,629,018
                                                   ==============   ============    ============    ============    ============
*Identified cost
Investment securities............................  $1,532,032,980   $125,065,267    $176,620,774    $305,105,618    $ 96,996,142
                                                   ==============   ============    ============    ============    ============
Short-term securities............................  $   75,822,420   $         --    $  6,300,000    $         --    $  3,936,450
                                                   ==============   ============    ============    ============    ============
+Formerly Focus Portfolio

See Notes to Financial Statements

                                                  [SUNAMERICA MUTUAL FUNDS LOGO]

                                                                                       FOCUSED
                                                      FOCUSED          FOCUSED         GROWTH          FOCUSED      INTERNATIONAL
                                                       GROWTH          TECHNET       AND INCOME         VALUE          EQUITY
                                                     PORTFOLIO+       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                   ------------------------------------------------------------------------------
NET ASSETS WERE COMPOSED OF:
Common Stock, $.0001 par value
 (1 billion shares authorized)...................  $        9,136   $      1,915    $      1,215    $      2,108    $        835
Paid-in capital..................................   1,835,559,404    281,467,833     213,347,165     328,613,935     104,722,135
                                                   --------------   ------------    ------------    ------------    ------------
                                                    1,835,568,540    281,469,748     213,348,380     328,616,043     104,722,970
Accumulated undistributed net investment loss....      (7,482,986)    (1,134,304)       (599,942)       (531,515)       (771,113)
Accumulated undistributed net realized gain
 (loss) on investments, foreign currency, and
 other assets and liabilities....................    (238,688,862)  (136,819,463)    (26,264,320)     14,792,516      (5,746,709)
Net unrealized appreciation (depreciation) on
 investments.....................................     (16,160,286)    (8,212,390)     (2,511,375)     28,963,119      (4,608,891)
Net unrealized appreciation on futures
 contracts.......................................              --             --              --         843,970          44,991
Net unrealized foreign exchange gain (loss) on
 foreign currency, and other assets and
 liabilities.....................................              --             --              --            (195)          3,457
Net unrealized depreciation on written call
 options contracts...............................              --             --              --              --         (15,687)
                                                   --------------   ------------    ------------    ------------    ------------
    Net assets...................................  $1,573,236,406   $135,303,591    $183,972,743    $372,683,938    $ 93,629,018
                                                   ==============   ============    ============    ============    ============
CLASS A:
Net assets.......................................  $  339,934,149   $ 49,705,998    $ 50,784,846    $ 99,426,794    $ 36,464,673
Shares outstanding...............................      19,436,445      7,006,231       3,295,892       5,585,112       3,187,045
Net asset value and redemption price per share...  $        17.49   $       7.09    $      15.41    $      17.80    $      11.44
Maximum sales charge (5.75% of offering price)...            1.07           0.43            0.94            1.09            0.70
                                                   --------------   ------------    ------------    ------------    ------------
Maximum offering price to public.................  $        18.56   $       7.52    $      16.35    $      18.89    $      12.14
                                                   ==============   ============    ============    ============    ============
CLASS B:
Net assets.......................................  $  559,466,401   $ 37,982,808    $ 71,949,344    $117,958,986    $ 39,279,134
Shares outstanding...............................      32,630,429      5,384,647       4,784,358       6,687,131       3,546,279
Net asset value, offering and redemption price
 per share (excluding any applicable contingent
 deferred sales charge)..........................  $        17.15   $       7.05    $      15.04    $      17.64    $      11.08
                                                   ==============   ============    ============    ============    ============
CLASS II:
Net assets.......................................  $  663,268,126   $ 47,019,388    $ 60,724,798    $155,298,158    $ 17,885,211
Shares outstanding...............................      38,692,301      6,671,708       4,039,973       8,807,925       1,614,972
Net asset value and redemption price per share
 (excluding any applicable contingent deferred
 sales charge)...................................  $        17.14   $       7.05    $      15.03    $      17.63    $      11.07
Maximum sales charge (1.00% of offering price)...            0.17           0.07            0.15            0.18            0.11
                                                   --------------   ------------    ------------    ------------    ------------
Maximum offering price to public.................  $        17.31   $       7.12    $      15.18    $      17.81    $      11.18
                                                   ==============   ============    ============    ============    ============
CLASS Z:
Net assets.......................................  $   10,567,730   $    595,397    $    513,755              --              --
Shares outstanding...............................         599,517         83,503          33,260              --              --
Net asset value, offering and redemption price
 per share.......................................  $        17.63   $       7.13    $      15.45              --              --
                                                   ==============   ============    ============    ============    ============
+Formerly Focus Portfolio

See Notes to Financial Statements

[SUNAMERICA MUTUAL FUNDS LOGO]

STATEMENT OF OPERATIONS -- FOR THE SIX MONTHS ENDED APRIL 30, 2001 (UNAUDITED)

                                              LARGE-CAP        MID-CAP        MULTI-CAP      LARGE-CAP                 SMALL-CAP
                                               GROWTH          GROWTH          GROWTH          VALUE        VALUE        VALUE
                                              PORTFOLIO       PORTFOLIO      PORTFOLIO+      PORTFOLIO    PORTFOLIO    PORTFOLIO
                                            -------------------------------------------------------------------------------------
INVESTMENT INCOME:
Income:
  Interest................................  $    149,132    $    177,757    $   1,494,287   $   141,335   $  400,805   $  129,630
  Dividends*..............................       311,819         176,906          589,425       556,383    1,353,406      422,996
                                            ------------    ------------    -------------   -----------   ----------   ----------
    Total investment income...............       460,951         354,663        2,083,712       697,718    1,754,211      552,626
                                            ------------    ------------    -------------   -----------   ----------   ----------
Expenses:
  Investment advisory and management
    fees..................................       538,961         804,472        1,835,180       422,492      750,129      321,121
  Custodian fees and expenses.............        58,703          58,987          111,792        68,890       67,496       70,894
  Distribution and service maintenance
    fees
    Class A...............................        51,764          85,910          218,855        39,567       89,644       38,093
    Class B...............................       247,415         399,940          871,979       185,686      394,726      130,840
    Class II..............................       137,775         126,396          278,324       118,450       82,487       78,631
  Transfer agent fees and expenses
    Class A...............................        42,933          64,800          175,864        30,406       71,279       30,608
    Class B...............................        70,080         102,841          230,485        50,651      103,231       37,294
    Class II..............................        37,676          32,899           74,095        31,090       21,615       21,857
    Class Z...............................            --              --           10,483        10,860       10,857       10,860
  Registration fees
    Class A...............................            --              --           10,360         6,143           --        3,393
    Class B...............................            --              --           14,524            --           --           --
    Class II..............................            --           4,728           11,033         6,878        3,927        5,914
    Class Z...............................            --              --            5,525         3,380        3,615        3,140
  Printing expense........................         9,840          18,200           52,450         9,130       20,745        6,010
  Audit and tax consulting fees...........         7,760           9,725           10,410        10,555       10,710       10,937
  Trustees' fees and expenses.............         2,723           4,484           10,222         2,766        3,430        1,404
  Amortization of organizational
    expenses..............................         1,086           4,453            4,453         1,086        4,452        1,086
  Legal fees and expenses.................            --              --            1,067            --          963           --
  Insurance expense.......................           275             393              929           165          425          127
  Miscellaneous expenses..................           813             360              908           157          326          115
                                            ------------    ------------    -------------   -----------   ----------   ----------
    Total expenses........................     1,207,804       1,718,588        3,928,938       998,352    1,640,057      772,324
    Less: expenses waived/reimbursed by
      investment adviser..................        (7,379)             --               --       (50,460)     (20,730)     (65,783)
    Less: custody credits earned on cash
      balances............................        (1,162)         (2,679)          (4,446)       (1,192)      (1,441)        (394)
                                            ------------    ------------    -------------   -----------   ----------   ----------
    Net expenses..........................     1,199,263       1,715,909        3,924,492       946,700    1,617,886      706,147
                                            ------------    ------------    -------------   -----------   ----------   ----------
Net investment income (loss)..............      (738,312)     (1,361,246)      (1,840,780)     (248,982)     136,325     (153,521)
                                            ------------    ------------    -------------   -----------   ----------   ----------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
Net realized gain (loss) on investments...    (9,450,832)    (21,858,339)     (43,842,623)    1,472,185    1,601,876    2,503,250
Net realized loss on futures and options
 contracts................................            --              --       (4,554,628)           --   (1,200,197)          --
Net realized foreign exchange gain (loss)
 on other assets and liabilities..........            --              16               --           (10)          (8)        (101)
Net change in unrealized
 appreciation/depreciation on
 investments..............................   (16,486,971)    (18,839,066)     (60,182,582)     (872,955)   1,251,586    5,284,928
Net change in unrealized
 appreciation/depreciation on futures
 contracts................................            --              --               --            --      392,916           --
Net change in unrealized foreign exchange
 gain (loss) on other assets and
 liabilities..............................            --              25               --             4           --          (37)
                                            ------------    ------------    -------------   -----------   ----------   ----------
Net realized and unrealized gain (loss) on
 investments, foreign currency, other
 assets and liabilities...................   (25,937,803)    (40,697,364)    (108,579,833)      599,224    2,046,173    7,788,040
                                            ------------    ------------    -------------   -----------   ----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS:...............  $(26,676,115)   $(42,058,610)   $(110,420,613)  $   350,242   $2,182,498   $7,634,519
                                            ============    ============    =============   ===========   ==========   ==========
*Net of foreign withholding taxes on
 dividends of.............................  $      4,410    $        895    $      12,785   $     4,883   $    2,440   $    2,413
                                            ============    ============    =============   ===========   ==========   ==========
+Formerly Aggressive Growth Portfolio

See Notes to Financial Statements

                                                  [SUNAMERICA MUTUAL FUNDS LOGO]

STATEMENT OF OPERATIONS -- FOR THE SIX MONTHS ENDED APRIL 30, 2001 (UNAUDITED) -- (CONTINUED)

                                                                                        FOCUSED
                                                         FOCUSED         FOCUSED         GROWTH        FOCUSED      INTERNATIONAL
                                                         GROWTH          TECHNET       AND INCOME       VALUE          EQUITY
                                                       PORTFOLIO+       PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO
                                                      ---------------------------------------------------------------------------
INVESTMENT INCOME:
Income:
  Interest..........................................  $   4,704,463   $     909,689   $    604,774   $    389,678   $    118,776
  Dividends*........................................      4,515,641          16,105        664,942      1,591,763        523,736
                                                      -------------   -------------   ------------   ------------   ------------
    Total investment income.........................      9,220,104         925,794      1,269,716      1,981,441        642,512
                                                      -------------   -------------   ------------   ------------   ------------
Expenses:
  Investment advisory and management fees...........      6,877,404       1,084,830        975,984      1,240,308        551,529
  Custodian fees and expenses.......................        450,350          50,838         63,005         97,457        119,213
  Distribution and service maintenance fees
    Class A.........................................        614,614         112,837         96,970        116,518         67,276
    Class B.........................................      2,827,691         238,787        373,369        349,615        213,956
    Class II........................................      3,454,401         303,539        322,832        557,786         94,635
  Transfer agent fees and expenses
    Class A.........................................        445,011          91,801         71,655         79,898         53,436
    Class B.........................................        707,735          64,842         96,609         83,906         62,100
    Class II........................................        851,939          76,657         81,291        133,889         26,826
    Class Z#........................................         11,172           8,545          9,190             --          3,630
  Registration fees
    Class A.........................................         42,367          16,679         12,799         13,063             --
    Class B.........................................         67,605          10,112         15,934         13,442             --
    Class II........................................        108,005          12,573         14,811         21,626          8,223
    Class Z#........................................          5,181           6,250          4,415             --            600
  Printing expense..................................        151,925          22,805         15,655         10,160         17,255
  Interest expense..................................             --              --             --             --         20,423
  Audit and tax consulting fees.....................         10,732           9,900         10,705         10,920         14,363
  Trustees' fees and expenses.......................         42,158           5,527          3,539          3,417          2,904
  Amortization of organizational expenses...........          1,683              --          1,086             --          4,453
  Legal fees and expenses...........................         11,937          10,010            123          8,815          2,700
  Insurance expense.................................          3,376             156            357            172            284
  Miscellaneous expenses............................          4,359           1,631            429          1,185            389
                                                      -------------   -------------   ------------   ------------   ------------
    Total expenses..................................     16,689,645       2,128,319      2,170,758      2,742,177      1,264,195
    Less: expenses waived/reimbursed by investment
      adviser.......................................           (471)        (67,169)      (303,147)      (225,511)       (46,264)
    Less: custody credits earned on cash balances...         (3,794)         (1,052)        (1,458)        (4,377)            --
                                                      -------------   -------------   ------------   ------------   ------------
    Net expenses....................................     16,685,380       2,060,098      1,866,153      2,512,289      1,217,931
                                                      -------------   -------------   ------------   ------------   ------------
Net investment loss.................................     (7,465,276)     (1,134,304)      (596,437)      (530,848)      (575,419)
                                                      -------------   -------------   ------------   ------------   ------------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
Net realized gain (loss) on investments.............   (212,407,132)   (128,459,771)   (24,010,794)    15,790,741     (3,456,351)
Net realized gain on written options contracts......             --         759,086             --             --         70,325
Net realized gain (loss) on futures and options
 contracts..........................................             --              --             --        706,800     (1,561,497)
Net realized foreign exchange gain (loss) on other
 assets and liabilities.............................             --              --             --           (247)       140,671
Net change in unrealized appreciation/depreciation
 on
 investments........................................    (89,644,635)    (20,982,013)   (19,676,402)    11,234,035     (7,057,145)
Net change in unrealized appreciation/depreciation
 on written options contracts.......................             --              --             --             --        (15,687)
Net change in unrealized appreciation/depreciation
 on futures contracts...............................             --              --             --        843,970         44,991
Net change in unrealized foreign exchange gain
 (loss) on
 other assets and liabilities.......................             --              --             --            (70)         6,831
                                                      -------------   -------------   ------------   ------------   ------------
Net realized and unrealized gain (loss) on
 investments,
 foreign currency, other assets and liabilities.....   (302,051,767)   (148,682,698)   (43,687,196)    28,575,229    (11,827,862)
                                                      -------------   -------------   ------------   ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS:........................................  $(309,517,043)  $(149,817,002)  $(44,283,633)  $ 28,044,381   $(12,403,281)
                                                      =============   =============   ============   ============   ============
*Net of foreign withholding taxes on dividends of...  $      70,699   $          --   $        187   $      7,095   $     90,134
                                                      =============   =============   ============   ============   ============
+Formerly Focus Portfolio

#As of January 1, 2001, Class Z shares of the International Equity Portfolio are no longer being offered for sale.

See Notes to Financial Statements

[SUNAMERICA MUTUAL FUNDS LOGO]

STATEMENT OF CHANGES IN NET ASSETS

                                                            LARGE-CAP GROWTH                     MID-CAP GROWTH
                                                                PORTFOLIO                           PORTFOLIO
                                                    ---------------------------------   ---------------------------------
                                                      FOR THE SIX                         FOR THE SIX
                                                     MONTHS ENDED      FOR THE YEAR      MONTHS ENDED      FOR THE YEAR
                                                       APRIL 30,           ENDED           APRIL 30,           ENDED
                                                         2001           OCTOBER 31,          2001           OCTOBER 31,
                                                      (UNAUDITED)          2000           (UNAUDITED)          2000
                                                    ---------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment loss.............................   $   (738,312)     $ (1,977,651)     $ (1,361,246)     $ (2,945,009)
  Net realized gain (loss) on investments.........     (9,450,832)       11,814,463       (21,858,339)       41,281,162
  Net realized foreign exchange gain on other
    assets and liabilities........................             --                --                16                 3
  Net change in unrealized
    appreciation/depreciation
    on investments................................    (16,486,971)         (268,981)      (18,839,066)        5,236,311
  Net change in unrealized foreign exchange gain
    (loss) on other assets and liabilities........             --                --                25                (4)
                                                     ------------      ------------      ------------      ------------
Net increase (decrease) in net assets resulting
 from operations..................................    (26,676,115)        9,567,831       (42,058,610)       43,572,463
                                                     ------------      ------------      ------------      ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  From net realized gains on investments (Class
    A)............................................     (3,127,781)         (848,381)      (12,345,063)       (4,655,172)
  From net realized gains on investments (Class
    B)............................................     (5,474,813)       (1,572,067)      (21,538,501)       (8,472,206)
  From net realized gains on investments (Class
    II)...........................................     (2,947,406)         (604,576)       (6,781,436)       (1,702,654)
                                                     ------------      ------------      ------------      ------------
Total dividends and distributions to
 shareholders.....................................    (11,550,000)       (3,025,024)      (40,665,000)      (14,830,032)
                                                     ------------      ------------      ------------      ------------
NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL
 SHARE TRANSACTIONS (NOTE 8)......................     12,386,728        22,684,877        36,677,124        38,491,303
                                                     ------------      ------------      ------------      ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS...........    (25,839,387)       29,227,684       (46,046,486)       67,233,734
NET ASSETS:
Beginning of period...............................    127,627,831        98,400,147       190,097,167       122,863,433
                                                     ------------      ------------      ------------      ------------
End of period [including undistributed net
  investment loss for April 30, 2001 and October
  31, 2000 of ($742,580), ($4,268), ($1,369,413),
  and ($8,167) respectively]                         $101,788,444      $127,627,831      $144,050,681      $190,097,167
                                                     ============      ============      ============      ============

See Notes to Financial Statements

                                                  [SUNAMERICA MUTUAL FUNDS LOGO]

                                                               MULTI-CAP GROWTH                  LARGE-CAP VALUE
                                                                  PORTFOLIO+                        PORTFOLIO
                                                        -------------------------------   ------------------------------
                                                         FOR THE SIX                      FOR THE SIX
                                                        MONTHS ENDED     FOR THE YEAR     MONTHS ENDED    FOR THE YEAR
                                                          APRIL 30,          ENDED         APRIL 30,          ENDED
                                                            2001          OCTOBER 31,         2001         OCTOBER 31,
                                                         (UNAUDITED)         2000         (UNAUDITED)         2000
                                                        ----------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income (loss)........................  $ (1,840,780)    $ (6,396,677)    $  (248,982)     $   192,996
  Net realized gain (loss) on investments.............   (43,842,623)      78,527,231       1,472,185        2,801,643
  Net realized loss on options contracts..............    (4,554,628)      (1,563,695)             --               --
  Net realized foreign exchange loss on other assets
    and liabilities...................................            --               --             (10)             (14)
  Net change in unrealized appreciation/depreciation
    on investments....................................   (60,182,582)       6,186,470        (872,955)       5,051,768
  Net change in unrealized appreciation/depreciation
    on written options contracts......................            --           38,060              --               --
  Net change in unrealized foreign exchange gain
    (loss) on other assets and liabilities............            --               --               4               --
                                                        ------------     ------------     -----------      -----------
Net increase (decrease) in net assets resulting from
 operations...........................................  (110,420,613)      76,791,389         350,242        8,046,393
                                                        ------------     ------------     -----------      -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income (Class A)................            --               --        (159,799)              --
  From net investment income (Class B)................            --               --         (12,181)              --
  From net investment income (Class II)...............            --               --          (7,368)              --
  From net investment income (Class Z)................            --               --         (15,615)              --
  From net realized gains on investments (Class A)....   (24,927,770)     (12,050,143)       (739,839)        (346,932)
  From net realized gains on investments (Class B)....   (36,286,671)     (18,113,404)     (1,292,162)        (689,761)
  From net realized gains on investments
    (Class II)........................................   (11,717,700)      (3,525,596)       (781,681)        (273,043)
  From net realized gains on investments (Class Z)....      (512,871)         (80,760)        (37,284)          (5,291)
                                                        ------------     ------------     -----------      -----------
Total dividends and distributions to shareholders.....   (73,445,012)     (33,769,903)     (3,045,929)      (1,315,027)
                                                        ------------     ------------     -----------      -----------
NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL
 SHARE TRANSACTIONS (NOTE 8)..........................    51,129,373      145,176,321      23,972,221        9,200,214
                                                        ------------     ------------     -----------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS...............  (132,736,252)     188,197,807      21,276,534       15,931,580
NET ASSETS:
Beginning of period...................................   455,129,540      266,931,733      74,254,731       58,323,151
                                                        ------------     ------------     -----------      -----------
End of period [including undistributed net investment
  income (loss) for April 30, 2001 and October 31,
  2000 of ($1,897,314), ($56,534), ($255,901), and
  $188,044 respectively]..............................  $322,393,288     $455,129,540     $95,531,265      $74,254,731
                                                        ============     ============     ===========      ===========

------------------

+Formerly Aggressive Growth Portfolio

See Notes to Financial Statements

[SUNAMERICA MUTUAL FUNDS LOGO]

                                                                     VALUE                       SMALL-CAP VALUE
                                                                   PORTFOLIO                        PORTFOLIO
                                                        -------------------------------   ------------------------------
                                                         FOR THE SIX                      FOR THE SIX
                                                        MONTHS ENDED     FOR THE YEAR     MONTHS ENDED    FOR THE YEAR
                                                          APRIL 30,          ENDED         APRIL 30,          ENDED
                                                            2001          OCTOBER 31,         2001         OCTOBER 31,
                                                         (UNAUDITED)         2000         (UNAUDITED)         2000
                                                        ----------------------------------------------------------------
INCREASE IN NET ASSETS:
OPERATIONS:
  Net investment income (loss)........................  $    136,325     $   (254,627)    $  (153,521)     $    41,672
  Net realized gain on investments....................     1,601,876       15,989,760       2,503,250        2,143,749
  Net realized loss on options contracts..............            --         (114,866)             --               --
  Net realized loss on futures contracts..............    (1,200,197)              --              --               --
  Net realized foreign exchange gain (loss) on other
    assets and liabilities............................            (8)           2,471            (101)            (248)
  Net change in unrealized appreciation/depreciation
    on investments....................................     1,251,586       (1,267,454)      5,284,928        5,697,043
  Net change in unrealized appreciation/depreciation
    on
    future contracts..................................       392,916          (24,300)             --               --
  Net change in unrealized foreign exchange gain
    (loss) on other assets and liabilities............            --               --             (37)             (58)
                                                        ------------     ------------     -----------      -----------
Net increase in net assets resulting from
 operations...........................................     2,182,498       14,330,984       7,634,519        7,882,158
                                                        ------------     ------------     -----------      -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  From net realized gains on investments (Class A)....    (5,612,105)      (2,614,539)             --               --
  From net realized gains on investments (Class B)....    (8,943,856)      (4,224,970)             --               --
  From net realized gains on investments
    (Class II)........................................    (1,750,493)        (597,058)             --               --
  From net realized gains on investments (Class Z)....       (38,546)          (3,372)             --               --
                                                        ------------     ------------     -----------      -----------
Total dividends and distributions to shareholders.....   (16,345,000)      (7,439,939)             --               --
                                                        ------------     ------------     -----------      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 CAPITAL SHARE TRANSACTIONS (NOTE 8)..................    21,145,725      (27,305,302)     18,119,640         (882,455)
                                                        ------------     ------------     -----------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS...............     6,983,223      (20,414,257)     25,754,159        6,999,703
NET ASSETS:
Beginning of period...................................   146,328,469      166,742,726      52,382,478       45,382,775
                                                        ------------     ------------     -----------      -----------
End of period [including undistributed net investment
  income (loss) for April 30, 2001 and October 31,
  2000 of $121,143, ($15,182), ($156,674), and
  ($3,153) respectively]..............................  $153,311,692     $146,328,469     $78,136,637      $52,382,478
                                                        ============     ============     ===========      ===========

See Notes to Financial Statements

                                                  [SUNAMERICA MUTUAL FUNDS LOGO]

                                                             FOCUSED GROWTH                    FOCUSED TECHNET
                                                               PORTFOLIO+                         PORTFOLIO
                                                    --------------------------------   -------------------------------
                                                     FOR THE SIX                        FOR THE SIX    FOR THE PERIOD
                                                     MONTHS ENDED     FOR THE YEAR     MONTHS ENDED     MAY 22, 2000*
                                                      APRIL 30,           ENDED          APRIL 30,         THROUGH
                                                         2001          OCTOBER 31,         2001          OCTOBER 31,
                                                     (UNAUDITED)          2000          (UNAUDITED)         2000
                                                    ------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment loss.............................  $   (7,465,276)  $  (20,341,554)   $ (1,134,304)    $ (1,413,742)
  Net realized gain (loss) on investments.........    (212,407,132)      29,009,454    (128,459,771)      (8,850,785)
  Net realized gain (loss) on options contracts...              --       (2,172,204)        759,086         (145,127)
  Net change in unrealized
    appreciation/depreciation
    on investments................................     (89,644,635)     (44,256,215)    (20,982,013)      12,769,623
                                                    --------------   --------------    ------------     ------------
Net increase (decrease) in net assets resulting
 from operations..................................    (309,517,043)     (37,760,519)   (149,817,002)       2,359,969
                                                    --------------   --------------    ------------     ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  From net realized gains on investments (Class
    A)............................................     (11,067,219)        (928,076)             --               --
  From net realized gains on investments (Class
    B)............................................     (17,969,854)      (1,517,098)             --               --
  From net realized gains on investments (Class
    II)...........................................     (22,373,087)      (1,544,641)             --               --
  From net realized gains on investments (Class
    Z)............................................        (324,840)         (15,284)             --               --
                                                    --------------   --------------    ------------     ------------
Total dividends and distributions to
 shareholders.....................................     (51,735,000)      (4,005,099)             --               --
                                                    --------------   --------------    ------------     ------------
NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL
 SHARE TRANSACTIONS (NOTE 8)......................      79,672,744    1,191,258,148      38,377,819      244,382,805
                                                    --------------   --------------    ------------     ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS...........    (281,579,299)   1,149,492,530    (111,439,183)     246,742,774
NET ASSETS:
Beginning of period...............................   1,854,815,705      705,323,175     246,742,774               --
                                                    --------------   --------------    ------------     ------------
End of period [including undistributed net
  investment loss for April 30, 2001 and October
  31, 2000 of ($7,482,986), ($17,710),
  ($1,134,304), and ($0) respectively]............  $1,573,236,406   $1,854,815,705    $135,303,591     $246,742,774
                                                    ==============   ==============    ============     ============
+Formerly Focus Portfolio
*Commencement of Operations

See Notes to Financial Statements

[SUNAMERICA MUTUAL FUNDS LOGO]

                                 FOCUSED GROWTH AND INCOME               FOCUSED VALUE                 INTERNATIONAL EQUITY
                                         PORTFOLIO                         PORTFOLIO                         PORTFOLIO
                              -------------------------------   -------------------------------   -------------------------------
                               FOR THE SIX                       FOR THE SIX                       FOR THE SIX
                              MONTHS ENDED     FOR THE YEAR     MONTHS ENDED     FOR THE YEAR     MONTHS ENDED     FOR THE YEAR
                                APRIL 30,          ENDED          APRIL 30,          ENDED          APRIL 30,          ENDED
                                  2001          OCTOBER 31,         2001          OCTOBER 31,         2001          OCTOBER 31,
                               (UNAUDITED)         2000          (UNAUDITED)         2000          (UNAUDITED)         2000
                              ---------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
 ASSETS:
OPERATIONS:
  Net investment loss.......  $   (596,437)    $ (1,908,731)    $   (530,848)    $   (215,335)    $   (575,419)    $ (1,267,811)
  Net realized gain (loss)
    on investments..........   (24,010,794)       5,486,743       15,790,741        6,100,343       (3,456,351)       9,699,199
  Net realized gain (loss)
    on written options
    contracts...............            --         (248,169)              --               --           70,325         (177,990)
  Net realized gain (loss)
    on futures and options
    contracts...............            --               --          706,800               --       (1,561,497)        (344,249)
  Net realized foreign
    exchange gain (loss) on
    other assets and
    liabilities.............            --               21             (247)             689          140,671          155,590
  Net change in unrealized
    appreciation/
    depreciation on
    investments.............   (19,676,402)       7,797,223       11,234,035       17,729,084       (7,057,145)      (9,331,301)
  Net change in unrealized
    appreciation/
    depreciation on written
    options contracts.......            --               --               --               --          (15,687)              --
  Net change in unrealized
    appreciation/
    depreciation on future
    contracts...............            --               --          843,970               --           44,991               --
  Net change in unrealized
    foreign exchange gain
    (loss) on other assets
    and liabilities.........            --              (12)             (70)            (125)           6,831          (11,014)
                              ------------     ------------     ------------     ------------     ------------     ------------
Net increase (decrease) in
 net assets resulting from
 operations.................   (44,283,633)      11,127,075       28,044,381       23,614,656      (12,403,281)      (1,277,576)
                              ------------     ------------     ------------     ------------     ------------     ------------
DIVIDENDS AND DISTRIBUTIONS
 TO SHAREHOLDERS:
  From net realized gains on
    investments (Class A)...    (1,461,558)      (1,836,498)      (2,131,455)              --       (2,717,876)              --
  From net realized gains on
    investments (Class B)...    (1,980,515)      (2,598,962)      (1,866,434)              --       (3,778,769)              --
  From net realized gains on
    investments (Class II)..    (1,738,041)      (1,269,564)      (3,627,111)              --       (1,557,334)              --
  From net realized gains on
    investments (Class Z)...       (17,886)              --               --               --          (26,021)              --
                              ------------     ------------     ------------     ------------     ------------     ------------
Total dividends and
 distributions to
 shareholders...............    (5,198,000)      (5,705,024)      (7,625,000)              --       (8,080,000)              --
                              ------------     ------------     ------------     ------------     ------------     ------------
NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING FROM
 CAPITAL SHARE TRANSACTIONS
 (NOTE 8)...................    17,836,691      125,659,556      204,608,607      124,041,294       (4,574,373)      31,558,724
                              ------------     ------------     ------------     ------------     ------------     ------------
TOTAL INCREASE (DECREASE) IN
 NET ASSETS.................   (31,644,942)     131,081,607      225,027,988      147,655,950      (25,057,654)      30,281,148
NET ASSETS:
Beginning of period.........   215,617,685       84,536,078      147,655,950               --      118,686,672       88,405,524
                              ------------     ------------     ------------     ------------     ------------     ------------
End of period [including
  undistributed net
  investment loss for
  April 30, 2001 and
  October 31, 2000 of
  ($599,942), ($3,505),
  ($531,515) ($667),
  ($771,113), and ($195,694)
  respectively].............  $183,972,743     $215,617,685     $372,683,938     $147,655,950     $ 93,629,018     $118,686,672
                              ============     ============     ============     ============     ============     ============

See Notes to Financial Statements

                                                  [SUNAMERICA MUTUAL FUNDS LOGO]

FINANCIAL HIGHLIGHTS

                                                                   NET                   DIVIDENDS
                                                       NET     GAIN (LOSS)     TOTAL       FROM     DISTRI-            NET
                                          NET ASSET  INVEST-    ON INVEST-      FROM        NET     BUTIONS           ASSET
                                           VALUE,      MENT    MENTS (BOTH    INVEST-     INVEST-    FROM     TOTAL   VALUE,
                 PERIOD                   BEGINNING   INCOME   REALIZED AND     MENT       MENT     CAPITAL  DISTRI-  END OF
                 ENDED                    OF PERIOD  LOSS(1)   UNREALIZED)   OPERATIONS   INCOME     GAINS   BUTIONS  PERIOD
----------------------------------------  ---------  --------  ------------  ----------  ---------  -------  -------  ------
LARGE-CAP GROWTH PORTFOLIO
                                                          CLASS A
10/15/97-10/31/97.......................   $12.50     $   --      $(0.71)      $(0.71)    $   --    $    --  $   --   $11.79
10/31/98................................    11.79      (0.11)       2.05         1.94      (0.01)        --   (0.01)   13.72
10/31/99................................    13.72      (0.16)       4.67         4.51         --         --      --    18.23
10/31/00................................    18.23      (0.23)       2.29         2.06         --      (0.55)  (0.55)   19.74
04/30/01(5).............................    19.74      (0.07)      (3.78)       (3.85)        --      (1.78)  (1.78)   14.11
                                                          CLASS B
10/15/97-10/31/97.......................    12.50         --       (0.71)       (0.71)        --         --      --    11.79
10/31/98................................    11.79      (0.21)       2.04         1.83         --         --      --    13.62
10/31/99................................    13.62      (0.27)       4.63         4.36         --         --      --    17.98
10/31/00................................    17.98      (0.36)       2.26         1.90         --      (0.55)  (0.55)   19.33
04/30/01(5).............................    19.33      (0.12)      (3.69)       (3.81)        --      (1.78)  (1.78)   13.74
                                                          CLASS II
10/15/97-10/31/97.......................    12.50         --       (0.72)       (0.72)        --         --      --    11.78
10/31/98................................    11.78      (0.20)       2.04         1.84         --         --      --    13.62
10/31/99................................    13.62      (0.27)       4.62         4.35         --         --      --    17.97
10/31/00................................    17.97      (0.36)       2.27         1.91         --      (0.55)  (0.55)   19.33
04/30/01(5).............................    19.33      (0.12)      (3.69)       (3.81)        --      (1.78)  (1.78)   13.74
----------------------------------------------------------------------------------------------------------------------------
MID-CAP GROWTH PORTFOLIO
                                                          CLASS A
11/19/96-10/31/97.......................   $12.50     $(0.16)     $ 1.37       $ 1.21     $   --    $    --  $   --   $13.71
10/31/98................................    13.71      (0.18)       1.07         0.89         --         --      --    14.60
10/31/99................................    14.60      (0.21)       4.42         4.21         --      (0.64)  (0.64)   18.17
10/31/00................................    18.17      (0.28)       6.38         6.10         --      (2.17)  (2.17)   22.10
04/30/01(5).............................    22.10      (0.10)      (4.26)       (4.36)        --      (4.67)  (4.67)   13.07
                                                          CLASS B
11/19/96-10/31/97.......................    12.50      (0.25)       1.38         1.13         --         --      --    13.63
10/31/98................................    13.63      (0.27)       1.06         0.79         --         --      --    14.42
10/31/99................................    14.42      (0.31)       4.34         4.03         --      (0.64)  (0.64)   17.81
10/31/00................................    17.81      (0.41)       6.25         5.84         --      (2.17)  (2.17)   21.48
04/30/01(5).............................    21.48      (0.14)      (4.12)       (4.26)        --      (4.67)  (4.67)   12.55
                                                          CLASS II
3/06/97-10/31/97........................    11.93      (0.18)       1.89         1.71         --         --      --    13.64
10/31/98................................    13.64      (0.27)       1.06         0.79         --         --      --    14.43
10/31/99................................    14.43      (0.32)       4.36         4.04         --      (0.64)  (0.64)   17.83
10/31/00................................    17.83      (0.41)       6.25         5.84         --      (2.17)  (2.17)   21.50
04/30/01(5).............................    21.50      (0.14)      (4.12)       (4.26)        --      (4.67)  (4.67)   12.57
----------------------------------------------------------------------------------------------------------------------------
MULTI-CAP GROWTH PORTFOLIO
                                                          CLASS A
11/19/96-10/31/97.......................   $12.50     $(0.11)     $ 3.51       $ 3.40     $   --    $    --  $   --   $15.90
10/31/98................................    15.90      (0.16)       0.87         0.71         --      (0.11)  (0.11)   16.50
10/31/99................................    16.50      (0.23)       9.86         9.63         --         --      --    26.13
10/31/00................................    26.13      (0.35)       8.65         8.30         --      (3.24)  (3.24)   31.19
04/30/01(5).............................    31.19      (0.07)      (6.76)       (6.83)        --      (5.04)  (5.04)   19.32
                                                          CLASS B
11/19/96-10/31/97.......................    12.50      (0.24)       3.54         3.30         --         --      --    15.80
10/31/98................................    15.80      (0.27)       0.87         0.60         --      (0.11)  (0.11)   16.29
10/31/99................................    16.29      (0.37)       9.69         9.32         --         --      --    25.61
10/31/00................................    25.61      (0.56)       8.50         7.94         --      (3.24)  (3.24)   30.31
04/30/01(5).............................    30.31      (0.13)      (6.55)       (6.68)        --      (5.04)  (5.04)   18.59
                                                          CLASS II
3/06/97-10/31/97........................    13.38      (0.17)       2.59         2.42         --         --      --    15.80
10/31/98................................    15.80      (0.27)       0.88         0.61         --      (0.11)  (0.11)   16.30
10/31/99................................    16.30      (0.37)       9.67         9.30         --         --      --    25.60
10/31/00................................    25.60      (0.56)       8.51         7.95         --      (3.24)  (3.24)   30.31
04/30/01(5).............................    30.31      (0.13)      (6.55)       (6.68)        --      (5.04)  (5.04)   18.59
                                                          CLASS Z
4/03/98-10/31/98........................    18.30      (0.03)      (1.70)       (1.73)        --         --      --    16.57
10/31/99................................    16.57      (0.10)       9.91         9.81         --         --      --    26.38
10/31/00................................    26.38      (0.16)       8.73         8.57         --      (3.24)  (3.24)   31.71
04/30/01(5).............................    31.71      (0.01)      (6.88)       (6.89)        --      (5.04)  (5.04)   19.78


                                                        NET          RATIO OF             RATIO OF
                                                      ASSETS         EXPENSES            INVESTMENT
                                                      END OF            TO              INCOME (LOSS)
                 PERIOD                     TOTAL     PERIOD         AVERAGE           TO AVERAGE NET      PORTFOLIO
                 ENDED                    RETURN(2)   (000'S)       NET ASSETS             ASSETS          TURNOVER
----------------------------------------  ---------  ---------  ------------------  ---------------------  ---------
LARGE-CAP GROWTH PORTFOLIO
                                                                           CLASS A
10/15/97-10/31/97.......................     (5.68)% $ 23,609           1.78%(3)(4)           0.34%(3)(4)        1%
10/31/98................................     16.42     14,390           1.78(4)              (0.90)(4)          30
10/31/99................................     32.87     28,050           1.78(4)              (0.98)(4)          66
10/31/00................................     11.38     35,549           1.78                 (1.12)             81
04/30/01(5).............................    (20.66)    28,329           1.78(3)(4)           (0.91)(3)(4)       45
                                                                           CLASS B
10/15/97-10/31/97.......................     (5.68)       773           2.43(3)(4)           (0.84)(3)(4)        1
10/31/98................................     15.54     26,125           2.43(4)              (1.54)(4)          30
10/31/99................................     32.01     51,691           2.43(4)              (1.63)(4)          66
10/31/00................................     10.63     59,531           2.43                 (1.77)             81
04/30/01(5).............................    (20.91)    46,368           2.43(3)              (1.57)(3)          45
                                                                           CLASS II
10/15/97-10/31/97.......................     (5.76)       166           2.43(3)(4)           (0.42)(3)(4)        1
10/31/98................................     15.64      7,317           2.43(4)              (1.54)(4)          30
10/31/99................................     31.94     18,659           2.43(4)              (1.63)(4)          66
10/31/00................................     10.70     32,548           2.43                 (1.77)             81
04/30/01(5).............................    (20.91)    27,091           2.43(3)              (1.57)(3)          45
----------------------------------------
MID-CAP GROWTH PORTFOLIO
                                                                           CLASS A
11/19/96-10/31/97.......................      9.68%  $ 18,404           1.85%(3)(4)          (1.19)%(3)(4)      97%
10/31/98................................      6.49     32,115           1.78(4)              (1.19)(4)         135
10/31/99................................     29.83     38,991           1.76(4)              (1.22)(4)         112
10/31/00................................     36.16     59,348           1.78                 (1.27)            151
04/30/01(5).............................    (22.27)    45,925           1.78(3)              (1.32)(3)          77
                                                                           CLASS B
11/19/96-10/31/97.......................      9.04     35,739           2.47(3)(4)           (1.92)(3)(4)       97
10/31/98................................      5.80     58,555           2.43(4)              (1.84)(4)         135
10/31/99................................     28.92     70,477           2.40(4)              (1.87)(4)         112
10/31/00................................     35.35     98,089           2.43                 (1.92)            151
04/30/01(5).............................    (22.50)    74,541           2.43(3)              (1.97)(3)          77
                                                                           CLASS II
3/06/97-10/31/97........................     14.33      4,685           2.45(3)(4)           (1.97)(3)(4)       97
10/31/98................................      5.79      9,482           2.43(4)              (1.84)(4)         135
10/31/99................................     28.97     13,396           2.43(4)              (1.89)(4)         112
10/31/00................................     35.31     32,659           2.43                 (1.92)            151
04/30/01(5).............................    (22.47)    23,585           2.43(3)              (1.97)(3)          77
----------------------------------------
MULTI-CAP GROWTH PORTFOLIO
                                                                           CLASS A
11/19/96-10/31/97.......................     27.20%  $ 38,537           1.84%(3)(4)          (0.77)%(3)(4)     150%
10/31/98................................      4.55     55,925           1.78(4)              (0.95)(4)         142
10/31/99................................     58.36    100,468           1.76(4)              (1.00)(4)         126
10/31/00................................     32.77    162,801           1.78                 (1.07)            134
04/30/01(5).............................    (24.17)   112,555           1.78(3)              (0.61)(3)         103
                                                                           CLASS B
11/19/96-10/31/97.......................     26.40     48,594           2.47(3)(4)           (1.58)(3)(4)      150
10/31/98................................      3.87     74,998           2.43(4)              (1.60)(4)         142
10/31/99................................     57.21    140,508           2.39(4)              (1.64)(4)         126
10/31/00................................     31.95    217,963           2.43                 (1.72)            134
04/30/01(5).............................    (24.41)   158,406           2.43(3)              (1.27)(3)         103
                                                                           CLASS II
3/06/97-10/31/97........................     18.09      5,939           2.45(3)(4)           (1.68)(3)(4)      150
10/31/98................................      3.94     10,568           2.43(4)              (1.60)(4)         142
10/31/99................................     57.06     25,331           2.41(4)              (1.65)(4)         126
10/31/00................................     32.01     71,127           2.43                 (1.70)            134
04/30/01(5).............................    (24.41)    49,188           2.43(3)              (1.27)(3)         103
                                                                           CLASS Z
4/03/98-10/31/98........................     (9.45)       346           1.21(3)(4)           (0.36)(3)(4)      142
10/31/99................................     59.20        624           1.21(4)              (0.45)(4)         126
10/31/00................................     33.55      3,239           1.21(4)              (0.46)(4)         134
04/30/01(5).............................    (23.93)     2,244           1.21(3)(4)           (0.04)(3)(4)      103

--------------------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Annualized
(4) Net of the following expense reimbursements (based on average net assets):

                         10/31/97  10/31/98  10/31/99  10/31/00  4/30/01                           10/31/97  10/31/98  10/31/99
                         --------  --------  --------  --------  -------                           --------  --------  --------
Large-Cap Growth A.....    0.59%     0.72%     0.31%        --    0.01%   Mid-Cap Growth II......    0.96%     0.39%     0.24%
Large-Cap Growth B.....    1.53%     0.80%     0.30%        --       --   Multi-Cap Growth A.....    0.26%     0.27%     0.08%
Large-Cap Growth II....    3.29%     1.42%     0.41%        --       --   Multi-Cap Growth B.....    0.32%     0.28%     0.06%
Mid-Cap Growth A.......    0.34%     0.30%     0.12%        --       --   Multi-Cap Growth II....    0.73%     0.44%     0.10%
Mid-Cap Growth B.......    0.42%     0.33%     0.12%        --       --   Multi-Cap Growth Z.....       --     7.62%     4.71%

                         10/31/00  4/30/01
                         --------  -------
Large-Cap Growth A.....       --       --
Large-Cap Growth B.....       --       --
Large-Cap Growth II....       --       --
Mid-Cap Growth A.......       --       --
Mid-Cap Growth B.......    1.23%    1.08%

(5) Unaudited

See Notes to Financial Statements

[SUNAMERICA MUTUAL FUNDS LOGO]

                                                                    NET                   DIVIDENDS
                                                        NET     GAIN (LOSS)     TOTAL       FROM     DISTRI-            NET
                                          NET ASSET   INVEST-    ON INVEST-      FROM        NET     BUTIONS           ASSET
                                           VALUE,      MENT     MENTS (BOTH    INVEST-     INVEST-    FROM     TOTAL   VALUE,
                 PERIOD                   BEGINNING   INCOME    REALIZED AND     MENT       MENT     CAPITAL  DISTRI-  END OF
                 ENDED                    OF PERIOD  (LOSS)(1)  UNREALIZED)   OPERATIONS   INCOME     GAINS   BUTIONS  PERIOD
----------------------------------------  ---------  ---------  ------------  ----------  ---------  -------  -------  ------
LARGE-CAP VALUE PORTFOLIO
                                                           CLASS A
10/15/97-10/31/97.......................   $12.50     $ 0.01       $(0.65)      $(0.64)    $   --    $    --  $    --   11.86
10/31/98................................    11.86       0.03         0.71         0.74      (0.01)        --    (0.01)  12.59
10/31/99................................    12.59       0.05         1.49         1.54         --      (0.08)   (0.08)  14.05
10/31/00................................    14.05       0.11         1.86         1.97         --      (0.32)   (0.32)  15.70
04/30/01(6).............................    15.70      (0.01)        0.06         0.05      (0.12)     (0.57)   (0.69)  15.06
                                                           CLASS B
10/15/97-10/31/97.......................    12.50         --        (0.64)       (0.64)        --         --       --   11.86
10/31/98................................    11.86      (0.04)        0.69         0.65         --         --       --   12.51
10/31/99................................    12.51      (0.05)        1.49         1.44         --      (0.08)   (0.08)  13.87
10/31/00................................    13.87       0.02         1.81         1.83         --      (0.32)   (0.32)  15.38
04/30/01(6).............................    15.38      (0.06)        0.09         0.03      (0.01)     (0.57)   (0.58)  14.83
                                                          CLASS II
10/15/97-10/31/97.......................    12.50         --        (0.64)       (0.64)        --         --       --   11.86
10/31/98................................    11.86      (0.04)        0.69         0.65         --         --       --   12.51
10/31/99................................    12.51      (0.04)        1.48         1.44         --      (0.08)   (0.08)  13.87
10/31/00................................    13.87       0.02         1.82         1.84         --      (0.32)   (0.32)  15.39
04/30/01(6).............................    15.39      (0.06)        0.09         0.03      (0.01)     (0.57)   (0.58)  14.84
                                                           CLASS Z
4/16/98-10/31/98........................    13.86       0.06        (1.27)       (1.21)     (0.01)        --    (0.01)  12.64
10/31/99................................    12.64       0.13         1.49         1.62         --      (0.08)   (0.08)  14.18
10/31/00................................    14.18       0.22         1.86         2.08         --      (0.32)   (0.32)  15.94
04/30/01(6).............................    15.94       0.03         0.08         0.11      (0.24)     (0.57)   (0.81)  15.24
-----------------------------------------------------------------------------------------------------------------------------
VALUE PORTFOLIO
                                                           CLASS A
11/16/96-10/31/97.......................   $12.50     $   --       $ 3.59       $ 3.59     $   --    $    --  $    --  $16.09
10/31/98................................    16.09         --        (0.51)       (0.51)        --      (0.59)   (0.59)  14.99
10/31/99................................    14.99       0.07         1.76         1.83         --         --       --   16.82
10/31/00................................    16.82       0.04         1.68         1.72         --      (0.77)   (0.77)  17.77
04/30/01(6).............................    17.77       0.05         0.20         0.25         --      (1.95)   (1.95)  16.07
                                                           CLASS B
11/16/96-10/31/97.......................    12.50      (0.11)        3.61         3.50         --         --       --   16.00
10/31/98................................    16.00      (0.10)       (0.50)       (0.60)        --      (0.59)   (0.59)  14.81
10/31/99................................    14.81      (0.03)        1.73         1.70         --         --       --   16.51
10/31/00................................    16.51       0.06         1.51         1.57         --      (0.77)   (0.77)  17.31
04/30/01(6).............................    17.31         --         0.19         0.19         --      (1.95)   (1.95)  15.55
                                                          CLASS II
3/06/97-10/31/97........................    13.56      (0.08)        2.52         2.44         --         --       --   16.00
10/31/98................................    16.00      (0.11)       (0.49)       (0.60)        --      (0.59)   (0.59)  14.81
10/31/99................................    14.81      (0.03)        1.73         1.70         --         --       --   16.51
10/31/00................................    16.51       0.07         1.49         1.56         --      (0.77)   (0.77)  17.30
04/30/01(6).............................    17.30         --         0.20         0.20         --      (1.95)   (1.95)  15.55
                                                           CLASS Z
4/03/98-10/31/98........................    17.62       0.05        (2.63)       (2.58)        --         --       --   15.04
10/31/99................................    15.04       0.17         1.76         1.93         --         --       --   16.97
10/31/00................................    16.97       0.13         1.69         1.82         --      (0.77)   (0.77)  18.02
04/30/01(6).............................    18.02       0.10         0.21         0.31         --      (1.95)   (1.95)  16.38
-----------------------------------------------------------------------------------------------------------------------------
SMALL-CAP VALUE PORTFOLIO
                                                           CLASS A
10/15/97-10/31/97.......................   $12.50     $ 0.01       $(0.37)      $(0.36)    $   --    $    --  $    --  $12.14
10/31/98................................    12.14       0.05        (1.36)       (1.31)     (0.01)        --    (0.01)  10.82
10/31/99................................    10.82       0.05         0.83         0.88         --         --       --   11.70
10/31/00................................    11.70       0.07         2.15         2.22         --         --       --   13.92
04/30/01(6).............................    13.92         --         1.94         1.94         --         --       --   15.86
                                                           CLASS B
10/15/97-10/31/97.......................    12.50       0.01        (0.38)       (0.37)        --         --       --   12.13
10/31/98................................    12.13      (0.05)       (1.33)       (1.38)     (0.01)        --    (0.01)  10.74
10/31/99................................    10.74      (0.03)        0.83         0.80         --         --       --   11.54
10/31/00................................    11.54      (0.02)        2.13         2.11         --         --       --   13.65
04/30/01(6).............................    13.65      (0.05)        1.90         1.85         --         --       --   15.50
                                                          CLASS II
10/15/97-10/31/97.......................    12.50       0.01        (0.37)       (0.36)        --         --       --   12.14
10/31/98................................    12.14      (0.06)       (1.33)       (1.39)     (0.01)        --    (0.01)  10.74
10/31/99................................    10.74      (0.03)        0.84         0.81         --         --       --   11.55
10/31/00................................    11.55      (0.02)        2.13         2.11         --         --       --   13.66
04/30/01(6).............................    13.66      (0.05)        1.89         1.84         --         --       --   15.50
                                                           CLASS Z
4/03/98-10/31/98........................    13.63       0.04        (2.80)       (2.76)     (0.02)        --    (0.02)  10.85
10/31/99................................    10.85       0.11         0.83         0.94         --         --       --   11.79
10/31/00................................    11.79       0.14         2.18         2.32         --         --       --   14.11
04/30/01(6).............................    14.11       0.04         1.97         2.01         --         --       --   16.12


                                                                   RATIO OF           RATIO OF
                                                     NET ASSETS    EXPENSES          INVESTMENT
                                                       END OF         TO           INCOME (LOSS)
                 PERIOD                     TOTAL      PERIOD      AVERAGE         TO AVERAGE NET      PORTFOLIO
                 ENDED                    RETURN(2)   (000'S)     NET ASSETS           ASSETS          TURNOVER
----------------------------------------  ---------  ----------  ------------      --------------      ---------
LARGE-CAP VALUE PORTFOLIO
                                                                         CLASS A
10/15/97-10/31/97.......................     (5.12)%  $ 23,240       1.78%(3)(4)         1.07%(3)(4)        --%
10/31/98................................      6.22      12,921       1.78(4)             0.22(4)            37
10/31/99................................     12.28      15,996       1.78(4)             0.34(4)            42
10/31/00................................     14.36      19,500       1.78(4)(5)          0.76(4)(5)         96
04/30/01(6).............................      0.43      26,006       1.78(3)(4)         (0.13)(3)(4)        33
                                                                         CLASS B
10/15/97-10/31/97.......................     (5.12)      1,325       2.43(3)(4)          0.22(3)(4)         --
10/31/98................................      5.52      28,149       2.43(4)            (0.34)(4)           37
10/31/99................................     11.55      31,422       2.43(4)            (0.33)(4)           42
10/31/00................................     13.52      34,140       2.43(4)(5)          0.13(4)(5)         96
04/30/01(6).............................      0.23      40,747       2.43(3)(4)         (0.78)(3)(4)        33
                                                                        CLASS II
10/15/97-10/31/97.......................     (5.12)        172       2.43(3)(4)          0.53(3)(4)         --
10/31/98................................      5.52       5,823       2.43(4)            (0.31)(4)           37
10/31/99................................     11.55      10,664       2.43(4)            (0.28)(4)           42
10/31/00................................     13.59      19,717       2.43(4)(5)          0.12(4)(5)         96
04/30/01(6).............................      0.23      27,680       2.43(3)(4)         (0.78)(3)(4)        33
                                                                         CLASS Z
4/16/98-10/31/98........................     (8.72)        207       1.21(3)(4)          0.97(3)(4)         37
10/31/99................................     12.87         241       1.21(4)             0.89(4)            42
10/31/00................................     15.02         897       1.21(4)(5)          1.40(4)(5)         96
04/30/01(6).............................      0.80       1,098       1.21(3)(4)          0.45(3)(4)         33
----------------------------------------
VALUE PORTFOLIO
                                                                         CLASS A
11/16/96-10/31/97.......................     28.72%   $ 48,377       1.84%(3)(4)           --%(3)(4)        48%
10/31/98................................     (3.32)     71,116       1.78(4)            (0.01)(4)           69
10/31/99................................     12.21      58,581       1.77(4)             0.43(4)           118
10/31/00................................     10.73      52,062       1.78(4)             0.25(4)            95
04/30/01(6).............................      1.72      53,251       1.78(3)             0.61(3)            54
                                                                         CLASS B
11/16/96-10/31/97.......................     28.00      77,534       2.46(3)(4)         (0.74)(3)(4)        48
10/31/98................................     (3.92)    111,030       2.43(4)            (0.66)(4)           69
10/31/99................................     11.48      95,112       2.40(4)            (0.19)(4)          118
10/31/00................................     10.00      79,261       2.43(4)             0.39(4)            95
04/30/01(6).............................      1.40      81,284       2.43(3)            (0.04)(3)           54
                                                                         CLASS II
3/06/97-10/31/97........................     17.99       9,384       2.45(3)(4)         (0.78)(3)(4)        48
10/31/98................................     (3.92)     15,260       2.43(4)            (0.66)(4)           69
10/31/99................................     11.48      12,976       2.42(4)            (0.21)(4)          118
10/31/00................................      9.93      14,652       2.43(4)             0.40(4)            95
04/30/01(6).............................      1.45      18,352       2.43(3)(4)         (0.05)(3)(4)        54
                                                                         CLASS Z
4/03/98-10/31/98........................    (14.64)        101       1.21(3)(4)          0.62(3)(4)         69
10/31/99................................     12.83          74       1.21(4)             0.98(4)           118
10/31/00................................     11.25         353       1.21(4)             0.72(4)            95
04/30/01(6).............................      2.06         425       1.21(3)(4)          1.18(3)(4)         54
----------------------------------------
SMALL-CAP VALUE PORTFOLIO
                                                                         CLASS A
10/15/97-10/31/97.......................     (2.88)%  $ 21,346       1.78%(3)(4)         2.57%(3)(4)        --%
10/31/98................................    (10.79)     15,051       1.78(4)             0.42(4)            50
10/31/99................................      8.13      15,473       1.78(4)             0.39(4)           102
10/31/00................................     18.97      17,188       1.78(4)             0.52(4)            67
04/30/01(6).............................     13.94      25,503       1.78(3)(4)         (0.05)(3)(4)        35
                                                                         CLASS B
10/15/97-10/31/97.......................     (2.96)      3,112       2.43(3)(4)          1.75(3)(4)         --
10/31/98................................    (11.40)     25,954       2.43(4)            (0.44)(4)           50
10/31/99................................      7.45      22,601       2.43(4)            (0.26)(4)          102
10/31/00................................     18.28      22,593       2.43(4)            (0.12)(4)           67
04/30/01(6).............................     13.55      31,439       2.43(3)(4)         (0.71)(3)(4)        35
                                                                         CLASS II
10/15/97-10/31/97.......................     (2.88)        525       2.43(3)(4)          1.75(3)(4)         --
10/31/98................................    (11.47)      5,968       2.43(4)            (0.48)(4)           50
10/31/99................................      7.54       7,230       2.43(4)            (0.26)(4)          102
10/31/00................................     18.27      12,195       2.43(4)            (0.16)(4)           67
04/30/01(6).............................     13.47      20,368       2.43(3)(4)         (0.72)(3)(4)        35
                                                                         CLASS Z
4/03/98-10/31/98........................    (20.30)        142       1.21(3)(4)          0.70(3)(4)         50
10/31/99................................      8.66          78       1.21(4)             0.96(4)           102
10/31/00................................     19.68         406       1.21(4)             1.00(4)            67
04/30/01(6).............................     14.25         827       1.21(3)(4)          0.49(3)(4)         35

--------------------

(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Annualized
(4) Net of the following expense reimbursements (based on average net assets):

                         10/31/97  10/31/98  10/31/99  10/31/00  4/30/01                           10/31/97  10/31/98  10/31/99
                         --------  --------  --------  --------  -------                           --------  --------  --------
Large-Cap Value A......   0.58%      0.67%     0.17%    0.20%     0.11%   Value II...............   0.63%      0.21%     0.13%
Large-Cap Value B......   1.16%      0.61%     0.16%    0.17%     0.06%   Value Z................      --     28.83%    23.27%
Large-Cap Value II.....   3.22%      1.14%     0.22%    0.25%     0.11%   Small-Cap Value A......   0.57%      0.66%     0.29%
Large-Cap Value Z......      --     11.77%    11.86%    4.73%     2.69%   Small-Cap Value B......   0.74%      0.62%     0.31%
Value A................   0.28%      0.17%     0.04%    0.09%        --   Small-Cap Value II.....   1.42%      1.05%     0.36%
Value B................   0.34%      0.19%     0.02%    0.07%        --   Small-Cap Value Z......      --     20.37%    20.90%

                         10/31/00  4/30/01
                         --------  -------
Large-Cap Value A......    0.11%     0.03%
Large-Cap Value B......   10.14%     7.37%
Large-Cap Value II.....    0.25%     0.16%
Large-Cap Value Z......    0.25%     0.14%
Value A................    0.31%     0.20%
Value B................    9.85%     5.04%

(5) The ratio reflects an expense cap which is net of custody credits (0.01%) or waivers/reimbursements if applicable.
(6) Unaudited

See Notes to Financial Statements

                                                  [SUNAMERICA MUTUAL FUNDS LOGO]

                                                                    NET                   DIVIDENDS
                                                        NET     GAIN (LOSS)     TOTAL       FROM     DISTRI-            NET
                                          NET ASSET   INVEST-    ON INVEST-      FROM        NET     BUTIONS           ASSET
                                           VALUE,      MENT     MENTS (BOTH    INVEST-     INVEST-    FROM     TOTAL   VALUE,
                 PERIOD                   BEGINNING   INCOME    REALIZED AND     MENT       MENT     CAPITAL  DISTRI-  END OF
                 ENDED                    OF PERIOD  (LOSS)(1)  UNREALIZED)   OPERATIONS   INCOME     GAINS   BUTIONS  PERIOD
----------------------------------------  ---------  ---------  ------------  ----------  ---------  -------  -------  ------
FOCUSED GROWTH PORTFOLIO
                                                           CLASS A
6/08/98-10/31/98                           $12.50     $(0.01)      $ 0.11       $ 0.10     $   --    $    --  $   --   $12.60
10/31/99................................    12.60      (0.12)        6.75         6.63         --         --      --    19.23
10/31/00................................    19.23      (0.19)        2.54         2.35         --      (0.09)  (0.09)   21.49
04/30/01(7).............................    21.49      (0.04)       (3.37)       (3.41)        --      (0.59)  (0.59)   17.49
                                                           CLASS B
6/08/98-10/31/98                            12.50      (0.04)        0.10         0.06         --         --      --    12.56
10/31/99................................    12.56      (0.23)        6.72         6.49         --         --      --    19.05
10/31/00................................    19.05      (0.34)        2.52         2.18         --      (0.09)  (0.09)   21.14
04/30/01(7).............................    21.14      (0.10)       (3.30)       (3.40)        --      (0.59)  (0.59)   17.15
                                                           CLASS C
5/22/00-10/31/00(8).....................    21.70      (0.16)       (0.40)       (0.56)        --         --      --    21.14
                                                          CLASS II
6/08/98-10/31/98                            12.50      (0.04)        0.10         0.06         --         --      --    12.56
10/31/99................................    12.56      (0.23)        6.72         6.49         --         --      --    19.05
10/31/00................................    19.05      (0.35)        2.53         2.18                 (0.09)  (0.09)   21.14
04/30/01(7).............................    21.14      (0.10)       (3.31)       (3.41)        --      (0.59)  (0.59)   17.14
                                                           CLASS Z
7/07/99-10/31/99                            18.18         --         1.09         1.09         --         --      --    19.27
10/31/00................................    19.27      (0.09)        2.53         2.44         --      (0.09)  (0.09)   21.62
04/30/01(7).............................    21.62      (0.01)       (3.39)       (3.40)        --      (0.59)  (0.59)   17.63
-----------------------------------------------------------------------------------------------------------------------------
FOCUSED TECHNET PORTFOLIO
                                                           CLASS A
05/22/00-10/31/00.......................   $12.50     $(0.11)      $ 3.13       $ 3.02     $   --    $    --  $   --   $15.52
04/30/01(7).............................    15.52      (0.04)       (8.39)       (8.43)        --         --      --     7.09
                                                           CLASS B
05/22/00-10/31/00.......................    12.50      (0.17)        3.14         2.97         --         --      --    15.47
04/30/01(7).............................    15.47      (0.07)       (8.35)       (8.42)        --         --      --     7.05
                                                           CLASS C
05/22/00-10/31/00(8)....................    12.50      (0.17)        3.14         2.97         --         --      --    15.47
                                                          CLASS II
05/22/00-10/31/00.......................    12.50      (0.17)        3.14         2.97         --         --      --    15.47
04/30/01(7).............................    15.47      (0.07)       (8.35)       (8.42)        --         --      --     7.05
                                                           CLASS Z
10/03/00-10/31/00.......................    17.33      (0.01)       (1.79)       (1.80)        --         --      --    15.53
04/30/01(7).............................    15.53      (0.01)       (8.39)       (8.40)        --         --      --     7.13
-----------------------------------------------------------------------------------------------------------------------------
FOCUSED GROWTH AND INCOME
                                                           CLASS A
10/15/97-10/31/97.......................   $12.50     $(0.01)      $(0.53)      $(0.52)    $   --    $    --  $   --   $11.98
10/31/98................................    11.98       0.03         1.04         1.07      (0.01)        --   (0.01)   13.04
10/31/99................................    13.04      (0.04)        4.30         4.26         --      (0.18)  (0.18)   17.12
10/31/00................................    17.12      (0.13)        3.51         3.38         --      (0.98)  (0.98)   19.52
04/30/01(7).............................    19.52      (0.01)       (3.66)       (3.67)        --      (0.44)  (0.44)   15.41
                                                           CLASS B
10/15/97-10/31/97.......................    12.50         --        (0.54)       (0.54)        --         --      --    11.96
10/31/98................................    11.96      (0.07)        1.08         1.01      (0.01)        --   (0.01)   12.96
10/31/99................................    12.96      (0.13)        4.25         4.12         --      (0.18)  (0.18)   16.90
10/31/00................................    16.90      (0.26)        3.46         3.20         --      (0.98)  (0.98)   19.12
04/30/01(7).............................    19.12      (0.06)       (3.58)       (3.64)        --      (0.44)  (0.44)   15.04
                                                          CLASS II
10/15/97-10/31/97.......................    12.50         --        (0.53)       (0.53)        --         --      --    11.97
10/31/98................................    11.97      (0.07)        1.06         0.99      (0.01)        --   (0.01)   12.95
10/31/99................................    12.95      (0.14)        4.26         4.12         --      (0.18)  (0.18)   16.89
10/31/00................................    16.89      (0.26)        3.46         3.20         --      (0.98)  (0.98)   19.11
04/30/01(7).............................    19.11      (0.06)       (3.58)       (3.64)        --      (0.44)  (0.44)   15.03
                                                           CLASS Z
10/06/00-10/31/00.......................    20.28      (0.01)       (0.76)       (0.77)        --         --      --    19.51
04/30/01(7).............................    19.51       0.04        (3.66)       (3.62)        --      (0.44)  (0.44)   15.45


                                                                      RATIO OF                 RATIO OF
                                                     NET ASSETS       EXPENSES                INVESTMENT
                                                       END OF            TO                  INCOME (LOSS)
                 PERIOD                     TOTAL      PERIOD         AVERAGE               TO AVERAGE NET          PORTFOLIO
                 ENDED                    RETURN(2)   (000'S)        NET ASSETS                 ASSETS              TURNOVER
----------------------------------------  ---------  ----------  ------------------      ---------------------      ---------
FOCUSED GROWTH PORTFOLIO
                                                                                CLASS A
6/08/98-10/31/98                              0.80%   $ 29,770           1.45%(3)(4)              (0.21)%(3)(4)        106%
10/31/99................................     52.62     169,734           1.45(4)                  (0.70)(4)            161
10/31/00................................     12.23     401,754           1.54(4)                  (0.81)(4)            228
04/30/01(7).............................    (16.16)    339,934           1.56(3)                  (0.42)(3)             91
                                                                                CLASS B
6/08/98-10/31/98                              0.48      45,817           2.10(3)(4)               (0.92)(3)(4)         106
10/31/99................................     51.67     271,531           2.10(4)                  (1.34)(4)            161
10/31/00................................     11.45     641,205           2.19(4)                  (1.46)(4)            228
04/30/01(7).............................    (16.38)    559,466           2.21(3)                  (1.07)(3)             91
                                                                                CLASS C
5/22/00-10/31/00(8).....................     (1.26)      6,188           2.20(3)(4)               (1.61)(3)(4)         228
                                                                               CLASS II
6/08/98-10/31/98                              0.48      35,387           2.10(3)(4)               (0.93)(3)(4)         106
10/31/99................................     51.67     261,536           2.10(4)                  (1.34)(4)            161
10/31/00................................     11.45     793,146           2.20(4)                  (1.46)(4)            228
04/30/01(7).............................    (16.43)    663,268           2.21(3)                  (1.07)(3)             91
                                                                                CLASS Z
7/07/99-10/31/99                              6.00       2,522           0.93(3)(4)               (0.09)(3)(4)         161
10/31/00................................     12.67      12,523           1.12(4)                  (0.38)(4)            228
04/30/01(7).............................    (16.01)     10,568           1.24(3)                  (0.11)(3)             91
----------------------------------------
FOCUSED TECHNET PORTFOLIO
                                                                                CLASS A
05/22/00-10/31/00.......................     24.16%   $ 89,371           1.97%(3)(4)(5)           (1.30)%(3)(4)(5)     176%
04/30/01(7).............................    (54.32)     49,706           1.97%(3)(4)              (0.90)(3(4)          221
                                                                                CLASS B
05/22/00-10/31/00.......................     23.76      70,073           2.62(3)(4)(5)            (1.97)(3)(4)(5)      176
04/30/01(7).............................    (54.43)     37,983           2.62(3)(4)               (1.55)(3)(4)         221
                                                                                CLASS C
05/22/00-10/31/00(8)....................     23.76         630           2.62(3)(4)(5)            (1.99)(3)(4)(5)      176
                                                                               CLASS II
05/22/00-10/31/00.......................     23.76      86,105           2.62(3)(4)(5)            (1.97)(3)(4)(5)      176
04/30/01(7).............................    (54.43)     47,020           2.62(3)(4)               (1.55)(3)(4)         221
                                                                                CLASS Z
10/03/00-10/31/00.......................    (10.13)        563           1.40(3)(4)(5)            (0.76)(3)(4)(5)      176
04/30/01(7).............................    (54.09)        595           1.40(3)(4)               (0.27)(3)(4)         221
----------------------------------------
FOCUSED GROWTH AND INCOME
                                                                                CLASS A
10/15/97-10/31/97.......................     (4.16)%  $ 23,593           1.78%(3)(4)               1.35%(3)(4)           2%
10/31/98................................      8.95       9,799           1.78(4)                   0.22(4)              98
10/31/99................................     33.10      29,281           1.54(4)(6)               (0.26)(4)(6)         165
10/31/00................................     19.88      62,164           1.45(4)                  (0.62)(4)            121
04/30/01(7).............................    (19.07)     50,785           1.45(3)(4)               (0.15)(3)(4)          87
                                                                                CLASS B
10/15/97-10/31/97.......................     (4.32)        941           2.43(3)(4)                0.29(3)(4)            2
10/31/98................................      8.43      16,157           2.43(4)                  (0.52)(4)             98
10/31/99................................     32.21      39,636           2.20(4)(6)               (0.87)(4)(6)         165
10/31/00................................     19.03      83,480           2.10(4)                  (1.27)(4)            121
04/30/01(7).............................    (19.31)     71,949           2.10(3)(4)               (0.80)(3)(4)          87
                                                                               CLASS II
10/15/97-10/31/97.......................     (4.24)        143           2.43(3)(4)                0.54(3)(4)            2
10/31/98................................      8.26       2,490           2.43(4)                  (0.53)(4)             98
10/31/99................................     32.24      15,619           2.16(4)(6)               (0.97)(4)(6)         165
10/31/00................................     19.04      69,826           2.10(4)                  (1.26)(4)            121
04/30/01(7).............................    (19.32)     60,725           2.10(3)(4)               (0.80)(3)(4)          87
                                                                                CLASS Z
10/06/00-10/31/00.......................     (3.80)        148           0.88(3)(4)               (0.42)(3)(4)         121
04/30/01(7).............................    (18.81)        514           0.88(3)(4)                0.38(3)(4)           87

--------------------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Annualized
(4) Net of the following expense reimbursements (based on average net assets):

                         10/31/98  10/31/99  10/31/00  4/30/01                           10/31/97  10/31/98  10/31/99  10/31/00
                         --------  --------  --------  -------                           --------  --------  --------  --------
Focused Growth A.......   0.32%     0.18%     0.05%        --   Focused TechNet II.....      --        --        --      0.31%
Focused Growth B.......   0.32%     0.16%     0.04%        --   Focused TechNet Z......      --        --        --     45.91%
                                                                Focused Growth and
Focused Growth C.......      --        --     1.70%             Income A...............   0.58%     0.62%     0.37%      0.34%
                                                                Focused Growth and
Focused Growth II......   0.32%     0.17%     0.04%        --   Income B...............   1.26%     0.67%     0.44%      0.32%
                                                                Focused Growth and
Focused Growth Z.......      --     2.23%     0.13%        --   Income II..............   3.12%     2.11%     0.60%      0.35%
                                                                Focused Growth and
Focused TechNet A......      --        --     0.30%     0.08%   Income Z...............      --        --        --     26.87%
Focused TechNet B......      --        --     0.31%     0.06%

                         4/30/01
                         -------
Focused Growth A.......   0.04%
Focused Growth B.......   4.77%
Focused Growth C.......   0.30%
Focused Growth II......   0.30%
Focused Growth Z.......   0.29%
Focused TechNet A......   5.21%
Focused TechNet B......

(5) The ratio reflects an expense cap which is net of custody credits (0.02%) or waivers/reimbursements if applicable.
(6) The ratio reflects an expense cap which is net of custody credits (0.01%) or waivers/reimbursements if applicable.
(7) Unaudited
(8) Effective December 1, 2000, Class C shares were re-designated into Class II shares.

See Notes to Financial Statements

[SUNAMERICA MUTUAL FUNDS LOGO]

                                                                    NET                   DIVIDENDS
                                                        NET     GAIN (LOSS)     TOTAL       FROM     DISTRI-            NET
                                          NET ASSET   INVEST-    ON INVEST-      FROM        NET     BUTIONS           ASSET
                                           VALUE,      MENT     MENTS (BOTH    INVEST-     INVEST-    FROM     TOTAL   VALUE,
                 PERIOD                   BEGINNING   INCOME    REALIZED AND     MENT       MENT     CAPITAL  DISTRI-  END OF
                 ENDED                    OF PERIOD  (LOSS)(1)  UNREALIZED)   OPERATIONS   INCOME     GAINS   BUTIONS  PERIOD
----------------------------------------  ---------  ---------  ------------  ----------  ---------  -------  -------  ------
FOCUSED VALUE PORTFOLIO
                                                          CLASS A
11/01/99-10/31/00.......................   $12.50     $ 0.03       $ 3.73       $ 3.76     $   --    $    --  $   --   $16.26
04/30/01(6).............................    16.26         --         2.25         2.25         --      (0.71)  (0.71)   17.80
                                                          CLASS B
11/01/99-10/31/00.......................    12.50      (0.07)        3.73         3.66         --         --      --    16.16
04/30/01(6).............................    16.16      (0.05)        2.24         2.19         --      (0.71)  (0.71)   17.64
                                                          CLASS II
11/01/99-10/31/00.......................    12.50      (0.08)        3.74         3.66         --         --      --    16.16
04/30/01(6).............................    16.16      (0.05)        2.23         2.18         --      (0.71)  (0.71)   17.63
-----------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO
                                                          CLASS A
11/19/96-10/31/97.......................   $12.50     $ 0.01       $(0.05)      $(0.04)    $   --    $    --  $   --   $12.46
10/31/98................................    12.46      (0.01)       (0.01)       (0.02)        --      (0.22)  (0.22)   12.22
10/31/99................................    12.22      (0.03)        2.12         2.09         --      (0.05)  (0.05)   14.26
10/31/00................................    14.26      (0.11)        0.29         0.18         --         --      --    14.44
04/30/01(6).............................    14.44      (0.04)       (1.85)       (1.89)        --      (1.11)  (1.11)   11.44
                                                          CLASS B
11/19/96-10/31/97.......................    12.50      (0.09)       (0.03)       (0.12)        --         --      --    12.38
10/31/98................................    12.38      (0.09)          --        (0.09)        --      (0.22)  (0.22)   12.07
10/31/99................................    12.07      (0.12)        2.08         1.96         --      (0.05)  (0.05)   13.98
10/31/00................................    13.98      (0.22)        0.31         0.09         --         --      --    14.07
04/30/01(6).............................    14.07      (0.09)       (1.79)       (1.88)        --      (1.11)  (1.11)   11.08
                                                          CLASS II
3/06/97-10/31/97                            12.60      (0.07)       (0.15)       (0.22)        --         --      --    12.38
10/31/98................................    12.38      (0.09)          --        (0.09)        --      (0.22)  (0.22)   12.07
10/31/99................................    12.07      (0.13)        2.10         1.97         --      (0.05)  (0.05)   13.99
10/31/00................................    13.99      (0.21)        0.30         0.09         --         --      --    14.08
04/30/01(6).............................    14.08      (0.08)       (1.82)       (1.90)        --      (1.11)  (1.11)   11.07


                                                                                        RATIO OF
                                                     NET ASSETS    RATIO OF            INVESTMENT
                                                       END OF      EXPENSES          INCOME (LOSS)
                 PERIOD                     TOTAL      PERIOD     TO AVERAGE         TO AVERAGE NET       PORTFOLIO
                 ENDED                    RETURN(2)   (000'S)    NET ASSETS(4)         ASSETS(4)          TURNOVER
----------------------------------------  ---------  ----------  -------------       --------------       ---------
FOCUSED VALUE PORTFOLIO
                                                                          CLASS A
11/01/99-10/31/00.......................     30.08%   $40,755        1.55 %(3)(5)         0.19%(3)(5)        220%
04/30/01(6).............................     14.20     99,427        1.55 (3)             0.05(3)            125
                                                                          CLASS B
11/01/99-10/31/00.......................     29.28     33,418        2.20 (3)(5)         (0.52)(3)(5)        220
04/30/01(6).............................     13.90    117,959        2.20 (3)            (0.61)(3)           125
                                                                          CLASS II
11/01/99-10/31/00.......................     29.28     73,484        2.20 (3)(5)         (0.53)(3)(5)        220
04/30/01(6).............................     13.84    155,298        2.20 (3)            (0.60)(3)           125
----------------------------------------
INTERNATIONAL EQUITY PORTFOLIO
                                                                          CLASS A
11/19/96-10/31/97.......................     (0.32)%  $24,365        2.10 %(3)            0.07%(3)            70%
10/31/98................................     (0.09)    28,418        2.03                (0.11)              114
10/31/99................................     17.15     29,324        2.03                (0.23)              102
10/31/00................................      1.26     49,085        2.03 (5)            (0.72)(5)            89
04/30/01(6).............................    (13.90)    36,465        2.03 (3)            (0.69)(3)           105
                                                                          CLASS B
11/19/96-10/31/97.......................     (0.96)    42,656        2.72 (3)            (0.69)(3)            70
10/31/98................................     (0.67)    47,817        2.68                (0.74)              114
10/31/99................................     16.29     47,342        2.68                (0.92)              102
10/31/00................................      0.64     48,901        2.68 (5)            (1.37)(5)            89
04/30/01(6).............................    (14.21)    39,279        2.68 (3)            (1.44)(3)           105
                                                                          CLASS II
3/06/97-10/31/97                             (1.75)     4,459        2.70 (3)            (0.75)(3)            70
10/31/98................................     (0.67)     7,982        2.68                (0.71)              114
10/31/99................................     16.37     11,709        2.68                (0.95)              102
10/31/00................................      0.64     20,367        2.68 (5)            (1.30)(5)            89
04/30/01(6).............................    (14.35)    17,885        2.68 (3)            (1.41)(3)           105

--------------------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Annualized
(4) Net of the following expense reimbursements (based on average net assets):

                       10/31/00  4/30/01                                   10/31/97  10/31/98  10/31/99  10/31/00  4/30/01
                       --------  -------                                   --------  --------  --------  --------  -------
Focused Value A......    0.50%     0.18%      International Equity A.....    0.37%     0.45%     0.25%     0.04%     0.06%
Focused Value B......    0.59%     0.18%      International Equity B.....    0.45%     0.48%     0.24%     0.04%     0.08%
Focused Value II.....    0.50%     0.18%      International Equity II....    0.87%     0.55%     0.33%     0.10%     0.15%

(5) The ratio reflects an expense cap which is net of custody credits (0.01%) or waivers/reimbursements if applicable.
(6) Unaudited

See Notes to Financial Statements

                                                  [SUNAMERICA MUTUAL FUNDS LOGO]

Large-Cap Growth Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2001 (UNAUDITED)


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMMON STOCK--94.3%
AEROSPACE & MILITARY TECHNOLOGY--1.0%
  Boeing Co.................................................         16,790   $   1,037,622
                                                                              -------------
APPAREL & TEXTILES--0.2%
  Oakley, Inc.+.............................................          9,000         213,750
                                                                              -------------
BANKS--2.7%
  Bank of America Corp......................................          3,500         196,000
  Bank of New York Co., Inc.................................         30,880       1,550,176
  Bank One Corp.............................................          6,000         226,620
  Fleetboston Financial Corp................................         10,200         391,374
  MBNA Corp.................................................          3,700         131,905
  Mellon Financial Corp.....................................          5,100         208,743
                                                                              -------------
                                                                                  2,704,818
                                                                              -------------
BROADCASTING & MEDIA--12.9%
  AOL Time Warner, Inc.+....................................         70,577       3,564,139
  AT&T Corp.-Liberty Media Group, Inc., Class A+............         94,650       1,514,400
  Cablevision Systems Corp.--Rainbow Media Group+...........          6,747         142,699
  Cablevision Systems Corp., Class A+.......................         13,495         927,781
  Clear Channel Communications, Inc.+.......................          4,500         251,100
  Comcast Corp., Class A+...................................         46,090       2,023,812
  Knight-Ridder, Inc........................................          1,800          97,470
  Metro-Goldwyn-Mayer, Inc.+................................         20,345         415,648
  New York Times Co., Class A...............................          2,800         114,884
  Omnicom Group, Inc........................................          5,900         518,315
  Pearson PLC ADR...........................................          6,500         138,125
  Pegasus Communications Corp., Class A+....................          4,300         102,383
  Tribune Co................................................          3,400         143,276
  Univision Communications, Inc., Class A+..................         10,700         467,697
  Viacom, Inc., Class B+....................................         52,251       2,720,187
                                                                              -------------
                                                                                 13,141,916
                                                                              -------------
COMMUNICATION EQUIPMENT--1.2%
  CIENA Corp.+..............................................          6,400         352,384
  JDS Uniphase Corp.+.......................................         13,900         297,321
  QUALCOMM, Inc.+...........................................          9,800         562,128
                                                                              -------------
                                                                                  1,211,833
                                                                              -------------
COMPUTERS & BUSINESS EQUIPMENT--2.3%
  Dell Computer Corp.+......................................         31,900         838,651
  Hewlett-Packard Co........................................            700          19,901
  International Business Machines Corp......................         13,200       1,519,848
                                                                              -------------
                                                                                  2,378,400
                                                                              -------------
COMPUTER SOFTWARE--8.3%
  Cisco Systems, Inc.+......................................         71,600       1,215,768

--------------------------------------------------------------------------------------------

                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
COMPUTER SOFTWARE (CONTINUED)
  EMC Corp.+................................................         56,920   $   2,254,032
  Microsoft Corp.+..........................................         44,910       3,042,652
  Oracle Corp.+.............................................         35,045         566,327
  Siebel Systems, Inc.+.....................................         10,200         464,916
  Sun Microsystems, Inc.+...................................         42,580         728,970
  VERITAS Software Corp.+...................................          2,200         131,142
                                                                              -------------
                                                                                  8,403,807
                                                                              -------------
DRUGS--7.5%
  American Home Products Corp...............................         17,100         987,525
  Bristol-Myers Squibb Co...................................         16,760         938,560
  Merck & Co., Inc..........................................         11,000         835,670
  Pfizer, Inc...............................................         52,925       2,291,652
  Pharmacia Corp............................................         22,396       1,170,415
  Schering-Plough Corp......................................         26,635       1,026,513
  Sepracor, Inc.+...........................................          5,800         152,888
  Teva Pharmaceutical Industries Ltd. ADR...................          5,000         272,250
                                                                              -------------
                                                                                  7,675,473
                                                                              -------------
ELECTRIC UTILITIES--0.9%
  Calpine Corp.+............................................          7,900         450,221
  Exelon Corp...............................................          6,600         455,730
                                                                              -------------
                                                                                    905,951
                                                                              -------------
ELECTRONICS--8.7%
  Advanced Micro Devices, Inc.+.............................         15,495         480,345
  Applied Materials, Inc.+..................................         21,535       1,175,811
  ASM Lithography Holdings NV+..............................         48,500       1,312,895
  Flextronics International Ltd.+...........................         13,390         360,057
  Intel Corp................................................         38,300       1,183,853
  Linear Technology Corp....................................         30,890       1,483,956
  Micron Technology, Inc.+..................................         11,300         512,794
  Palm, Inc.+...............................................         12,400          99,324
  STMicroelectronics NV
    NY Registry Shares......................................          8,100         327,645
  Texas Instruments, Inc....................................         49,115       1,900,750
                                                                              -------------
                                                                                  8,837,430
                                                                              -------------
ENERGY SERVICES--2.6%
  BJ Services Co.+..........................................          3,500         287,875
  Halliburton Co............................................         19,000         820,990
  Nabors Industries, Inc.+..................................          5,900         351,758
  Santa Fe International Corp...............................          4,500         171,000
  Schlumberger Ltd..........................................         13,000         861,900
  Transocean Sedco Forex, Inc...............................          3,500         189,980
                                                                              -------------
                                                                                  2,683,503
                                                                              -------------
ENERGY SOURCES--3.6%
  Anadarko Petroleum Corp...................................         15,025         970,916
  Apache Corp...............................................          4,700         300,612
  Burlington Resources, Inc.................................          3,600         169,956
  Devon Energy Corp.........................................          5,700         336,357

[SUNAMERICA MUTUAL FUNDS LOGO]

Large-Cap Growth Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2001 (UNAUDITED) -- (CONTINUED)


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
ENERGY SOURCES (CONTINUED)
  Enron Corp................................................         12,050   $     755,776
  Exxon Mobil Corp..........................................         10,020         887,772
  Noble Drilling Corp.+.....................................          5,100         247,350
                                                                              -------------
                                                                                  3,668,739
                                                                              -------------
FINANCIAL SERVICES--12.9%
  American Express Co.......................................         40,210       1,706,512
  Capital One Financial Corp................................          7,900         496,594
  Charles Schwab Corp.......................................         35,325         699,435
  Citigroup, Inc............................................         85,748       4,214,514
  Federal National Mortgage Association.....................         12,235         981,981
  Goldman Sachs Group, Inc..................................          4,300         391,730
  Household International, Inc..............................          4,500         288,090
  JP Morgan Chase & Co......................................         11,000         527,780
  Lehman Brothers Holdings, Inc.............................          7,800         567,450
  Merrill Lynch & Co., Inc..................................         10,500         647,850
  Morgan Stanley, Dean Witter & Co..........................         22,550       1,415,915
  Nasdaq 100 Trust..........................................          6,500         299,975
  Providian Financial Corp..................................          7,800         415,740
  Wells Fargo Co............................................         11,000         516,670
                                                                              -------------
                                                                                 13,170,236
                                                                              -------------
FOOD, BEVERAGE & TOBACCO--1.6%
  Anheuser-Busch Cos., Inc..................................         14,875         594,851
  PepsiCo, Inc..............................................         18,100         792,961
  Philip Morris Cos., Inc...................................          4,000         200,440
                                                                              -------------
                                                                                  1,588,252
                                                                              -------------
FOREST PRODUCTS--0.3%
  Georgia-Pacific Group.....................................          9,000         292,590
                                                                              -------------
INSURANCE--1.8%
  American International Group, Inc.#.......................         18,687       1,528,597
  Hartford Financial Services Group, Inc....................          5,200         322,920
                                                                              -------------
                                                                                  1,851,517
                                                                              -------------
INTERNET CONTENT--0.4%
  Juniper Networks, Inc.+...................................          6,800         401,404
                                                                              -------------
LEISURE & TOURISM--1.0%
  Marriott International, Inc., Class A.....................          4,600         211,048
  MGM Mirage, Inc...........................................         22,945         689,956
  Starwood Hotels & Resorts Worldwide, Inc..................          3,800         137,142
                                                                              -------------
                                                                                  1,038,146
                                                                              -------------
MEDICAL PRODUCTS--4.2%
  Abbott Laboratories, Inc..................................          8,900         412,782
  Amgen, Inc.+..............................................         25,200       1,540,728
                                                                 SHARES/
                                                                PRINCIPAL
                                                                  AMOUNT          VALUE
                                    SECURITY DESCRIPTION      (IN THOUSANDS)     (NOTE 2)
--------------------------------------------------------------------------------------------
MEDICAL PRODUCTS (CONTINUED)

  Applied Biosystems Group--Applera Corp....................          5,640   $     180,818
  Genentech, Inc.+..........................................         22,880       1,201,200
  Johnson & Johnson Co......................................          9,700         935,856
                                                                              -------------
                                                                                  4,271,384
                                                                              -------------
MULTI-INDUSTRY--6.1%
  General Electric Co.......................................         97,750       4,743,808
  Minnesota Mining & Manufacturing Co.......................          3,500         416,535
  Tyco International Ltd....................................         19,100       1,019,367
                                                                              -------------
                                                                                  6,179,710
                                                                              -------------
RETAIL--6.4%
  Costco Wholesale Corp.+...................................         11,400         398,202
  Home Depot, Inc...........................................         36,360       1,712,556
  Kohl's Corp.+.............................................         21,200       1,294,472
  Target Corp...............................................         22,300         857,435
  Tiffany & Co..............................................         14,300         463,606
  Wal-Mart Stores, Inc......................................         35,110       1,816,591
                                                                              -------------
                                                                                  6,542,862
                                                                              -------------
TELECOMMUNICATIONS--7.7%
  AT&T Corp.................................................         10,200         227,256
  Echostar Communications Corp., Class A+...................         12,400         371,504
  General Motors Corp., Class H+............................         51,650       1,097,563
  Global Crossing Ltd.+.....................................         15,500         194,215
  Nextel Communications, Inc., Class A+.....................         18,505         300,706
  Nokia Corp. ADR...........................................         91,075       3,113,855
  NTL, Inc.+................................................          9,725         282,900
  Qwest Communications International, Inc.+.................         11,200         458,080
  Telefonica SA ADR.........................................         14,492         728,368
  Vodafone Group PLC........................................         34,040       1,030,743
                                                                              -------------
                                                                                  7,805,190
                                                                              -------------
TOTAL INVESTMENT SECURITIES--94.3%
  (cost $91,853,600)........................................                     96,004,533
                                                                              -------------
SHORT-TERM SECURITIES--2.9%
  Chevron Corp.
    4.60% due 5/01/01.......................................  $       1,286       1,286,000
  Federal Home Loan Mortgage Discount Notes
    4.77% due 5/01/01.......................................          1,600       1,600,000
                                                                              -------------
TOTAL SHORT-TERM SECURITIES
  (cost $2,886,000).........................................                      2,886,000
                                                                              -------------

                                                  [SUNAMERICA MUTUAL FUNDS LOGO]

Large-Cap Growth Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2001 (UNAUDITED) -- (CONTINUED)

                                                                PRINCIPAL
                                                                  AMOUNT          VALUE
                                    SECURITY DESCRIPTION      (IN THOUSANDS)     (NOTE 2)
--------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT--2.7%
  State Street Bank & Trust Co. Joint Repurchase Agreement
    (Note 2)
    (cost $2,777,000).......................................  $       2,777   $   2,777,000
                                                                              -------------
TOTAL INVESTMENTS--
  (cost $97,516,600)........................................           99.9%    101,667,533
Other assets less liabilities...............................            0.1         120,911
                                                              -------------   -------------
NET ASSETS--                                                          100.0%  $ 101,788,444
                                                              =============   =============

------------------
+ Non-income producing security
# Security represents an investment in an affiliated company
ADR ("American Depositary Receipt")

See Notes to Financial Statements

[SUNAMERICA MUTUAL FUNDS LOGO]

Mid-Cap Growth Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2001 (UNAUDITED)


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMMON STOCK--99.3%
AEROSPACE & MILITARY TECHNOLOGY--0.8%
  Embraer-Empresa Brasileira de Aeronautica SA ADR..........          7,800   $     349,518
  Precision Castparts Corp..................................         22,200         829,392
                                                                              -------------
                                                                                  1,178,910
                                                                              -------------
AUTOMOTIVE--0.3%
  O'Reilly Automotive, Inc.+................................         19,200         454,080
                                                                              -------------
BANKS--0.6%
  North Fork Bancorp., Inc..................................         16,200         430,110
  Roslyn Bancorp, Inc.......................................         14,000         357,140
  Silicon Valley Bancshares+................................          4,100         102,746
                                                                              -------------
                                                                                    889,996
                                                                              -------------
BROADCASTING & MEDIA--4.6%
  Adelphia Communications Corp., Class A+...................          8,200         298,152
  Apollo Group, Inc., Class A+..............................         14,300         444,730
  AT&T Corp.-Liberty Media Group, Inc., Class A+............             44             704
  Cablevision Systems Corp.-
    Rainbow Media Group+....................................         10,800         228,420
  Cablevision Systems Corp., Class A+.......................          9,500         653,125
  Catalina Marketing Corp.+.................................         15,900         555,864
  Charter Communications, Inc., Class A+....................         18,800         402,508
  Cox Radio, Inc.+..........................................         16,300         420,540
  Crown Castle International Corp.+#........................         11,100         271,839
  EchoStar Communications Corp., Class A+...................         20,000         599,200
  Entercom Communications Corp.+............................          3,600         164,232
  Gemstar-TV Guide International, Inc.+.....................         12,588         522,654
  Lamar Advertising Co.+....................................         34,700       1,341,155
  Rogers Communications, Inc., Class B+.....................         20,500         267,320
  USA Networks, Inc.+.......................................         21,000         526,050
                                                                              -------------
                                                                                  6,696,493
                                                                              -------------
BUSINESS SERVICES--7.8%
  Affiliated Computer Services, Inc., Class A+..............         17,600       1,267,200
  Allied Waste Industries, Inc.+............................         25,000         398,000
  BARRA, Inc.+..............................................          6,500         299,260
  BISYS Group, Inc.+........................................         11,300         544,660
  Ceridian Corp.+...........................................          6,400         115,200
  Concord EFS, Inc.+........................................         45,250       2,106,388
  Fiserv, Inc.+.............................................         10,875         601,822
  Fluor Corp................................................          6,900         363,699
  FutureLink Corp.+.........................................         12,500           4,000
  Iron Mountain, Inc.+......................................          9,300         336,195


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
BUSINESS SERVICES (CONTINUED)
  KPMG Consulting, Inc.+....................................         28,300   $     441,763
  Manpower, Inc.............................................         21,600         698,760
  Republic Services, Inc., Class A+.........................         37,600         676,800
  Robert Half International, Inc.+..........................         35,900         998,020
  Sabre Holdings Corp.+.....................................         10,200         508,572
  Shaw Group, Inc.+.........................................          5,500         313,500
  SunGard Data Systems, Inc.+...............................         22,500       1,243,575
  Viad Corp.................................................         13,700         340,582
                                                                              -------------
                                                                                 11,257,996
                                                                              -------------
CHEMICALS--0.5%
  Cabot Microelectronics Corp.+.............................          3,700         236,874
  Crompton Corp.............................................              3              30
  Sigma-Aldrich Corp........................................          9,700         446,588
                                                                              -------------
                                                                                    683,492
                                                                              -------------
COMMUNICATION EQUIPMENT--3.0%
  Andrew Corp.+.............................................         20,300         355,656
  CIENA Corp.+..............................................          9,200         506,552
  Comverse Technology, Inc.+................................         10,600         726,100
  Extreme Networks, Inc.+...................................         17,400         572,460
  Finisar Corp.+............................................         25,500         381,225
  JDS Uniphase Corp.+.......................................         16,800         359,352
  L-3 Communications Holdings, Inc.+........................          6,240         482,040
  Newport Corp..............................................          2,400          90,624
  ONI Systems Corp.+........................................          4,400         158,092
  Powerwave Technologies, Inc.+.............................         16,300         296,171
  Scientific-Atlanta, Inc...................................          5,200         300,196
                                                                              -------------
                                                                                  4,228,468
                                                                              -------------
COMPUTERS & BUSINESS EQUIPMENT--1.3%
  Brocade Communications Systems, Inc.+.....................         23,400         888,966
  McData Corp.+.............................................         20,100         560,991
  McData Corp., Class A+....................................          4,824         110,132
  Tech Data Corp.+..........................................          6,300         219,618
                                                                              -------------
                                                                                  1,779,707
                                                                              -------------
COMPUTER SOFTWARE--7.3%
  Adept Technology, Inc.+...................................          3,000          30,270
  Adobe Systems, Inc........................................          1,800          80,856
  BMC Software, Inc.+.......................................         37,600         909,544
  Cadence Design Systems, Inc.+.............................         24,800         513,360
  Cerner Corp.+.............................................         11,800         531,354
  Citrix Systems, Inc.+.....................................         30,000         852,000
  Electronic Arts, Inc.+....................................         29,400       1,664,628
  EMC Corp.+................................................         11,900         471,240
  Informatica Corp.+........................................         10,500         265,125
  Intuit, Inc.+.............................................         10,000         320,400
  Mercury Interactive Corp.+................................         17,800       1,177,470
  NetIQ Corp.+..............................................          7,496         220,083

                                                  [SUNAMERICA MUTUAL FUNDS LOGO]

Mid-Cap Growth Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2001 (UNAUDITED) -- (CONTINUED)


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
COMPUTER SOFTWARE (CONTINUED)
  NVIDIA Corp.+.............................................          5,000   $     416,500
  Openwave Systems, Inc.+...................................         14,201         491,497
  Opnet Technologies, Inc.+.................................            100           1,730
  Peregrine Systems, Inc.+..................................         38,600         995,108
  Rational Software Corp.+..................................         22,100         535,041
  Siebel Systems, Inc.+.....................................          6,100         278,038
  Synopsys, Inc.+...........................................          5,800         333,094
  Ulticom, Inc.+............................................          9,600         194,880
  VERITAS Software Corp.+...................................          4,550         271,225
                                                                              -------------
                                                                                 10,553,443
                                                                              -------------
DRUGS--8.2%
  Abgenix, Inc.+............................................          3,800         142,500
  Allergan, Inc.............................................         12,200         927,200
  AmeriSource Health Corp., Class A+........................         25,000       1,350,000
  Biovail Corp.+............................................         18,700         734,536
  Cephalon, Inc.+...........................................          9,400         598,780
  Charles River Laboratories International, Inc.+...........          9,800         243,040
  Express Scripts, Inc.+....................................          8,000         679,200
  Gilead Sciences, Inc.+....................................         17,800         871,844
  IDEC Pharmaceuticals Corp.+...............................         17,400         856,080
  King Pharmaceuticals, Inc.+...............................         15,700         661,441
  MedImmune, Inc.+..........................................         31,000       1,213,650
  Millenium Pharmaceuticals, Inc.+..........................         10,000         372,000
  Omnicare, Inc.............................................         48,700       1,081,140
  Schering-Plough Corp......................................          9,900         381,546
  Sepracor, Inc.+...........................................          5,200         137,072
  Serono SA ADR+............................................         30,200         622,120
  Shire Pharmaceuticals Group PLC ADR+......................         11,600         578,840
  Teva Pharmaceutical Industries Ltd. ADR...................          7,500         408,375
                                                                              -------------
                                                                                 11,859,364
                                                                              -------------
ELECTRIC UTILITIES--4.7%
  Allegheny Energy, Inc.....................................         26,593       1,360,498
  Black Hills Corp..........................................         12,000         616,440
  Calpine Corp.+............................................         26,400       1,504,536
  Dominion Resources, Inc...................................         12,000         821,880
  Exelon Corp...............................................          4,900         338,345
  Mirant Corp.+.............................................         17,100         697,680
  Orion Power Holdings, Inc.+...............................         20,000         644,000
  PPL Corp..................................................         10,000         550,000
  Reliant Resources, Inc.+..................................          8,800         264,000
                                                                              -------------
                                                                                  6,797,379
                                                                              -------------
ELECTRICAL EQUIPMENT--0.5%
  Sanmina Corp.+............................................         13,200         384,780


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT (CONTINUED)
  SCI Systems, Inc.+........................................         11,000   $     281,050
                                                                              -------------
                                                                                    665,830
                                                                              -------------
ELECTRONICS--12.2%
  American Superconductor Corp.+............................          4,000          62,400
  Analog Devices, Inc.+.....................................         13,400         633,954
  Applied Micro Circuits Corp.+.............................         29,802         775,448
  Atmel Corp.+..............................................         49,400         686,166
  Celestica, Inc.+..........................................          4,900         250,390
  Flextronics International Ltd.+...........................         50,800       1,366,012
  Garmin Ltd.+..............................................          5,700         119,700
  Jabil Circuit, Inc.+......................................         17,900         519,816
  KLA-Tencor Corp.+.........................................         35,100       1,929,096
  Kulicke & Soffa Industries, Inc.+.........................         44,800         750,400
  Lam Research Corp.+.......................................         35,800       1,059,680
  Lattice Semiconductor Corp.+..............................         36,200         891,606
  Maxim Integrated Products, Inc.+..........................         10,900         556,990
  MIPS Technologies, Inc.+..................................         20,800         381,056
  Molex, Inc., Class A......................................          9,600         304,320
  Novellus Systems, Inc.+...................................         32,400       1,786,860
  PerkinElmer, Inc..........................................         10,600         709,246
  QLogic Corp.+.............................................         13,200         566,148
  Symbol Technologies, Inc..................................         10,750         338,625
  Thermo Electron Corp.+....................................         20,000         527,200
  TranSwitch Corp.+.........................................         20,000         347,000
  TriQuint Semiconductor, Inc.+.............................         20,000         580,600
  Varian Semiconductor Equipment Associates, Inc.+..........          2,300         104,765
  Vitesse Semiconductor Corp.+..............................         20,000         678,000
  Waters Corp.+.............................................         21,600       1,127,520
  Xilinx, Inc.+.............................................         11,800         560,146
                                                                              -------------
                                                                                 17,613,144
                                                                              -------------
ENERGY SERVICES--4.8%
  BJ Services Co.+..........................................         13,500       1,110,375
  Diamond Offshore Drilling, Inc............................         27,500       1,207,800
  Marine Drilling Co., Inc.+................................         19,000         569,430
  Nabors Industries, Inc.+..................................          7,000         417,340
  Patterson Energy, Inc.+...................................          8,400         289,548
  Rowan Cos., Inc.+.........................................         11,400         378,366
  Santa Fe International Corp...............................         11,500         437,000
  Smith International, Inc.+................................          9,800         795,662
  Tidewater, Inc............................................         22,900       1,073,323
  Transocean Sedco Forex, Inc...............................          5,300         287,684
  Veritas DGC, Inc.+........................................         10,000         325,000
                                                                              -------------
                                                                                  6,891,528
                                                                              -------------
ENERGY SOURCES--2.5%
  Arch Coal, Inc............................................         20,000         619,000
  Devon Energy Corp.........................................         15,800         932,358
  Energy Partners Ltd.+.....................................         15,000         162,000
  Global Marine, Inc.+......................................         29,300         842,375

[SUNAMERICA MUTUAL FUNDS LOGO]

Mid-Cap Growth Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2001 (UNAUDITED) -- (CONTINUED)


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
ENERGY SOURCES (CONTINUED)
  Ocean Energy, Inc.........................................         36,600   $     677,466
  Vintage Petroleum, Inc....................................         20,000         413,200
                                                                              -------------
                                                                                  3,646,399
                                                                              -------------
FINANCIAL SERVICES--7.1%
  Capital One Financial Corp................................         21,900       1,376,634
  Eaton Vance Corp..........................................         21,400         691,220
  Federated Investors, Inc., Class B........................         27,200         792,880
  Franklin Resources, Inc...................................         16,300         711,495
  Heller Financial, Inc.....................................         16,600         529,706
  Household International, Inc..............................         12,000         768,240
  John Hancock Financial Services, Inc......................         30,000       1,114,500
  Lehman Brothers Holdings, Inc.............................         10,700         778,425
  Merrill Lynch & Co., Inc..................................          9,600         592,320
  Providian Financial Corp..................................         15,000         799,500
  SEI Investments Co........................................         10,300         413,133
  USA Education, Inc........................................          5,400         383,940
  Waddell & Reed Financial, Inc., Class A...................         20,900         635,778
  Waddell & Reed Financial, Inc., Class B...................         22,100         672,503
                                                                              -------------
                                                                                 10,260,274
                                                                              -------------
FOOD, BEVERAGE & TOBACCO--0.6%
  RJ Reynolds Tobacco Holdings, Inc.........................         10,100         591,557
  Sysco Corp................................................         10,200         286,824
                                                                              -------------
                                                                                    878,381
                                                                              -------------
GAS & PIPELINE UTILITIES--1.9%
  Aquila, Inc.+.............................................         26,200         794,122
  Dynegy, Inc., Class A.....................................         26,292       1,520,992
  Hanover Compressor Co.+...................................         10,300         374,920
                                                                              -------------
                                                                                  2,690,034
                                                                              -------------
HEALTH SERVICES--5.3%
  Health Management Associates, Inc., Class A+..............         66,000       1,182,720
  IMS Health, Inc...........................................         20,000         549,000
  Incyte Genomics, Inc.+....................................          3,500          56,438
  Laboratory Corp. of America Holdings+.....................          2,100         296,100
  Lincare Holdings, Inc.+...................................         29,500       1,471,165
  Oxford Health Plans, Inc.+................................         10,800         335,880
  Quest Diagnostics, Inc.+..................................          4,700         579,040
  Tenet Healthcare Corp.....................................         33,100       1,477,584
  Triad Hospitals, Inc.+....................................         10,000         308,500
  Universal Health Services, Inc., Class B+.................          6,000         538,560


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
HEALTH SERVICES (CONTINUED)
  Wellpoint Health Networks, Inc.+..........................          8,600   $     844,950
                                                                              -------------
                                                                                  7,639,937
                                                                              -------------
HOUSING--0.2%
  Polycom, Inc.+............................................         12,300         285,729
                                                                              -------------
INSURANCE--2.7%
  Ace Ltd...................................................         14,200         506,940
  Everest Reinsurance Group Ltd.............................         10,200         651,270
  MetLife, Inc..............................................         18,000         522,000
  MGIC Investment Corp......................................         11,600         753,884
  Progressive Corp..........................................          4,800         560,640
  Protective Life Corp......................................         12,000         359,040
  Radian Group, Inc.........................................          7,300         565,750
                                                                              -------------
                                                                                  3,919,524
                                                                              -------------
INTERNET CONTENT--3.6%
  Check Point Software Technologies, Ltd.+..................          9,000         564,570
  CNET Networks, Inc.+......................................         11,000         134,970
  E*TRADE Group, Inc.+......................................         13,200         124,080
  Exodus Communications, Inc.+..............................        118,000       1,132,800
  HomeStore.com, Inc.+......................................         24,300         776,385
  Internet Security Systems, Inc.+..........................         17,300         863,097
  Juniper Networks, Inc.+...................................          9,500         560,785
  TMP Worldwide, Inc.+......................................          9,800         472,752
  VeriSign, Inc.+...........................................          9,800         502,544
  WebMD Corp.+..............................................          5,100          44,421
  Yahoo!, Inc.+.............................................              2              40
                                                                              -------------
                                                                                  5,176,444
                                                                              -------------
INTERNET SOFTWARE--0.3%
  BEA Systems, Inc.+........................................          7,800         318,630
  Entrade, Inc.+(1).........................................         11,250           8,100
  RealNetworks, Inc.+.......................................         14,100         129,720
                                                                              -------------
                                                                                    456,450
                                                                              -------------
LEISURE & TOURISM--1.2%
  International Game Technology, Inc.+......................         12,100         676,753
  MGM Mirage, Inc...........................................         13,200         396,924
  Outback Steakhouse, Inc.+.................................         18,400         533,416
  Royal Caribbean Cruises Ltd...............................          6,000         122,280
                                                                              -------------
                                                                                  1,729,373
                                                                              -------------
MACHINERY--0.1%
  Dover Corp................................................          4,900         191,443
                                                                              -------------
MEDICAL PRODUCTS--4.1%
  Affymetrix, Inc.+.........................................         14,000         462,700
  Alkermes, Inc.+...........................................          4,600         140,944
  Apogent Technologies, Inc.+...............................         28,300         650,900
  CuraGen Corp.+............................................         11,400         375,060

                                                  [SUNAMERICA MUTUAL FUNDS LOGO]

Mid-Cap Growth Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2001 (UNAUDITED) -- (CONTINUED)


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
MEDICAL PRODUCTS (CONTINUED)
  Cytyc Corp.+..............................................         12,600   $     296,730
  Forest Laboratories, Inc.+................................         19,300       1,180,195
  GenVec, Inc.+.............................................         10,000          42,000
  Genzyme Corp.-Genzyme Biosurgery Division+................            303           1,439
  Genzyme Corp.-General Division+...........................          3,500         381,395
  Human Genome Sciences, Inc.+..............................          8,500         545,955
  Invitrogen Corp.+.........................................          6,300         444,213
  QLT PhotoTherapeutics, Inc.+..............................          5,700         152,646
  St. Jude Medical, Inc.+...................................         12,800         732,800
  Stryker Corp..............................................          7,600         450,604
                                                                              -------------
                                                                                  5,857,581
                                                                              -------------
METALS & MINERALS--0.2%
  Martin Marietta Materials, Inc............................          6,400         294,208
                                                                              -------------
MULTI-INDUSTRY--1.9%
  Canadian Pacific Ltd......................................         20,900         818,653
  Danaher Corp..............................................          8,600         481,686
  ITT Industries, Inc.......................................         14,100         621,387
  Quanta Services, Inc.+....................................         20,000         513,800
  Teleflex, Inc.............................................          6,500         317,915
                                                                              -------------
                                                                                  2,753,441
                                                                              -------------
RETAIL--6.5%
  Abercrombie & Fitch Co., Class A+.........................         17,000         566,100
  Bed Bath & Beyond, Inc.+..................................         26,300         744,816
  Best Buy Co., Inc.+.......................................          6,000         330,300
  BJ's Wholesale Club, Inc.+................................         26,700       1,209,510
  Borders Group, Inc.+......................................          4,200          78,120
  Circuit City Stores, Inc..................................         11,000         165,550
  Consolidated Stores Corp.+................................          9,700         106,700
  CVS Corp..................................................         13,800         813,510
  Dollar Tree Stores, Inc.+.................................         18,600         389,112
  Family Dollar Stores, Inc.................................         33,100         844,381
  Limited, Inc..............................................         15,000         253,800
  MSC Industrial Direct Co., Inc., Class A+.................         12,900         207,045
  Payless ShoeSource, Inc.+.................................          6,000         382,500
  Penney (J.C.), Inc........................................         19,200         388,992
  Target Corp...............................................         20,000         769,000
  TJX Cos., Inc.............................................         38,000       1,190,540
  Venator Group, Inc.+......................................         30,000         397,200
  Whole Foods Market, Inc.+.................................          9,400         456,840
                                                                              -------------
                                                                                  9,294,016
                                                                              -------------

                                                                 SHARES/
                                                                PRINCIPAL
                                                                  AMOUNT          VALUE
                                    SECURITY DESCRIPTION      (IN THOUSANDS)     (NOTE 2)
--------------------------------------------------------------------------------------------
TELECOMMUNICATIONS--3.8%
  Allegiance Telecom, Inc.+.................................         26,550   $     477,635
  IDT Corp.+................................................         11,300         244,645
  McLeodUSA, Inc., Class A+.................................         93,900         831,015
  Sonus Networks, Inc.+.....................................          8,000         203,680
  TeleCorp PCS, Inc., Class A+..............................         25,812         415,831
  Time Warner Telecom, Inc., Class A+.......................         10,100         511,565
  Triton PCS Holdings, Inc., Class A+.......................         15,100         588,900
  ViaSat, Inc.+.............................................          6,500         113,945
  Western Wireless Corp., Class A+..........................         46,500       2,070,645
                                                                              -------------
                                                                                  5,457,861
                                                                              -------------
TRANSPORTATION--0.7%
  C.H. Robinson Worldwide, Inc..............................          5,100         138,006
  ENSCO International, Inc..................................         10,700         416,230
  Expeditors International of Washington, Inc...............          8,200         410,246
                                                                              -------------
                                                                                    964,482
                                                                              -------------
TOTAL INVESTMENT SECURITIES--99.3%
  (cost $137,654,937).......................................                    143,045,407
                                                                              -------------
SHORT-TERM SECURITIES--1.3%
  Cayman Island Time Deposit with State Street Bank & Trust
    Co. 3.00% due 5/01/01...................................  $         920         920,000
  T. Rowe Price Reserve Investment Fund#....................            860         859,966
                                                                              -------------
TOTAL SHORT-TERM SECURITIES
  (cost $1,779,966).........................................                      1,779,966
                                                                              -------------
REPURCHASE AGREEMENT--0.4%
  State Street Bank & Trust Co.
    Joint Repurchase Agreement (Note 2)
    (cost $617,000).........................................            617         617,000
                                                                              -------------
TOTAL INVESTMENTS--
  (cost $140,051,903).......................................          101.0%    145,442,373
Liabilities in excess of other assets                                  (1.0)     (1,391,692)
                                                              -------------   -------------
NET ASSETS--                                                          100.0%  $ 144,050,681
                                                              =============   =============

------------------
+ Non-income producing security
# Security represents an investment in an affiliated company
ADR ("American Depository Receipt")
(1) At April 30, 2001 the Portfolio held restricted securities amounting to 0.01% of net asets. The Portfolio will not bear any costs, including those involved in registration under the Securities Act of 1933, in connection with the disposition of the securities.

                                                                 DATE OF           UNIT       VALUATION AS OF
                        DESCRIPTION                            ACQUISITION         COST       APRIL 30, 2001
------------------------------------------------------------  --------------  --------------  ---------------
  Entrade, Inc.                                                  12/21/99         $32.00          $0.72

See Notes to Financial Statements

[SUNAMERICA MUTUAL FUNDS LOGO]

Multi-Cap Growth Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2001 (UNAUDITED)

                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMMON STOCK--95.7%
AEROSPACE & MILITARY TECHNOLOGY--0.6%
  Northrop Grumman Corp.....................................         21,200   $   1,913,300
                                                                              -------------
APPAREL & TEXTILES--0.8%
  Jones Apparel Group, Inc.+................................         35,600       1,414,744
  Reebok International Ltd.+................................         41,000       1,050,830
                                                                              -------------
                                                                                  2,465,574
                                                                              -------------
AUTOMOTIVE--0.8%
  Donaldson Co., Inc........................................         26,300         727,984
  Lear Corp.+...............................................         26,800         964,800
  Superior Industries International, Inc....................         24,700         994,175
                                                                              -------------
                                                                                  2,686,959
                                                                              -------------
BANKS--0.7%
  Cullen/Frost Bankers, Inc.................................          7,300         233,600
  National City Corp........................................         13,100         356,451
  National Commerce Bancorp.................................         65,000       1,619,150
                                                                              -------------
                                                                                  2,209,201
                                                                              -------------
BROADCASTING & MEDIA--3.8%
  AOL Time Warner, Inc.+....................................        124,815       6,303,158
  Charter Communications, Inc., Class A+....................         49,000       1,049,090
  Clear Channel Communications, Inc.+.......................         10,200         569,160
  Comcast Corp., Class A+...................................         39,900       1,752,009
  Pegasus Communications Corp., Class A+....................         29,100         692,871
  Scholastic Corp.+.........................................         42,000       1,753,080
                                                                              -------------
                                                                                 12,119,368
                                                                              -------------
BUSINESS SERVICES--6.0%
  Clarcor, Inc..............................................         15,600         385,320
  DeVry, Inc.+..............................................         40,500       1,280,205
  Ecolab, Inc...............................................         14,700         556,101
  Fluor Corp................................................         20,000       1,054,200
  Granite Construction, Inc.................................         52,500       1,348,200
  ITT Educational Services, Inc.+...........................         41,400       1,473,840
  Jacobs Engineering Group, Inc.............................         25,400       1,674,368
  Manugistics Group, Inc....................................         31,000       1,051,520
  Mobile Mini, Inc.+........................................         30,900         914,640
  On Assignment, Inc.+......................................         86,400       1,478,304
  Paychex, Inc..............................................         29,650       1,024,704
  Republic Services, Inc., Class A+.........................         42,300         761,400
  United Parcel Service, Inc................................         30,610       1,758,545
  Vishay Intertechnology, Inc.+.............................         47,400       1,182,630
  Waste Connections, Inc....................................         65,900       1,874,855
  Waste Management, Inc.....................................         69,000       1,684,290
                                                                              -------------
                                                                                 19,503,122
                                                                              -------------
COMMUNICATION EQUIPMENT--3.1%
  CIENA Corp.+..............................................         17,000         936,020

                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMMUNICATION EQUIPMENT (CONTINUED)

  Emulex Corp.+.............................................         48,600   $   1,745,226
  Finisar Corp.+............................................         65,800         983,710
  L-3 Communications Holdings, Inc.+........................         13,900       1,073,775
  ONI Systems Corp.+........................................         31,200       1,121,016
  QUALCOMM, Inc.+...........................................         17,300         992,328
  Scientific-Atlanta, Inc...................................         27,700       1,599,121
  Tekelec, Inc.+............................................         44,300       1,382,160
                                                                              -------------
                                                                                  9,833,356
                                                                              -------------
COMPUTERS & BUSINESS EQUIPMENT--1.2%
  Brocade Communications Systems, Inc.+.....................         29,400       1,116,906
  Dell Computer Corp.+......................................         42,300       1,112,067
  McData Corp.+.............................................         39,500       1,102,445
  Redback Networks, Inc.+...................................         22,700         432,208
                                                                              -------------
                                                                                  3,763,626
                                                                              -------------
COMPUTER SOFTWARE--7.5%
  BMC Software, Inc.+.......................................         38,000         919,220
  Cisco Systems, Inc.+......................................         85,000       1,443,300
  Citrix Systems, Inc.+.....................................         36,700       1,042,280
  Electronic Arts, Inc.+....................................         41,700       2,361,054
  EMC Corp.+................................................         67,635       2,678,346
  i2 Technologies, Inc.+....................................         37,100         645,911
  Mercury Interactive Corp.+................................         11,600         767,340
  Micromuse, Inc.+..........................................         23,800       1,178,100
  National Instruments Corp.+...............................         25,875         905,625
  NetIQ Corp.+..............................................         36,000       1,056,960
  Openwave Systems, Inc.+...................................         17,300         598,753
  Peregrine Systems, Inc.+..................................         44,700       1,152,366
  Research In Motion Ltd.+..................................         96,145       3,261,238
  Siebel Systems, Inc.+.....................................         26,400       1,203,312
  Symantec Corp.+...........................................         22,100       1,432,301
  Synopsys, Inc.+...........................................         29,000       1,665,470
  THQ, Inc..................................................         28,300       1,077,947
  VERITAS Software Corp.+...................................         11,400         679,554
                                                                              -------------
                                                                                 24,069,077
                                                                              -------------
DRUGS--6.8%
  Allergan, Inc.............................................         76,325       5,800,700
  ALZA Corp.+...............................................         14,800         676,656
  Biovail Corp.+............................................          8,900         349,592
  Caremark Rx, Inc.+........................................        155,300       2,461,505
  Express Scripts, Inc.+....................................         17,700       1,502,730
  Gilead Sciences, Inc.+....................................         20,000         979,600
  ICOS Corp.+...............................................         20,000       1,152,200
  IDEC Pharmaceuticals Corp.+...............................         59,000       2,902,800
  King Pharmaceuticals, Inc.+...............................         23,300         981,629
  MedImmune, Inc.+..........................................         21,400         837,810
  Millenium Pharmaceuticals, Inc.+..........................         25,100         933,720
  Pfizer, Inc...............................................         54,435       2,357,036

                                                  [SUNAMERICA MUTUAL FUNDS LOGO]

Multi-Cap Growth Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2001 (UNAUDITED) -- (CONTINUED)

                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
DRUGS (CONTINUED)
  Viropharma, Inc...........................................         26,000   $     963,040
                                                                              -------------
                                                                                 21,899,018
                                                                              -------------
ELECTRIC UTILITIES--3.7%
  Calpine Corp.+............................................         73,830       4,207,572
  Constellation Energy Group, Inc...........................         31,800       1,518,132
  Dominion Resources, Inc...................................         19,000       1,301,310
  Mirant Corp.+.............................................        118,335       4,828,068
  NewPower Holdings, Inc....................................         16,200         139,320
                                                                              -------------
                                                                                 11,994,402
                                                                              -------------
ELECTRICAL EQUIPMENT--1.3%
  Brooks Automation, Inc.+..................................         35,000       2,191,350
  Sanmina Corp.+............................................         69,370       2,022,136
                                                                              -------------
                                                                                  4,213,486
                                                                              -------------
ELECTRONICS--4.8%
  Applied Micro Circuits Corp.+.............................         54,100       1,407,682
  Coherent, Inc.+...........................................         32,000       1,264,000
  Cypress Semiconductor Corp.+..............................         50,800       1,148,080
  Flextronics International Ltd.+...........................         82,835       2,227,433
  GlobeSpan, Inc.+..........................................         45,600       1,003,200
  Integrated Device Technology, Inc.+.......................         21,300         834,321
  International Rectifier Corp.+............................          9,800         543,900
  Kemet Corp.+..............................................         40,200         824,904
  KLA-Tencor Corp.+.........................................         27,700       1,522,392
  Lam Research Corp.+.......................................         18,400         544,640
  Maxim Integrated Products, Inc.+..........................         19,700       1,006,670
  Novellus Systems, Inc.+...................................         10,000         551,500
  Photronics, Inc.+.........................................         38,800       1,113,948
  QLogic Corp.+.............................................         37,300       1,599,797
                                                                              -------------
                                                                                 15,592,467
                                                                              -------------
ENERGY SERVICES--2.3%
  Diamond Offshore Drilling, Inc............................         34,800       1,528,416
  Grant Prideco, Inc.+......................................         48,700         974,000
  Nabors Industries, Inc.+..................................         41,300       2,462,306
  Smith International, Inc.+................................          7,000         568,330
  Transocean Sedco Forex, Inc...............................         21,900       1,188,732
  Weatherford International, Inc.+..........................          9,700         564,831
                                                                              -------------
                                                                                  7,286,615
                                                                              -------------
ENERGY SOURCES--8.5%
  Anadarko Petroleum Corp...................................         58,870       3,804,180
  Apache Corp...............................................         43,000       2,750,280
  Devon Energy Corp.........................................         37,100       2,189,271
  EOG Resources, Inc........................................        115,565       5,361,060
  Exxon Mobil Corp..........................................         23,930       2,120,198
  Global Industries Ltd.+...................................          7,500         119,850
  Global Marine, Inc.+......................................         37,400       1,075,250
  Noble Affiliates, Inc.+...................................         40,200       1,747,494

                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
ENERGY SOURCES (CONTINUED)

  NRG Energy, Inc...........................................         18,300   $     654,225
  Occidental Petroleum Corp.................................         34,770       1,047,272
  Ocean Energy, Inc.........................................         54,000         999,540
  Pogo Producing Co.........................................         46,000       1,362,060
  Unocal Corp...............................................         56,580       2,159,093
  USX-Marathon Group........................................         66,065       2,111,437
                                                                              -------------
                                                                                 27,501,210
                                                                              -------------
FINANCIAL SERVICES--10.9%
  Citigroup, Inc............................................        130,746       6,426,166
  Federated Investors, Inc., Class B........................         40,500       1,180,575
  Franklin Resources, Inc...................................         22,100         964,665
  Goldman Sachs Group, Inc..................................         47,095       4,290,354
  IndyMac Bancorp, Inc.+....................................        107,600       2,464,040
  John Hancock Financial Services, Inc......................         40,000       1,486,000
  Merrill Lynch & Co., Inc..................................        141,060       8,703,402
  Morgan Stanley, Dean Witter & Co..........................         43,270       2,716,923
  Nasdaq 100 Trust..........................................         52,900       2,441,335
  Raymond James Financial, Inc..............................         32,400         983,340
  Wells Fargo Co............................................         75,645       3,553,046
                                                                              -------------
                                                                                 35,209,846
                                                                              -------------
FOOD, BEVERAGE & TOBACCO--0.2%
  Constellation Brands, Inc.................................         10,600         691,650
                                                                              -------------
FOREST PRODUCTS--0.9%
  Delta & Pine Land Co......................................         37,400         893,860
  Georgia-Pacific Group.....................................         61,200       1,989,612
                                                                              -------------
                                                                                  2,883,472
                                                                              -------------
GAS & PIPELINE UTILITIES--2.5%
  American Water Works, Inc.................................         14,100         437,100
  Dynegy, Inc., Class A.....................................         23,400       1,353,690
  El Paso Corp..............................................         89,400       6,150,720
                                                                              -------------
                                                                                  7,941,510
                                                                              -------------
HEALTH SERVICES--4.1%
  AdvancePCS................................................         20,200       1,163,520
  Community Health Systems, Inc.+...........................         59,300       1,692,422
  Health Net, Inc...........................................         90,700       1,954,585
  Manor Care, Inc.+.........................................         19,400         450,080
  Mid Atlantic Medical Services, Inc.+......................        110,500       2,246,465
  Oxford Health Plans, Inc.+................................         19,200         597,120
  Tenet Healthcare Corp.....................................         40,000       1,785,600
  Trigon Healthcare, Inc.+..................................         14,800         891,108
  UnitedHealth Group, Inc...................................         39,415       2,580,894
                                                                              -------------
                                                                                 13,361,794
                                                                              -------------
HOUSING--2.0%
  Centex Corp...............................................         20,900         901,835
  D.R. Horton, Inc..........................................         20,900         506,198

[SUNAMERICA MUTUAL FUNDS LOGO]

Multi-Cap Growth Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2001 (UNAUDITED) -- (CONTINUED)

                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
HOUSING (CONTINUED)
  Martha Stewart Living, Inc.+..............................         44,700   $     823,821
  Mohawk Industries, Inc.+..................................         28,500         930,810
  Polycom, Inc.+............................................         70,700       1,642,361
  Pulte Corp................................................          7,000         327,460
  Yankee Candle Co.+........................................         64,000       1,219,200
                                                                              -------------
                                                                                  6,351,685
                                                                              -------------
INSURANCE--0.8%
  MBIA, Inc.................................................         21,000       1,004,850
  Reinsurance Group of
    America, Inc............................................         32,251       1,086,859
  UnumProvident Corp........................................         17,400         520,434
                                                                              -------------
                                                                                  2,612,143
                                                                              -------------
INTERNET CONTENT--2.0%
  Check Point Software Technologies Ltd.+...................         11,900         746,487
  Commerce One, Inc.+.......................................         56,000         516,320
  Juniper Networks, Inc.+...................................         21,500       1,269,145
  VeriSign, Inc.+...........................................         74,480       3,819,334
                                                                              -------------
                                                                                  6,351,286
                                                                              -------------
INTERNET SOFTWARE--1.0%
  Art Technology Group, Inc.+...............................          4,100          37,474
  BEA Systems, Inc.+........................................         32,400       1,323,540
  Entrade, Inc.+(1).........................................         14,000          10,080
  MatrixOne, Inc............................................         78,000       1,875,120
                                                                              -------------
                                                                                  3,246,214
                                                                              -------------
LEISURE & TOURISM--2.0%
  Atlantic Coast Airlines Holdings, Inc.....................         22,200         537,240
  Carnival Corp., Class A...................................         41,500       1,099,750
  CBRL Group, Inc...........................................         42,000         829,500
  Darden Restaurants, Inc...................................         20,800         568,048
  Extended Stay America, Inc.+..............................         79,100       1,253,735
  International Speedway Corp...............................         24,600       1,108,230
  O'Charleys, Inc...........................................         32,600         642,220
  Royal Caribbean Cruises Ltd...............................         20,700         421,866
                                                                              -------------
                                                                                  6,460,589
                                                                              -------------
MEDICAL PRODUCTS--3.1%
  AstraZeneca PLC ADR.......................................         80,810       3,840,091
  Beckman Coulter, Inc......................................         20,000         711,000
  Dentsply International, Inc...............................         22,400         877,632
  Harvard Bioscience, Inc...................................         78,100         597,465
  Human Genome Sciences, Inc.+..............................         38,900       2,498,547
  Myriad Genetics, Inc.+....................................         16,700         884,432
  St. Jude Medical, Inc.+...................................         10,800         618,300
                                                                              -------------
                                                                                 10,027,467
                                                                              -------------
                                                                 SHARES/          VALUE
                                    SECURITY DESCRIPTION        CONTRACTS        (NOTE 2)
--------------------------------------------------------------------------------------------

METALS & MINERALS--0.2%
  Maverick Tube Corp.+......................................         31,600   $     771,040
                                                                              -------------
MULTI-INDUSTRY--2.9%
  General Electric Co.......................................         90,680       4,400,700
  Minnesota Mining & Manufacturing Co.......................         39,770       4,733,028
                                                                              -------------
                                                                                  9,133,728
                                                                              -------------
REAL ESTATE COMPANIES--1.0%
  Cendant Corp.+............................................         57,000       1,011,180
  Lennar Corp...............................................         49,800       2,179,746
                                                                              -------------
                                                                                  3,190,926
                                                                              -------------
RETAIL--3.9%
  Abercrombie & Fitch Co., Class A+.........................         46,400       1,545,120
  American Eagle Outfitters, Inc............................         50,900       1,894,498
  AnnTaylor Stores Corp.....................................         34,000         926,500
  Bed Bath & Beyond, Inc.+..................................         20,000         566,400
  Charming Shoppes, Inc.....................................         49,600         303,056
  Costco Wholesale Corp.+...................................         13,800         482,034
  Dress Barn, Inc...........................................         51,000       1,234,200
  Gap, Inc..................................................         72,620       2,012,300
  Home Depot, Inc...........................................         39,805       1,874,816
  J. Jill Group, Inc........................................         46,300         886,645
  Talbots, Inc..............................................         24,500       1,025,325
                                                                              -------------
                                                                                 12,750,894
                                                                              -------------
TELECOMMUNICATIONS--4.8%
  Amdocs Ltd.+..............................................         25,600       1,507,840
  AudioCodes Ltd.+..........................................         77,000         649,880
  Avanex Corp.+.............................................         61,200         881,892
  Echostar Communications Corp., Class A+...................         86,600       2,594,536
  General Motors Corp., Class H+............................         37,500         796,875
  Nokia Corp. ADR...........................................        187,165       6,399,171
  Sonus Networks, Inc.+.....................................        105,900       2,696,214
                                                                              -------------
                                                                                 15,526,408
                                                                              -------------
TELEPHONE--0.7%
  Telefonos de Mexico SA ADR................................         65,775       2,275,815
                                                                              -------------
TRANSPORTATION--0.8%
  Expeditors International of Washington, Inc...............         12,000         600,360
  Offshore Logistics, Inc.+.................................         40,600       1,075,900
  Railworks Corp.+..........................................        100,900         194,737
  Skywest, Inc.+............................................         31,600         837,400
                                                                              -------------
                                                                                  2,708,397
                                                                              -------------
TOTAL COMMON STOCK
  (cost $290,845,233).......................................                    308,545,645
                                                                              -------------
PUT OPTIONS--0.1%+(2)
Oil Service Index exp. 6/01@ $120
  (cost $865,690)...........................................            830         298,800
                                                                              -------------
TOTAL INVESTMENT SECURITIES--95.8%
  (cost $291,710,923).......................................                    308,844,445
                                                                              -------------

                                                  [SUNAMERICA MUTUAL FUNDS LOGO]

Multi-Cap Growth Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2001 (UNAUDITED) -- (CONTINUED)

                                                                PRINCIPAL
                                                                  AMOUNT          VALUE
                                    SECURITY DESCRIPTION      (IN THOUSANDS)     (NOTE 2)
--------------------------------------------------------------------------------------------
SHORT-TERM SECURITIES--0.8%
  Prudential Funding Corp.
    4.61% due 5/01/01
    (cost $2,700,000).......................................  $       2,700   $   2,700,000
                                                                              -------------
REPURCHASE AGREEMENTS--4.9%
  State Street Bank & Trust Co. Joint Repurchase Agreement
    (Note 2)................................................         10,637      10,637,000
  Agreement with UBS Warburg LLC bearing 3.50%, dated
    4/30/01 to be repurchased 5/01/01 in the amount of
    $5,198,505 collateralized by $4,585,000 U.S. Treasury
    Bond 7.13% due 2/15/23 approximate aggregate value
    $5,305,858..............................................          5,198       5,198,000
                                                                              -------------
TOTAL REPURCHASE AGREEMENTS
  (cost $15,835,000)........................................                     15,835,000
                                                                              -------------
TOTAL INVESTMENTS--
  (cost $310,245,923).......................................          101.5%    327,379,445
Liabilities in excess of other assets.......................           (1.5)     (4,986,157)
                                                              -------------   -------------
NET ASSETS--                                                          100.0%  $ 322,393,288
                                                              =============   =============

------------------
+ Non-income producing security
ADR ("American Depositary Receipt")
(1) At April 30, 2001 the Portfolio held restricted securities amounting to 0.03% of net assets. The Portfolio will not bear any costs, including those involved in registration under the Securities Act of 1933, in connection with the disposition of the securities.

                          DATE OF       UNIT     VALUATION AS OF
     DESCRIPTION        ACQUISITION     COST     APRIL 30, 2001
---------------------   -----------   --------   ---------------
Entrade, Inc.             12/21/99     $32.00         $0.72

(2) 1 option contract equals 100 shares

See Notes to Financial Statements

[SUNAMERICA MUTUAL FUNDS LOGO]

Large-Cap Value Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2001 (UNAUDITED)


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMMON STOCK--94.5%
APPAREL & TEXTILES--0.4%
  Nike, Inc., Class B.......................................          9,100   $     380,471
                                                                              -------------
BANKS--3.3%
  Bank of America Corp......................................          7,000         392,000
  Bank of New York Co., Inc.................................         16,620         834,324
  Bank One Corp.............................................          4,400         166,188
  Golden West Financial Corp................................         10,100         592,870
  National City Corp........................................         28,300         770,043
  State Street Corp.........................................          1,200         124,536
  Wachovia Corp.............................................          4,300         261,440
                                                                              -------------
                                                                                  3,141,401
                                                                              -------------
BROADCASTING & MEDIA--4.2%
  Adelphia Communications Corp., Class A+...................         20,000         727,200
  AOL Time Warner, Inc.+....................................         20,100       1,015,050
  AT&T Corp.-Liberty Media Group, Inc., Class A+............         38,400         614,400
  Comcast Corp., Class A+...................................          5,700         250,287
  Dow Jones & Co., Inc......................................          1,500          81,405
  Fox Entertainment Group, Inc., Class A+...................         35,800         821,610
  Gannett Co., Inc..........................................          5,600         361,480
  Tribune Co................................................          2,400         101,136
  WPP Group PLC ADR.........................................            200          11,980
                                                                              -------------
                                                                                  3,984,548
                                                                              -------------
BUSINESS SERVICES--1.3%
  KPMG Consulting, Inc.+....................................         24,200         377,762
  United Parcel Service, Inc................................         14,500         833,025
                                                                              -------------
                                                                                  1,210,787
                                                                              -------------
CHEMICALS--1.3%
  Ashland, Inc..............................................         11,400         490,884
  du Pont (E.I.) de Nemours & Co............................         12,600         569,394
  Engelhard Corp............................................          8,700         223,677
                                                                              -------------
                                                                                  1,283,955
                                                                              -------------
COMMUNICATION EQUIPMENT--1.3%
  Lucent Technologies, Inc..................................         18,000         180,180
  Tellabs, Inc.+............................................         27,900         979,569
  Tycom Ltd.+...............................................          6,900          99,981
                                                                              -------------
                                                                                  1,259,730
                                                                              -------------
COMPUTERS & BUSINESS EQUIPMENT--3.7%
  Dell Computer Corp.+......................................         14,400         378,576
  Hewlett-Packard Co........................................         78,000       2,217,540
  International Business Machines Corp......................          2,300         264,822
  Lexmark International Group, Inc., Class A+...............         11,600         712,588
                                                                              -------------
                                                                                  3,573,526
                                                                              -------------


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMPUTER SOFTWARE--1.4%
  BMC Software, Inc.+.......................................          8,100   $     195,939
  EMC Corp.+................................................         13,400         530,640
  First Data Corp...........................................            700          47,208
  Microsoft Corp.+..........................................          7,900         535,225
  Novell, Inc.+.............................................          4,700          22,466
                                                                              -------------
                                                                                  1,331,478
                                                                              -------------
DRUGS--6.0%
  American Home Products Corp...............................         29,990       1,731,923
  Bristol-Myers Squibb Co...................................         14,400         806,400
  Eli Lilly & Co............................................          7,900         671,500
  Merck & Co., Inc..........................................         12,000         911,640
  Pharmacia Corp............................................         26,435       1,381,493
  Schering-Plough Corp......................................          4,800         184,992
                                                                              -------------
                                                                                  5,687,948
                                                                              -------------
ELECTRIC UTILITIES--2.8%
  Allegheny Energy, Inc.....................................          8,100         414,396
  Constellation Energy Group, Inc...........................         19,300         921,382
  Exelon Corp...............................................          3,800         262,390
  Pinnacle West Capital Corp................................          9,700         486,843
  SCANA Corp................................................          8,500         238,510
  Southern Co...............................................         13,600         318,104
                                                                              -------------
                                                                                  2,641,625
                                                                              -------------
ELECTRONICS--4.0%
  Advanced Micro Devices, Inc.+.............................         18,900         585,900
  Agere Systems, Inc., Class A..............................         94,300         660,100
  Agilent Technologies, Inc.+...............................          5,637         219,899
  Applied Materials, Inc.+..................................          1,500          81,900
  Emerson Electric Co.......................................          5,000         333,250
  Intel Corp................................................          3,700         114,367
  Molex, Inc................................................          4,156         167,861
  Motorola, Inc.............................................         43,000         668,650
  Palm, Inc.+...............................................         32,200         257,922
  Teradyne, Inc.+...........................................          8,100         319,950
  Texas Instruments, Inc....................................         11,500         445,050
                                                                              -------------
                                                                                  3,854,849
                                                                              -------------
ENERGY SERVICES--0.1%
  Schlumberger Ltd..........................................          1,900         125,970
                                                                              -------------
ENERGY SOURCES--6.1%
  BP Amoco PLC ADR..........................................          8,960         484,557
  Devon Energy Corp.........................................          4,227         249,435
  Exxon Mobil Corp..........................................         25,600       2,268,160
  Shell Transport & Trading Co. PLC NY Registry Shares
    ADR.....................................................          8,600         430,774
  Unocal Corp...............................................         50,990       1,945,778
  USX-Marathon Group........................................         14,200         453,832
                                                                              -------------
                                                                                  5,832,536
                                                                              -------------
FINANCIAL SERVICES--16.4%
  American Express Co.......................................         36,100       1,532,084

                                                  [SUNAMERICA MUTUAL FUNDS LOGO]

Large-Cap Value Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2001 (UNAUDITED) -- (CONTINUED)


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
FINANCIAL SERVICES (CONTINUED)
  Charles Schwab Corp.......................................         25,350   $     501,930
  Citigroup, Inc............................................         53,889       2,648,644
  Dun & Bradstreet Corp.+...................................          7,300         202,721
  Federal Home Loan Mortgage Corp...........................          5,000         329,000
  Goldman Sachs Group, Inc..................................         12,090       1,101,399
  Household International, Inc..............................         24,400       1,562,088
  JP Morgan Chase & Co......................................         28,780       1,380,865
  Moody's Corp..............................................          7,400         232,360
  Morgan Stanley, Dean Witter & Co..........................          8,900         558,831
  Providian Financial Corp..................................         10,200         543,660
  Stilwell Financial, Inc...................................         30,760         906,497
  Washington Mutual, Inc....................................         30,800       1,537,844
  Wells Fargo Co............................................         56,365       2,647,464
                                                                              -------------
                                                                                 15,685,387
                                                                              -------------
FOOD, BEVERAGE & TOBACCO--4.1%
  Cadbury Schweppes PLC ADR.................................         31,300         780,935
  Kellogg Co................................................         16,000         408,000
  PepsiCo, Inc..............................................         21,199         928,728
  Philip Morris Cos., Inc...................................         35,800       1,793,938
  Sara Lee Corp.............................................          1,300          25,883
                                                                              -------------
                                                                                  3,937,484
                                                                              -------------
FOREST PRODUCTS--0.6%
  Sealed Air Corp.+.........................................         15,200         589,760
                                                                              -------------
GAS & PIPELINE UTILITIES--0.9%
  El Paso Corp..............................................          8,100         557,280
  Kinder Morgan, Inc........................................          1,400          82,180
  National Fuel Gas Co......................................          3,200         179,840
                                                                              -------------
                                                                                    819,300
                                                                              -------------
HEALTH SERVICES--2.4%
  Tenet Healthcare Corp.....................................         31,750       1,417,320
  Wellpoint Health Networks, Inc.+..........................          8,733         858,017
                                                                              -------------
                                                                                  2,275,337
                                                                              -------------
HOUSEHOLD PRODUCTS--2.4%
  Gillette Co...............................................          2,300          65,228
  Kimberly-Clark Corp.......................................         37,700       2,239,380
                                                                              -------------
                                                                                  2,304,608
                                                                              -------------
INSURANCE--4.6%
  ACE Ltd...................................................         15,500         553,350
  American General Corp. #..................................          5,600         244,216
  American International Group, Inc.#.......................          1,405         114,929
  Chubb Corp................................................          7,200         480,600
  CIGNA Corp................................................          1,500         160,050
  Hartford Financial Services Group, Inc....................         18,500       1,148,850
  Loews Corp................................................          3,900         262,899
  Marsh & McLennan Cos., Inc................................          2,200         212,168


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
INSURANCE (CONTINUED)

  Progressive Corp..........................................          3,900   $     455,520
  Sun Life Financial Services of Canada, Inc................          2,100          41,076
  TransAtlantic Holdings, Inc. #............................          5,400         588,708
  UnumProvident Corp........................................          5,546         165,881
                                                                              -------------
                                                                                  4,428,247
                                                                              -------------
INTERNET CONTENT--0.8%
  E*TRADE Group, Inc.+......................................         43,400         407,960
  VeriSign, Inc.+...........................................          6,500         333,320
                                                                              -------------
                                                                                    741,280
                                                                              -------------
LEISURE & TOURISM--0.9%
  Marriott International, Inc., Class A.....................          6,000         275,280
  McDonald's Corp...........................................         22,300         613,250
                                                                              -------------
                                                                                    888,530
                                                                              -------------
MACHINERY--2.2%
  Caterpillar, Inc..........................................         36,300       1,822,260
  Dover Corp................................................          7,800         304,746
                                                                              -------------
                                                                                  2,127,006
                                                                              -------------
MEDICAL PRODUCTS--1.8%
  Abbott Laboratories, Inc..................................          3,800         176,244
  Baxter International, Inc.................................          7,100         647,165
  Beckman Coulter, Inc......................................         14,700         522,585
  Johnson & Johnson Co......................................          3,500         337,680
                                                                              -------------
                                                                                  1,683,674
                                                                              -------------
METALS & MINERALS--3.6%
  Alcoa, Inc................................................         46,700       1,933,380
  Martin Marietta Materials, Inc............................          5,500         252,835
  Masco Corp................................................         31,600         726,800
  USX-US Steel Group, Inc...................................          9,800         180,418
  Vulcan Materials Co.......................................          6,600         305,118
                                                                              -------------
                                                                                  3,398,551
                                                                              -------------
MULTI-INDUSTRY--4.5%
  Berkshire Hathaway, Inc., Class A+........................             15       1,020,000
  Cooper Industries, Inc....................................          6,400         239,168
  Illinois Tool Works, Inc..................................          7,900         500,702
  Minnesota Mining & Manufacturing Co.......................          7,000         833,070
  Tyco International Ltd....................................         31,700       1,691,829
                                                                              -------------
                                                                                  4,284,769
                                                                              -------------
REAL ESTATE INVESTMENT TRUSTS--0.2%
  Archstone Communities Trust...............................          2,900          74,762
  CenterPoint Properties Corp...............................            500          23,300
  General Growth Properties, Inc............................          3,300         119,163
                                                                              -------------
                                                                                    217,225
                                                                              -------------

[SUNAMERICA MUTUAL FUNDS LOGO]

Large-Cap Value Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2001 (UNAUDITED) -- (CONTINUED)


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
RETAIL--5.1%
  Costco Wholesale Corp.+...................................         22,100   $     771,953
  CVS Corp..................................................         13,420         791,109
  Dollar General Corp.......................................         14,800         244,200
  Family Dollar Stores, Inc.................................         19,400         494,894
  Lowe's Cos., Inc..........................................         18,250       1,149,750
  May Department Stores Co..................................          9,450         352,013
  RadioShack Corp...........................................         15,800         483,954
  Staples, Inc.+............................................         35,300         574,331
                                                                              -------------
                                                                                  4,862,204
                                                                              -------------
TELECOMMUNICATIONS--4.8%
  AT&T Corp.................................................         78,123       1,740,580
  AT&T Wireless Group+......................................          3,300          66,330
  Loral Space & Communications Ltd.+........................          5,000          11,850
  Nokia Corp. ADR...........................................         27,470         939,199
  Sprint Corp. (PCS Group)+.................................         10,900         279,367
  Telephone & Data Systems, Inc.............................          4,400         462,000
  Verizon Communications, Inc...............................         20,138       1,109,000
                                                                              -------------
                                                                                  4,608,326
                                                                              -------------
TELEPHONE--2.4%
  BellSouth Corp............................................         13,700         574,852
  Sprint Corp...............................................         36,000         769,680
  WorldCom, Inc.+...........................................         54,700         998,275
                                                                              -------------
                                                                                  2,342,807
                                                                              -------------
TRANSPORTATION--0.9%
  Canadian National Railway Co..............................          7,000         277,130
  ENSCO International, Inc..................................         13,800         536,820
                                                                              -------------
                                                                                    813,950
                                                                              -------------
TOTAL COMMON STOCK
  (cost $83,332,041)........................................                     90,317,269
                                                                              -------------

                                                                 SHARES/
                                                                PRINCIPAL
                                                                  AMOUNT          VALUE
                                    SECURITY DESCRIPTION      (IN THOUSANDS)     (NOTE 2)
--------------------------------------------------------------------------------------------
PREFERRED STOCK--0.1%
REAL ESTATE INVESTMENT TRUSTS--0.1%
  General Growth Properties, Inc., convertible 7.25%
    (cost $67,620)..........................................          2,700   $      65,475
                                                                              -------------
TOTAL INVESTMENT SECURITIES--94.6%
  (cost $83,399,661)........................................                     90,382,744
                                                                              -------------
SHORT-TERM SECURITIES--1.9%
  Cayman Island Time Deposit with State Street Bank and
    Trust Co.
    3.25% due 5/01/01
    (cost $1,818,000).......................................  $       1,818       1,818,000
                                                                              -------------
REPURCHASE AGREEMENTS--3.1%
  UBS Warburg LLC
    Joint Repurchase Agreement
    (Note 2)................................................            775         775,000
  Agreement with State Street Bank & Trust Co., bearing
    4.57%, dated 4/30/01 to be repurchased 5/01/01 in the
    amount of $2,181,277 collateralized by $2,295,000
    Student Loan Marketing Association 6.72% due 1/25/14
    approximate aggregate value $2,249,100..................          2,181       2,181,000
                                                                              -------------
TOTAL REPURCHASE AGREEMENTS
  (cost $2,956,000).........................................                      2,956,000
                                                                              -------------
TOTAL INVESTMENTS--
  (cost $88,173,661)........................................           99.6%     95,156,744
Other assets less liabilities...............................            0.4         374,521
                                                              -------------   -------------
NET ASSETS--                                                          100.0%  $  95,531,265
                                                              =============   =============

------------------
+ Non-income producing security
# Security represents an investment in an affiliated company
ADR ("American Depositary Receipt")

See Notes to Financial Statements

                                                  [SUNAMERICA MUTUAL FUNDS LOGO]

Value Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2001 (UNAUDITED)


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMMON STOCK--83.9%
AEROSPACE & MILITARY TECHNOLOGY--0.6%
  Boeing Co.................................................          5,500   $     339,900
  General Dynamics Corp.....................................          6,400         493,312
                                                                              -------------
                                                                                    833,212
                                                                              -------------
APPAREL & TEXTILES--0.8%
  Intimate Brands, Inc., Class A............................         55,000         880,000
  Kellwood Co.(1)...........................................         18,556         396,171
                                                                              -------------
                                                                                  1,276,171
                                                                              -------------
AUTOMOTIVE--0.4%
  Lear Corp.+...............................................         18,600         669,600
                                                                              -------------
BANKS--4.5%
  BancorpSouth, Inc.........................................         23,600         349,044
  Bank of New York Co., Inc.................................         16,500         828,300
  Bank One Corp.............................................          6,400         241,728
  Commerce Bancshares, Inc..................................         26,682         904,520
  First Virginia Banks, Inc.(1).............................         45,500       1,995,630
  Fleetboston Financial Corp................................          8,600         329,982
  Golden West Financial Corp................................         12,400         727,880
  State Street Corp.........................................          2,300         238,694
  UMB Financial Corp........................................          9,600         354,720
  Washington Federal, Inc...................................         35,810         913,513
                                                                              -------------
                                                                                  6,884,011
                                                                              -------------
BROADCASTING & MEDIA--1.3%
  AT&T Corp.-Liberty Media Group, Inc., Class A+............         39,200         627,200
  Dow Jones & Co., Inc......................................          2,400         130,248
  Gannett Co., Inc..........................................          9,300         600,315
  Tribune Co................................................          3,400         143,276
  Viacom, Inc., Class B+....................................          9,200         478,952
  WPP Group PLC ADR.........................................            600          35,940
                                                                              -------------
                                                                                  2,015,931
                                                                              -------------
BUSINESS SERVICES--1.5%
  HON INDUSTRIES, Inc.......................................         20,600         514,176
  KPMG Consulting, Inc.+....................................         14,900         232,589
  R.R. Donnelley & Sons Co..................................         15,800         439,872
  United Parcel Service, Inc................................         20,300       1,166,235
                                                                              -------------
                                                                                  2,352,872
                                                                              -------------
CHEMICALS--1.4%
  Air Products & Chemicals, Inc.............................         29,600       1,272,504
  Monsanto Co.+.............................................         10,600         328,070
  Praxair, Inc..............................................         11,300         534,829
                                                                              -------------
                                                                                  2,135,403
                                                                              -------------
COMMUNICATION EQUIPMENT--1.1%
  Lucent Technologies, Inc.                                          25,800         258,258
  Tellabs, Inc.+............................................         37,300       1,309,603


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMMUNICATION EQUIPMENT (CONTINUED)
  Tycom Ltd.+...............................................          7,400   $     107,226
                                                                              -------------
                                                                                  1,675,087
                                                                              -------------
COMPUTERS & BUSINESS EQUIPMENT--3.4%
  Hewlett-Packard Co........................................         33,600         955,248
  International Business Machines Corp......................         13,100       1,508,334
  Lexmark International Group, Inc., Class A+...............         40,800       2,506,344
  Pitney Bowes, Inc.........................................          7,700         293,139
                                                                              -------------
                                                                                  5,263,065
                                                                              -------------
COMPUTER SOFTWARE--2.6%
  Autodesk, Inc.............................................          9,000         313,740
  BMC Software, Inc.+.......................................         26,900         650,711
  Cadence Design Systems, Inc.+.............................         25,600         529,920
  Computer Associates International, Inc....................         10,600         341,214
  Computer Sciences Corp.+..................................         25,500         908,565
  Compuware Corp.+..........................................         28,900         297,092
  First Data Corp...........................................         13,900         937,416
  Novell, Inc.+.............................................          6,400          30,592
                                                                              -------------
                                                                                  4,009,250
                                                                              -------------
DRUGS--5.7%
  American Home Products Corp...............................         32,700       1,888,425
  Bristol-Myers Squibb Co...................................         48,000       2,688,000
  Eli Lilly & Co............................................         10,600         901,000
  Merck & Co., Inc..........................................         28,600       2,172,742
  Pharmacia Corp............................................          2,700         141,102
  Schering-Plough Corp......................................         22,900         882,566
                                                                              -------------
                                                                                  8,673,835
                                                                              -------------
ELECTRIC UTILITIES--0.6%
  Exelon Corp...............................................          7,600         524,780
  Wisconsin Energy Corp.....................................         20,500         451,000
                                                                              -------------
                                                                                    975,780
                                                                              -------------
ELECTRICAL EQUIPMENT--2.1%
  Hubbell, Inc., Class B....................................         85,700       2,367,034
  Parker Hannifin Corp......................................          8,700         405,594
  SCI Systems, Inc.+........................................         17,000         434,350
                                                                              -------------
                                                                                  3,206,978
                                                                              -------------
ELECTRONICS--1.8%
  Agere Systems, Inc., Class A+.............................         74,700         522,900
  Agilent Technologies, Inc.+...............................          7,568         295,228
  Applied Materials, Inc.+..................................          2,800         152,880
  Intel Corp................................................          5,800         179,278
  Micron Technology, Inc.+..................................          4,500         204,210
  Molex, Inc................................................          6,865         277,277
  Motorola, Inc.............................................         11,000         171,050

[SUNAMERICA MUTUAL FUNDS LOGO]

Value Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2001 (UNAUDITED) -- (CONTINUED)


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
ELECTRONICS (CONTINUED)
  Texas Instruments, Inc....................................         15,900   $     615,330
  Textron, Inc..............................................          6,700         355,234
                                                                              -------------
                                                                                  2,773,387
                                                                              -------------
ENERGY SERVICES--1.1%
  Cooper Cameron Corp.+.....................................          4,600         290,076
  Halliburton Co............................................          8,900         384,569
  Schlumberger Ltd..........................................          7,400         490,620
  Transocean Sedco Forex, Inc...............................          8,700         472,236
                                                                              -------------
                                                                                  1,637,501
                                                                              -------------
ENERGY SOURCES--4.5%
  Anadarko Petroleum Corp...................................          3,900         252,018
  Chevron Corp.(1)..........................................          9,600         926,976
  Devon Energy Corp.........................................          5,739         338,658
  Exxon Mobil Corp..........................................         17,800       1,647,960
  Millipore Corp............................................          3,800         217,930
  Royal Dutch Petroleum Co.
    NY Registry Shares GDR..................................         45,300       2,696,709
  Williams Cos., Inc........................................         18,700         788,579
                                                                              -------------
                                                                                  6,868,830
                                                                              -------------
ENTERTAINMENT PRODUCTS--0.4%
  National Presto Industries, Inc...........................         20,400         567,825
                                                                              -------------
FINANCIAL SERVICES--12.5%
  American Express Co.......................................         60,500       2,567,620
  Citigroup, Inc............................................         59,278       2,913,514
  CNA Surety Corp...........................................         60,300         823,095
  Dun & Bradstreet Corp.+...................................          9,050         251,318
  Federal Home Loan Mortgage Corp...........................         18,600       1,223,880
  Household International, Inc..............................         33,900       2,170,278
  JP Morgan Chase & Co......................................         19,950         957,201
  Moody's Corp..............................................         10,500         329,700
  Morgan Stanley, Dean Witter & Co..........................         24,820       1,558,448
  Providian Financial Corp..................................         26,400       1,407,120
  Stilwell Financial, Inc...................................         10,400         306,488
  Student Loan Corp.........................................         32,800       2,394,400
  USA Education, Inc........................................          3,700         263,070
  Wells Fargo Co............................................         43,700       2,052,589
                                                                              -------------
                                                                                 19,218,721
                                                                              -------------
FOOD, BEVERAGE & TOBACCO--2.6%
  Anheuser-Busch Cos., Inc..................................          5,800         231,942
  Campbell Soup Co..........................................         22,100         672,724
  H.J. Heinz & Co...........................................         19,400         759,510
  Philip Morris Cos., Inc...................................         36,700       1,839,037
  UST, Inc..................................................         17,700         532,770
                                                                              -------------
                                                                                  4,035,983
                                                                              -------------


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
FOREST PRODUCTS--1.1%
  Rayonier, Inc.............................................         21,400   $     938,390
  Sealed Air Corp.+.........................................         20,700         803,160
                                                                              -------------
                                                                                  1,741,550
                                                                              -------------
GAS & PIPELINE UTILITIES--5.1%
  AGL Resources, Inc........................................         75,700       1,729,745
  El Paso Corp..............................................          4,400         302,720
  Kinder Morgan, Inc........................................          1,800         105,660
  Northwest Natural Gas Co..................................         62,100       1,378,620
  Piedmont Natural Gas, Inc.................................         56,700       2,015,685
  WGL Holdings, Inc.........................................         79,900       2,285,140
                                                                              -------------
                                                                                  7,817,570
                                                                              -------------
HOUSEHOLD PRODUCTS--3.7%
  Clorox Co.................................................         53,200       1,693,356
  Gillette Co...............................................         22,900         649,444
  International Flavors & Fragrances, Inc...................         28,000         664,968
  Kimberly-Clark Corp.......................................          9,200         546,480
  Procter & Gamble Co.......................................         35,800       2,149,790
                                                                              -------------
                                                                                  5,704,038
                                                                              -------------
HOUSING--1.1%
  Black & Decker Corp.......................................          9,000         358,740
  York International Corp...................................         42,900       1,296,009
                                                                              -------------
                                                                                  1,654,749
                                                                              -------------
INSURANCE--3.4%
  American International Group, Inc.#.......................          6,234         509,941
  Aon Corp..................................................         17,200         571,728
  Chubb Corp................................................          6,200         413,850
  CIGNA Corp................................................          7,600         810,920
  Horace Mann Educators Corp................................         32,400         549,504
  Loews Corp................................................          5,000         337,050
  Progressive Corp..........................................          3,500         408,800
  Sun Life Financial Services of Canada, Inc................          3,300          64,548
  TransAtlantic Holdings, Inc. #............................          6,800         741,336
  UnumProvident Corp........................................          6,919         206,947
  XL Capital Ltd., Class A..................................          8,445         597,906
                                                                              -------------
                                                                                  5,212,530
                                                                              -------------
LEISURE & TOURISM--2.3%
  Carnival Corp., Class A...................................         30,900         818,850
  Marriott International, Inc., Class A.....................          8,400         385,392
  McDonald's Corp...........................................         30,300         833,250
  The Walt Disney Co........................................         20,200         611,050
  Tricon Global Restaurants, Inc.+..........................         19,200         860,544
                                                                              -------------
                                                                                  3,509,086
                                                                              -------------

                                                  [SUNAMERICA MUTUAL FUNDS LOGO]

Value Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2001 (UNAUDITED) -- (CONTINUED)


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
MACHINERY--0.3%
  Dover Corp................................................         10,000   $     390,700
                                                                              -------------
MEDICAL PRODUCTS--1.6%
  Bard (C.R.), Inc..........................................         11,800         519,318
  Becton, Dickinson & Co....................................         15,500         501,425
  Boston Scientific Corp.+..................................         51,600         819,408
  Johnson & Johnson Co......................................          5,900         569,232
                                                                              -------------
                                                                                  2,409,383
                                                                              -------------
METALS & MINERALS--2.4%
  Alcoa, Inc................................................         12,900         534,060
  Carlisle Cos., Inc........................................         14,900         550,555
  Martin Marietta Materials, Inc............................          8,500         390,745
  Masco Corp................................................         80,100       1,842,300
  Vulcan Materials Co.......................................          9,300         429,939
                                                                              -------------
                                                                                  3,747,599
                                                                              -------------
MULTI-INDUSTRY--6.2%
  Berkshire Hathaway, Inc., Class A+........................             21       1,428,000
  Berkshire Hathaway, Inc., Class B+........................            700       1,592,500
  Cooper Industries, Inc....................................         44,200       1,651,754
  Minnesota Mining & Manufacturing Co.(1)...................         19,400       2,308,794
  Russ Berrie & Co., Inc....................................         11,200         197,125
  Tyco International Ltd....................................         44,400       2,369,628
                                                                              -------------
                                                                                  9,547,801
                                                                              -------------
REAL ESTATE INVESTMENT TRUSTS--0.7%
  CenterPoint Properties Corp...............................          1,300          60,580
  Equity Office Properties Trust............................         13,900         396,845
  General Growth Properties, Inc............................          4,800         173,328
  Manufactured Home Communities, Inc........................         16,600         444,880
                                                                              -------------
                                                                                  1,075,633
                                                                              -------------
RETAIL--3.4%
  Albertsons, Inc...........................................         13,200         440,880
  Best Buy Co., Inc.+.......................................         12,900         710,145
  Costco Wholesale Corp.+...................................         48,500       1,694,105
  RadioShack Corp...........................................         13,200         404,316
  Sherwin Williams Co.......................................         17,400         365,052
  The Kroger Co.+...........................................         54,500       1,231,155
  Weis Markets, Inc.........................................         11,000         383,460
                                                                              -------------
                                                                                  5,229,113
                                                                              -------------


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------

TELECOMMUNICATIONS--2.8%
  AT&T Corp.................................................         35,600   $     793,168
  AT&T Wireless Group+......................................          4,300          86,430
  General Motors Corp., Class H+............................         35,300         750,125
  Loral Space & Communications Ltd.+........................         13,900          32,943
  Nextel Communications, Inc., Class A+.....................         19,500         316,875
  Verizon Communications, Inc...............................         41,570       2,289,260
  Williams Communications Group, Inc.+......................            145             657
                                                                              -------------
                                                                                  4,269,458
                                                                              -------------
TELEPHONE--0.6%
  Sprint Corp...............................................         41,500         887,270
                                                                              -------------
TRANSPORTATION--0.3%
  XTRA Corp.................................................          9,400         430,950
                                                                              -------------
TOTAL COMMON STOCK
  (cost $116,165,243).......................................                    128,700,872
                                                                              -------------
PREFERRED STOCK--2.8%
BROADCASTING & MEDIA--0.3%
  News Corp. Ltd. ADR.......................................         15,300         497,403
                                                                              -------------
FINANCIAL SERVICES--2.1%
  Newell Financial Trust I convertible 5.25%................         12,000         459,000
  Union Pacific Capital Trust convertible 6.25%.............         27,700       1,326,137
  Wendys Financing I Series A convertible 5.00%.............         25,900       1,379,175
                                                                              -------------
                                                                                  3,164,312
                                                                              -------------
FOREST PRODUCTS--0.3%
  International Paper Capital Trust convertible 5.25%.......         11,100         491,175
                                                                              -------------
REAL ESTATE INVESTMENT TRUSTS--0.1%
  General Growth Properties, Inc., convertible 7.25%........          4,200         101,850
                                                                              -------------
TOTAL PREFERRED STOCK
  (cost $3,933,746).........................................                      4,254,740
                                                                              -------------

[SUNAMERICA MUTUAL FUNDS LOGO]

Value Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2001 (UNAUDITED) -- (CONTINUED)

                                                                PRINCIPAL
                                                                  AMOUNT          VALUE
                    SECURITY DESCRIPTION                      (IN THOUSANDS)     (NOTE 2)
--------------------------------------------------------------------------------------------
BONDS & NOTES--4.8%
BROADCASTING & MEDIA--0.4%
  Interpublic Group of Cos., Inc.
    convertible 1.87% due 6/01/06...........................  $         675   $     569,498
                                                                              -------------
BUSINESS SERVICES--1.4%
  United Parcel Service, Inc.
    convertible 1.75% due 9/27/07...........................            940         978,728
  Waste Management, Inc.
    convertible 4.00% due 2/01/02...........................          1,143       1,117,854
  WMX Technologies, Inc.
    convertible 2.00% due 1/24/05...........................             78          57,817
                                                                              -------------
                                                                                  2,154,399
                                                                              -------------
COMPUTERS & BUSINESS EQUIPMENT--0.7%
  Hewlett Packard Co.
    convertible zero coupon
    due 10/14/17............................................          2,144       1,151,758
                                                                              -------------
ELECTRONICS--0.3%
  Arrow Electronics, Inc.
    convertible zero coupon
    due 2/21/21.............................................          1,073         484,191
                                                                              -------------
ENERGY SERVICES--0.2%
  Baker Hughes, Inc.
    convertible zero coupon
    due 5/05/08.............................................            300         254,670
                                                                              -------------
ENERGY SOURCES--0.2%
  Pacific Gas & Electric Co.
    7.88% due 3/01/02.......................................            320         278,400
                                                                              -------------
FOOD, BEVERAGE & TOBACCO--0.2%
  Costco Wholesale Corp. convertible zero coupon
    due 8/19/17.............................................            400         342,760
                                                                              -------------
HEALTH SERVICES--0.9%
  Medical Care International, Inc.
    convertible 6.75%
    due 10/01/06............................................          1,456       1,399,944
                                                                              -------------
INSURANCE--0.3%
  Loews Corp.
    convertible 3.13%
    due 9/15/07.............................................            535         504,345
                                                                              -------------
LEISURE & TOURISM--0.2%
  Royal Caribbean Cruises Ltd.
    convertible zero coupon
    due 2/02/21.............................................            733         270,791
                                                                              -------------
                                                                PRINCIPAL
                                                                  AMOUNT          VALUE
                    SECURITY DESCRIPTION                      (IN THOUSANDS)     (NOTE 2)
--------------------------------------------------------------------------------------------

TOTAL BONDS & NOTES
  (cost $7,372,982).........................................                  $   7,410,756
                                                                              -------------
TOTAL INVESTMENT SECURITIES--91.5%
  (cost $127,471,971).......................................                    140,366,368
                                                                              -------------
SHORT-TERM SECURITIES--0.4%
  Cayman Island Time Deposit with State Street Bank & Trust
    Co. 3.00% due 5/01/01
    (cost $611,000).........................................  $         611         611,000
                                                                              -------------
REPURCHASE AGREEMENTS--7.1%
  Agreement with State Street Bank & Trust Co., bearing
    3.25%, dated 4/30/01 to be repurchased 5/01/01 in the
    amount of $9,038,816 collateralized by $8,615,000 U.S.
    Treasury Notes 6.25% due 2/15/07 approximate aggregate
    value $9,221,772(1).....................................          9,038       9,038,000
  Agreement with State Street Bank & Trust Co., bearing
    4.57%, dated 4/30/01 to be repurchased 5/01/01 in the
    amount of $1,839,233 collateralized by $1,935,000
    Student Loan Marketing Association 6.72% due 1/25/14
    approximate aggregate value $1,896,300..................          1,839       1,839,000
                                                                              -------------
TOTAL REPURCHASE AGREEMENTS
  (cost $10,877,000)........................................                     10,877,000
                                                                              -------------
TOTAL INVESTMENTS--
  (cost $138,959,971).......................................           99.0%  $ 151,854,368
Other assets less liabilities...............................            1.0       1,457,324
                                                              -------------   -------------
NET ASSETS--                                                          100.0%  $ 153,311,692
                                                              =============   =============

------------------
+ Non income producing security
# Security represents an investment in an affiliated company
ADR ("American Depositary Receipt")
GDR ("Global Depositary Receipt")
(1) The security or portion thereof represents collateral for the open futures contracts

See Notes to Financial Statements

                                      OPEN FUTURES CONTRACTS
NUMBER OF                                                   VALUE AT    VALUE AS OF     UNREALIZED
CONTRACTS          DESCRIPTION          EXPIRATION DATE    TRADE DATE  APRIL 30, 2001  APPRECIATION
---------------------------------------------------------------------------------------------------
21 Long        S&P 500 Index Future        June 2001       $6,216,459    $6,585,075      $368,616

                                                  [SUNAMERICA MUTUAL FUNDS LOGO]

Small-Cap Value Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2001 (UNAUDITED)


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMMON STOCK--91.3%
AEROSPACE & MILITARY TECHNOLOGY--0.9%
  Herley Industries, Inc....................................         35,000   $     548,800
  REMEC, Inc.+..............................................         16,000         175,360
                                                                              -------------
                                                                                    724,160
                                                                              -------------
APPAREL & TEXTILES--1.4%
  Ross Stores, Inc..........................................         31,800         698,964
  Wolverine World Wide, Inc.................................         20,000         356,000
                                                                              -------------
                                                                                  1,054,964
                                                                              -------------
AUTOMOTIVE--0.3%
  Wabash National Corp......................................         18,000         216,180
                                                                              -------------
BANKS--2.7%
  Chittenden Corp...........................................          9,900         297,000
  Cullen/Frost Bankers, Inc.................................          5,700         182,400
  F.N.B. Corp...............................................         10,420         283,372
  Greater Bay Bancorp.......................................          3,200          87,392
  New York Community Bancorp, Inc...........................         10,650         359,437
  Richmond County Financial Corp............................          6,200         209,188
  Seacoast Financial Services Corp..........................         10,000         133,000
  Southwest Bancorp. of Texas, Inc.+........................          4,400         147,400
  West America Bancorp......................................          4,300         157,380
  Wilmington Trust Corp.....................................          4,400         254,320
                                                                              -------------
                                                                                  2,110,889
                                                                              -------------
BROADCASTING & MEDIA--1.4%
  Banta Corp................................................          5,900         153,990
  Pulitzer, Inc.............................................          3,900         204,555
  R.H. Donnelley Corp.+.....................................         13,000         370,500
  Valassis Communications, Inc.+............................         11,200         395,920
                                                                              -------------
                                                                                  1,124,965
                                                                              -------------
BUSINESS SERVICES--9.0%
  AnswerThink Consulting Group, Inc.+.......................         34,000         170,340
  A.O. Smith Corp...........................................          7,000         133,840
  Acxiom Corp.+.............................................         22,100         335,257
  Briggs & Stratton Corp....................................         13,000         526,500
  Choicepoint, Inc..........................................          3,550         131,705
  Dollar Thrifty Automotive Group, Inc......................         11,570         255,697
  Dycom Industries, Inc.+...................................         22,000         361,460
  FSI International, Inc.+..................................         45,000         450,000

                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
BUSINESS SERVICES (CONTINUED)
  Gartner Group, Inc., Class A..............................         37,200   $     297,600
  Granite Construction, Inc.................................          7,450         191,316
  HON INDUSTRIES, Inc.......................................          7,500         187,200
  Houghton Mifflin Co.......................................          5,700         259,407
  Iron Mountain, Inc.+......................................          8,700         314,505
  ITT Educational Services, Inc.+...........................          8,400         299,040
  Learning Tree International, Inc+.........................          7,900         166,769
  Longview Fibre Co.........................................         18,000         228,600
  Maximus, Inc.+............................................          9,400         332,854
  National Data Corp........................................          5,000         143,250
  Owens & Minor, Inc........................................         18,700         363,902
  Pittston Brink's Group....................................          9,126         194,384
  Security Capital Group, Inc., Class B+....................         40,000         828,000
  Spherion Corp.............................................         25,000         204,250
  Tetra Tech, Inc.+.........................................          4,600         112,332
  United Stationers, Inc.+..................................         10,200         290,394
  West Corp.................................................         10,700         268,035
                                                                              -------------
                                                                                  7,046,637
                                                                              -------------
CHEMICALS--0.9%
  A. Schulman, Inc..........................................         17,000         198,390
  Ferro Corp................................................          8,300         173,221
  PolyOne Corp..............................................         19,000         160,550
  RPM, Inc..................................................         16,000         152,640
                                                                              -------------
                                                                                    684,801
                                                                              -------------
COMMUNICATION EQUIPMENT--1.4%
  Allen Telecom, Inc........................................          3,200          42,016
  ANTEC Corp.+..............................................         18,800         154,912
  Black Box Corp.+..........................................          6,500         378,235
  C-COR.net Corp............................................         18,000         129,600
  CommScope, Inc.+..........................................         13,200         249,216
  Natural Microsystems Corp.+...............................         19,500         149,175
                                                                              -------------
                                                                                  1,103,154
                                                                              -------------
COMPUTERS & BUSINESS EQUIPMENT--2.0%
  Advanced Digital Information Corp.........................         14,000         276,080
  American Management Systems, Inc.+........................         14,500         305,225
  Computer Network Technology Corp.+........................         15,450         156,045
  Diebold, Inc.+............................................          6,300         205,317
  Esterline Technologies Corp...............................         10,900         212,550

[SUNAMERICA MUTUAL FUNDS LOGO]

Small-Cap Value Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2001 (UNAUDITED) -- (CONTINUED)

                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
COMPUTERS & BUSINESS EQUIPMENT (CONTINUED)
  Maxtor Corp...............................................         54,700   $     436,506
                                                                              -------------
                                                                                  1,591,723
                                                                              -------------
COMPUTER SOFTWARE--2.2%
  Complete Busines Solutions, Inc.+.........................         11,000         117,370
  FileNet Corp.+............................................         11,500         161,000
  Hyperion Solutions Corp.+.................................         14,000         235,340
  JDA Software Group, Inc.+.................................         16,080         240,718
  Mentor Graphics Corp.+....................................         17,200         452,532
  Progress Software Corp.+..................................         12,000         169,800
  Structural Dynamics Research Corp.+.......................         13,390         220,935
  Transaction System Architects, Inc., Class A+.............         13,500         113,940
                                                                              -------------
                                                                                  1,711,635
                                                                              -------------
DRUGS--0.9%
  Charles River Laboratories International, Inc.+...........          8,300         205,840
  Omnicare, Inc.............................................          4,000          88,800
  Perrigo Co.+..............................................         32,000         382,080
                                                                              -------------
                                                                                    676,720
                                                                              -------------
ELECTRIC UTILITIES--0.7%
  Orion Power Holdings, Inc.+...............................          6,200         199,640
  Sierra Pacific Resources..................................         23,220         371,752
                                                                              -------------
                                                                                    571,392
                                                                              -------------
ELECTRICAL EQUIPMENT--3.9%
  American Power Conversion Corp.+..........................         45,000         636,750
  Belden, Inc...............................................          6,400         151,104
  Brooks Automation, Inc.+..................................         10,000         626,100
  Crane Co..................................................          4,200         118,188
  Credence Systems Corp.+...................................         19,000         451,250
  Electro Scientific Industries, Inc.+......................         29,000       1,039,070
                                                                              -------------
                                                                                  3,022,462
                                                                              -------------
ELECTRONICS--6.8%
  Alpha Industries, Inc.+...................................          8,730         214,496
  Analogic Corp.............................................         17,600         844,624
  AVX Corp..................................................         50,000         927,000
  Captaris, Inc.............................................         18,000          37,980
  Cyberoptics Corp..........................................         67,400         675,348
  Garmin Ltd.+..............................................         10,500         220,500

                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
ELECTRONICS (CONTINUED)

  Integrated Silicon Solution, Inc.+........................          7,960   $     119,241
  Kemet Corp.+..............................................         64,400       1,321,488
  Sensormatic Electronics Corp.+............................         16,300         236,350
  Silicon Valley Group, Inc.+...............................         15,000         474,150
  Watts Industries, Inc., Class A...........................         12,000         197,400
                                                                              -------------
                                                                                  5,268,577
                                                                              -------------
ENERGY SERVICES--2.1%
  Coflexip SA ADR...........................................          6,200         451,050
  Core Laboratories NV+.....................................         18,100         432,228
  Helmerich & Payne, Inc....................................          5,200         266,396
  Key Energy Service, Inc.+.................................         37,000         487,290
                                                                              -------------
                                                                                  1,636,964
                                                                              -------------
ENERGY SOURCES--2.0%
  Barrett Resources Corp.+..................................          2,900         186,615
  Chieftain International, Inc.+............................         11,000         339,900
  Louis Dreyfus Natural Gas Corp............................         11,400         434,340
  Mitchell Energy Development Corp..........................          4,000         222,000
  Newpark Resources, Inc.+..................................         14,000         129,780
  Noble Affiliates, Inc.+...................................          5,500         239,085
                                                                              -------------
                                                                                  1,551,720
                                                                              -------------
ENTERTAINMENT PRODUCTS--0.5%
  Harman International Industries, Inc......................         13,000         412,750
                                                                              -------------
FINANCIAL SERVICES--3.5%
  Allied Capital Corp.......................................         15,500         360,685
  Arch Capital Group Ltd....................................         33,000         523,050
  Capital Southwest Corp....................................          6,000         362,100
  Heller Financial, Inc.....................................         11,200         357,392
  Investment Technology Group, Inc.+........................          3,900         190,125
  Liberty Financial Cos., Inc...............................         11,400         474,354
  Profit Recovery Group International, Inc.+................         11,400          72,960
  Webster Financial Corp....................................          5,500         175,230
  W.P. Stewart & Co. Ltd....................................          8,400         198,240
                                                                              -------------
                                                                                  2,714,136
                                                                              -------------
FOOD, BEVERAGE & TOBACCO--0.5%
  PepsiAmericas, Inc........................................         27,200         403,920
                                                                              -------------
FOREST PRODUCTS--2.2%
  Deltic Timber Corp........................................         30,000         682,800

                                                  [SUNAMERICA MUTUAL FUNDS LOGO]

Small-Cap Value Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2001 (UNAUDITED) -- (CONTINUED)

                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
FOREST PRODUCTS (CONTINUED)
  Packaging Corp. of America................................         18,900   $     267,057
  Rayonier, Inc.............................................         11,000         482,350
  Wausau-Mosinee Paper Corp.................................         20,100         276,576
                                                                              -------------
                                                                                  1,708,783
                                                                              -------------
GAS & PIPELINE UTILITIES--0.4%
  Avista Corp...............................................          7,900         157,210
  Newfield Exploration Co.+.................................          4,000         144,000
                                                                              -------------
                                                                                    301,210
                                                                              -------------
HEALTH SERVICES--2.9%
  Apria Healthcare Group, Inc.+.............................          6,000         155,820
  Bally Total Fitness Holding Corp.+........................         11,500         315,100
  Dendrite International, Inc.+.............................         23,200         279,096
  Gene Logic, Inc.+.........................................         12,700         229,870
  Innovative Clinical Solutions Ltd.........................        108,000          46,440
  Kendle International, Inc.+...............................          1,000          12,050
  Manor Care, Inc.+.........................................         25,700         596,240
  PAREXEL International Corp.+..............................         35,000         439,250
  Renal Care Group, Inc.....................................          7,200         205,776
                                                                              -------------
                                                                                  2,279,642
                                                                              -------------
HOUSEHOLD PRODUCTS--0.5%
  AptarGroup, Inc...........................................          6,000         189,480
  Pennzoil-Quaker State Co..................................         16,300         231,623
                                                                              -------------
                                                                                    421,103
                                                                              -------------
HOUSING--1.7%
  Fleetwood Enterprises, Inc................................         22,500         291,150
  Furniture Brands International, Inc.+.....................          9,500         215,365
  La-Z-Boy, Inc.............................................         22,000         396,000
  Pulte Corp................................................          4,050         189,459
  Toll Brothers, Inc.+......................................          7,100         252,050
                                                                              -------------
                                                                                  1,344,024
                                                                              -------------
INSURANCE--11.1%
  Aioi Insurance Co. Ltd....................................        225,000         782,989
  Amerus Group Co...........................................         10,000         319,300
  Everest Reinsurance Group Ltd.............................          7,200         459,720
  First American Financial Corp.............................         30,000         598,500
  Gallagher (Arthur J.) & Co................................          7,100         179,062
  HCC Insurance Holdings, Inc...............................          9,600         270,720
  Horace Mann Educators Corp................................         11,500         195,040

                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
INSURANCE (CONTINUED)
  IPC Holdings Ltd.#........................................         14,000   $     321,020
  Leucadia National Corp....................................         20,400         653,820
  MBIA, Inc.................................................         19,500         933,075
  MONY Group, Inc...........................................         12,000         421,920
  Old Republic International Corp...........................          9,000         260,010
  Radian Group, Inc.........................................         17,399       1,348,422
  Renaissance Holdings Ltd.+................................          4,200         268,380
  Stewart Information Services Corp.........................         40,100         677,690
  Trenwick Group Ltd........................................         43,000         860,000
  W.R. Berkley Corp.........................................          3,200         129,664
                                                                              -------------
                                                                                  8,679,332
                                                                              -------------
INTERNET CONTENT--0.5%
  Avocent Corp..............................................         14,300         355,927
                                                                              -------------
INTERNET SOFTWARE--0.2%
  Remedy Corp.+.............................................         10,000         175,300
                                                                              -------------
LEISURE & TOURISM--1.4%
  Alaska Air Group, Inc.+...................................          8,700         244,905
  Atlantic Coast Airlines Holdings, Inc.....................          7,200         174,240
  Brunswick Corp............................................         16,000         320,960
  Jack in the Box, Inc.+....................................          7,800         206,466
  Prime Hospitality Corp.+..................................         15,200         156,408
                                                                              -------------
                                                                                  1,102,979
                                                                              -------------
MACHINERY--5.0%
  Alamo Group, Inc..........................................         50,000         699,000
  Federal Signal Corp.......................................         13,020         297,768
  JLG Industries, Inc.......................................          1,700          20,910
  Kaydon Corp...............................................          9,000         230,580
  Manitowoc, Inc............................................         12,200         335,500
  PACCAR, Inc...............................................         25,000       1,213,000
  Tecumseh Products Co......................................          6,500         320,450
  Toyoda Automatic Loom Works Ltd...........................         40,000         799,579
                                                                              -------------
                                                                                  3,916,787
                                                                              -------------
MEDICAL PRODUCTS--1.8%
  Celgene Corp.+............................................         15,100         266,817
  Dentsply International, Inc...............................          7,700         301,686
  Inamed Corp.+.............................................         10,500         220,185
  Invacare Corp.............................................          9,100         321,230
  Steris Corp.+.............................................         16,700         303,606
                                                                              -------------
                                                                                  1,413,524
                                                                              -------------

[SUNAMERICA MUTUAL FUNDS LOGO]

Small-Cap Value Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2001 (UNAUDITED) -- (CONTINUED)

                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
METALS & MINERALS--2.0%
  Alcoa, Inc................................................         26,500   $   1,097,100
  Carlisle Cos., Inc........................................          2,490          92,006
  Martin Marietta Materials, Inc............................          4,500         206,865
  USG Corp.+................................................         17,500         190,225
                                                                              -------------
                                                                                  1,586,196
                                                                              -------------
MULTI-INDUSTRY--2.1%
  Titan Corp.+..............................................         20,800         347,360
  Trinity Industries, Inc...................................         66,500       1,296,750
                                                                              -------------
                                                                                  1,644,110
                                                                              -------------
REAL ESTATE COMPANIES--6.3%
  Avatar Holdings, Inc.+....................................         15,500         387,500
  Catellus Development Corp.................................         81,000       1,316,250
  Forest City Enterprises, Inc., Class A....................         30,000       1,332,000
  LNR Property Corp.........................................         26,200         746,700
  Tejon Ranch Co............................................         15,100         392,600
  Wellsford Real Properties, Inc............................         49,300         783,870
                                                                              -------------
                                                                                  4,958,920
                                                                              -------------
REAL ESTATE INVESTMENT TRUSTS--6.3%
  Alexandria Real Estate Equities, Inc......................          8,700         322,944
  Annaly Mortgage Management, Inc...........................         14,100         162,432
  Brandywine Realty Trust...................................          8,500         167,620
  Charles E. Smith Residential Realty, Inc..................          3,000         135,000
  Chateau Communities, Inc..................................          9,100         283,010
  Chelsea Property Group, Inc...............................          4,500         196,875
  FelCor Lodging Trust, Inc.................................         10,500         230,895
  Gables Residential Trust..................................          7,950         228,960
  Health Care Property Investors, Inc.......................          4,800         173,280
  Highwoods Properties, Inc.................................          6,500         167,050
  Home Properties of New York, Inc..........................         12,270         347,854
  JDN Realty Corp...........................................         15,000         178,200
  Kilroy Realty Corp........................................         10,000         265,500
  Koger Equity, Inc.........................................         67,500       1,011,825
  Mack-Cali Realty Corp.....................................          3,700          99,086
  Prentiss Properties Trust.................................          6,500         164,775
                                                                 SHARES/
                                                                PRINCIPAL
                                                                  AMOUNT          VALUE
                                    SECURITY DESCRIPTION      (IN THOUSANDS)     (NOTE 2)
--------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
  Prime Group Reality Trust.................................         55,000   $     759,000
                                                                              -------------
                                                                                  4,894,306
                                                                              -------------
RETAIL--2.6%
  AnnTaylor Stores Corp.....................................         19,200         523,200
  Blockbuster, Inc..........................................         15,500         289,075
  Borders Group, Inc.+......................................         13,100         243,660
  Children's Place Retail Stores, Inc.+.....................          3,400          77,656
  Lands End, Inc............................................          5,840         172,864
  Venator Group, Inc.+......................................         33,800         447,512
  Whole Foods Market, Inc.+.................................          5,100         247,860
                                                                              -------------
                                                                                  2,001,827
                                                                              -------------
TELECOMMUNICATIONS--0.1%
  Viasystems Group, Inc.....................................          8,700          34,800
                                                                              -------------
TRANSPORTATION--1.1%
  CNF Transportation, Inc...................................         22,200         680,652
  Kansas City Southern Industries, Inc......................         16,000         204,960
                                                                              -------------
                                                                                    885,612
                                                                              -------------
TOTAL INVESTMENT SECURITIES--91.3%
  (cost $63,182,755)........................................                     71,332,131
                                                                              -------------
REPURCHASE AGREEMENTS--8.2%
  Agreement with State Street Bank & Trust Co., bearing
    3.25%, dated 4/30/01 to be repurchased 5/01/01 in the
    amount of $1,024,092 collateralized by $780,000 U.S.
    Treasury Bond 8.75% due 5/15/17 approximate aggregate
    value $1,044,932........................................  $       1,024       1,024,000
  Agreement with State Street Bank & Trust Co., bearing
    3.25%, dated 4/30/01 to be repurchased 5/01/01 in the
    amount of $2,745,248 collateralized by $2,095,000 U.S.
    Treasury Bond 8.75% due 5/15/17 approximate aggregate
    value $2,806,579........................................          2,745       2,745,000

                                                  [SUNAMERICA MUTUAL FUNDS LOGO]

Small-Cap Value Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2001 (UNAUDITED) -- (CONTINUED)

                                                                PRINCIPAL
                                                                  AMOUNT          VALUE
                                    SECURITY DESCRIPTION      (IN THOUSANDS)     (NOTE 2)
--------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (CONTINUED)
  Agreement with State Street Bank & Trust Co., bearing
    4.45%, dated 4/30/01 to be repurchased 5/01/01 in the
    amount of $2,657,328 collateralized by $2,605,000 U.S.
    Treasury Note 6.25% due 7/31/02 approximate aggregate
    value $2,712,456........................................  $       2,657   $   2,657,000
                                                                              -------------
TOTAL REPURCHASE AGREEMENTS
  (cost $6,426,000).........................................                      6,426,000
                                                                              -------------
TOTAL INVESTMENTS--
  (cost $69,608,755)........................................           99.5%     77,758,131
Other assets less liabilities...............................            0.5         378,506
                                                              -------------   -------------
NET ASSETS..................................................          100.0%  $  78,136,637
                                                              =============   =============

------------------
+ Non-income producing security
# Security represents an investment in an affiliated company
ADR ("American Depositary Receipt")

See Notes to Financial Statements

[SUNAMERICA MUTUAL FUNDS LOGO]

Focused Growth Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2001 (UNAUDITED)


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMMON STOCK--96.4%
AEROSPACE & MILITARY TECHNOLOGY--5.0%
  Boeing Co.................................................      1,008,622   $   62,332,840
  General Dynamics Corp.....................................        201,450       15,527,766
                                                                              --------------
                                                                                  77,860,606
                                                                              --------------
BROADCASTING & MEDIA--5.3%
  AOL Time Warner, Inc.+....................................        600,000       30,300,000
  Viacom, Inc., Class B+....................................      1,023,100       53,262,586
                                                                              --------------
                                                                                  83,562,586
                                                                              --------------
COMPUTER SOFTWARE--8.4%
  Cisco Systems, Inc.+......................................      1,100,000       18,678,000
  Microsoft Corp.+..........................................      1,665,400      112,830,850
                                                                              --------------
                                                                                 131,508,850
                                                                              --------------
DRUGS--10.1%
  Cardinal Health, Inc......................................        971,900       65,506,060
  Pfizer, Inc...............................................      1,650,000       71,445,000
  Sepracor, Inc.+...........................................        843,200       22,226,752
                                                                              --------------
                                                                                 159,177,812
                                                                              --------------
ELECTRIC UTILITIES--3.4%
  Calpine Corp.+............................................        948,850       54,074,962
                                                                              --------------
ELECTRONICS--2.5%
  Texas Instruments, Inc....................................      1,026,500       39,725,550
                                                                              --------------
ENERGY SERVICES--10.8%
  BJ Services Co.+..........................................        649,500       53,421,375
  Nabors Industries, Inc.+..................................        960,800       57,282,896
  Transocean Sedco Forex, Inc...............................      1,093,500       59,355,180
                                                                              --------------
                                                                                 170,059,451
                                                                              --------------
FINANCIAL SERVICES--15.0%
  Federal National Mortgage Association.....................        652,046       52,333,212
  Citigroup, Inc............................................      1,013,100       49,793,865
  Household International, Inc..............................        724,600       46,388,892
  Merrill Lynch & Co., Inc..................................        376,723       23,243,809
  USA Education, Inc........................................        900,034       63,992,417
                                                                              --------------
                                                                                 235,752,195
                                                                              --------------
INTERNET CONTENT--3.8%
  eBay, Inc.+...............................................      1,199,000       60,525,520
                                                                              --------------
MEDICAL PRODUCTS--8.5%
  Amgen, Inc.+..............................................        751,300       45,934,482
  Baxter International, Inc.................................        593,500       54,097,525
                                                                 SHARES/
                                                                PRINCIPAL
                                                                  AMOUNT          VALUE
                    SECURITY DESCRIPTION                      (IN THOUSANDS)     (NOTE 2)
--------------------------------------------------------------------------------------------
MEDICAL PRODUCTS (CONTINUED)
  Genentech, Inc.+..........................................        635,308   $   33,353,670
                                                                              --------------
                                                                                 133,385,677
                                                                              --------------
MULTI-INDUSTRY--7.8%
  General Electric Co.......................................      1,315,380       63,835,391
  Tyco International Ltd....................................      1,100,000       58,707,000
                                                                              --------------
                                                                                 122,542,391
                                                                              --------------
RETAIL--12.9%
  Home Depot, Inc...........................................      3,048,283      143,574,129
  Tiffany & Co..............................................      1,810,764       58,704,969
                                                                              --------------
                                                                                 202,279,098
                                                                              --------------
TELECOMMUNICATIONS--2.9%
  Nokia Corp. ADR...........................................      1,328,400       45,417,996
                                                                              --------------
TOTAL INVESTMENT SECURITIES--96.4%
  (cost $1,532,032,980).....................................                   1,515,872,694
                                                                              --------------
SHORT-TERM SECURITIES--4.8%
  American Express Credit Corp.
    4.50% due 5/01/01.......................................  $       1,554        1,554,000
  Federal Home Loan Bank Discount Notes
    4.24% due 5/29/01.......................................            400          398,681
  Federal Home Loan Bank Discount Notes
    4.25% due 5/16/01.......................................          3,375        3,369,023
  Federal Home Loan Bank Discount Notes
    4.26% due 5/25/01.......................................            550          548,438
  Federal Home Loan Bank Discount Notes
    4.28% due 5/14/01.......................................          6,100        6,090,572
  Federal Home Loan Bank Discount Notes
    4.35% due 5/25/01.......................................            500          498,550
  Federal Home Loan Bank Discount Notes
    4.50% due 5/01/01.......................................         39,200       39,200,000
  Federal Home Loan Bank Discount Notes
    4.77% due 5/18/01.......................................            200          199,550
  Federal Home Loan Bank Discount Notes
    4.78% due 5/01/01.......................................            550          550,000
  Federal Home Loan Bank Discount Notes
    4.82% due 5/04/01.......................................            100           99,960

                                                  [SUNAMERICA MUTUAL FUNDS LOGO]

Focused Growth Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2001 (UNAUDITED) -- (CONTINUED)

                                                                PRINCIPAL
                                                                  AMOUNT          VALUE
                                    SECURITY DESCRIPTION      (IN THOUSANDS)     (NOTE 2)
--------------------------------------------------------------------------------------------
SHORT-TERM SECURITIES (CONTINUED)
  Federal Home Loan Bank Discount Notes
    4.82% due 5/16/01.......................................  $         475   $      474,046
  Federal Home Loan Mortgage Discount Notes
    4.32% due 5/21/01.......................................          1,000          997,600
  General Electric Capital Corp
    4.60% due 5/01/01.......................................         21,842       21,842,000
                                                                              --------------
TOTAL SHORT-TERM SECURITIES
  (cost $75,822,420)........................................                      75,822,420
                                                                              --------------
TOTAL INVESTMENTS--
  (cost $1,607,855,400).....................................          101.2%   1,591,695,114
  Liabilities in excess of other assets.....................           (1.2)     (18,458,708)
                                                              -------------   --------------
NET ASSETS--                                                          100.0%  $1,573,236,406
                                                              =============   ==============

------------------
+ Non-income producing security
ADR ("American Depositary Receipt")

See Notes to Financial Statements

[SUNAMERICA MUTUAL FUNDS LOGO]

Focused TechNet Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2001 (UNAUDITED)


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMMON STOCK--86.4%
AEROSPACE & MILITARY TECHNOLOGY--3.0%
  Northrop Grumman Corp.....................................         44,700   $   4,034,175
                                                                              -------------
BUSINESS SERVICES--2.7%
  Concord EFS, Inc.+........................................         78,760       3,666,278
                                                                              -------------
COMMUNICATION EQUIPMENT--4.9%
  ONI Systems Corp.+........................................         90,000       3,233,700
  QUALCOMM, Inc.+...........................................         58,200       3,338,352
                                                                              -------------
                                                                                  6,572,052
                                                                              -------------
COMPUTERS & BUSINESS EQUIPMENT--3.2%
  Compaq Computer Corp......................................        245,000       4,287,500
                                                                              -------------
COMPUTER SOFTWARE--21.7%
  Electronic Arts, Inc.+....................................         66,000       3,736,920
  EMC Corp.+................................................         85,000       3,366,000
  Micromuse, Inc.+..........................................         35,100       1,737,450
  Netegrity, Inc.+..........................................         90,000       3,599,100
  Siebel Systems, Inc.+.....................................        231,970      10,573,193
  Synopsys, Inc.+...........................................         59,600       3,422,828
  VERITAS Software Corp.+...................................         50,000       2,980,500
                                                                              -------------
                                                                                 29,415,991
                                                                              -------------
ELECTRONICS--9.5%
  Applied Materials, Inc.+..................................         70,000       3,822,000
  Applied Micro Circuits Corp.+.............................         95,000       2,471,900
  KLA-Tencor Corp.+.........................................         49,600       2,726,016
  Micron Technology, Inc.+..................................         85,500       3,879,990
                                                                              -------------
                                                                                 12,899,906
                                                                              -------------
INTERNET CONTENT--22.0%
  Check Point Software Technologies, Ltd.+..................        129,700       8,136,081
  Commerce One, Inc.+.......................................        582,900       5,374,338
  eBay, Inc.+...............................................        131,440       6,635,091
  Juniper Networks, Inc.+...................................        163,200       9,633,696
                                                                              -------------
                                                                                 29,779,206
                                                                              -------------
INTERNET SOFTWARE--3.0%
  Interwoven, Inc.+.........................................        275,000       4,026,000
                                                                              -------------
MEDICAL PRODUCTS--3.3%
  Human Genome Sciences, Inc.+..............................         70,000       4,496,100
                                                                              -------------
MULTI-INDUSTRY--3.5%
  Tyco International Ltd....................................         87,500       4,669,875
                                                                              -------------
TELECOMMUNICATIONS--9.6%
  Nokia Corp. ADR...........................................        115,000       3,931,850
                                                                 SHARES/
                                                                PRINCIPAL
                                                                  AMOUNT          VALUE
                                    SECURITY DESCRIPTION      (IN THOUSANDS)     (NOTE 2)
--------------------------------------------------------------------------------------------
TELECOMMUNICATIONS (CONTINUED)
  Sonus Networks, Inc.+.....................................        356,400   $   9,073,944
                                                                              -------------
                                                                                 13,005,794
                                                                              -------------
TOTAL INVESTMENT SECURITIES--86.4%
  (cost $125,065,267).......................................                    116,852,877
                                                                              -------------
REPURCHASE AGREEMENTS--10.9%
  State Street Bank & Trust Co. Joint Repurchase Agreement
    (Note 2)................................................  $       5,545       5,545,000
  UBS Warburg LLC Joint Repurchase Agreement (Note 2).......          5,000       5,000,000
  Agreement with State Street Bank & Trust Co., bearing
    4.45%, dated 4/30/01 to be repurchased 5/01/01 in the
    amount of $1,547,191 collateralized by $1,600,000 United
    States Treasury Notes 4.75% due 11/15/08 approximate
    aggregate value $1,580,000..............................          1,547       1,547,000
  Agreement with State Street Bank & Trust Co., bearing
    4.45%, dated 4/30/01 to be repurchased 5/01/01 in the
    amount of $2,661,329 collateralized by $2,685,000 United
    States Treasury Notes 5.63% due 9/30/01 approximate
    aggregate value $2,715,206..............................          2,661       2,661,000
                                                                              -------------
TOTAL REPURCHASE AGREEMENTS
  (cost $14,753,000)........................................                     14,753,000
                                                                              -------------
TOTAL INVESTMENTS--
  (cost $139,818,267).......................................           97.3%    131,605,877
  Other assets less liabilities.............................            2.7       3,697,714
                                                              -------------   -------------
NET ASSETS--                                                          100.0%  $ 135,303,591
                                                              =============   =============

------------------
+ Non-income producing security
ADR ("American Depositary Receipt")

See Notes to Financial Statements

                                                  [SUNAMERICA MUTUAL FUNDS LOGO]

Focused Growth and Income Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2001 (UNAUDITED)


                                                                                                      VALUE
                              SECURITY DESCRIPTION                                    SHARES         (NOTE 2)
----------------------------------------------------------------------------------------------------------------
COMMON STOCK--94.6%
AEROSPACE & MILITARY TECHNOLOGY--4.4%
  Boeing Co.....................................................................         65,533   $   4,049,939
  General Dynamics Corp.........................................................         52,412       4,039,917
                                                                                                  -------------
                                                                                                      8,089,856
                                                                                                  -------------
APPAREL & TEXTILES--0.5%
  Nike, Inc., Class B...........................................................         24,144       1,009,461
                                                                                                  -------------
BROADCASTING & MEDIA--3.1%
  AOL Time Warner, Inc.+........................................................         66,278       3,347,039
  Clear Channel Communications, Inc.+...........................................         43,166       2,408,663
                                                                                                  -------------
                                                                                                      5,755,702
                                                                                                  -------------
COMMUNICATION EQUIPMENT--3.0%
  CIENA Corp.+..................................................................         15,000         825,900
  QUALCOMM, Inc.+...............................................................         80,616       4,624,134
                                                                                                  -------------
                                                                                                      5,450,034
                                                                                                  -------------
COMPUTERS & BUSINESS EQUIPMENT--2.3%
  Dell Computer Corp.+..........................................................         75,000       1,971,750
  International Business Machines Corp..........................................         20,000       2,302,800
                                                                                                  -------------
                                                                                                      4,274,550
                                                                                                  -------------
COMPUTER SOFTWARE--6.1%
  Cisco Systems, Inc.+..........................................................         66,100       1,122,378
  EMC Corp.+....................................................................         55,000       2,178,000
  Microsoft Corp.+..............................................................        117,282       7,945,855
                                                                                                  -------------
                                                                                                     11,246,233
                                                                                                  -------------
DRUGS--5.6%
  Merck & Co., Inc..............................................................         73,004       5,546,114
  Pfizer, Inc...................................................................        109,565       4,744,164
                                                                                                  -------------
                                                                                                     10,290,278
                                                                                                  -------------
ELECTRIC UTILITIES--2.7%
  Calpine Corp.+................................................................         88,498       5,043,501
                                                                                                  -------------
ELECTRONICS--2.3%
  Intel Corp....................................................................         51,300       1,585,683
  Micron Technology, Inc.+......................................................         60,000       2,722,800
                                                                                                  -------------
                                                                                                      4,308,483
                                                                                                  -------------
ENERGY SERVICES--5.3%
  BJ Services Co.+..............................................................         30,000       2,467,500
  Schlumberger Ltd..............................................................         33,942       2,250,355
  Smith International, Inc.+....................................................         34,870       2,831,095
  Transocean Sedco Forex, Inc...................................................         40,000       2,171,200
                                                                                                  -------------
                                                                                                      9,720,150
                                                                                                  -------------

                                                                                                      VALUE
                                              SECURITY DESCRIPTION                    SHARES         (NOTE 2)
----------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES--18.7%
  Citigroup, Inc................................................................        180,716   $   8,882,191
  Federal National Mortgage Association.........................................         39,494       3,169,789
  Goldman Sachs Group, Inc......................................................         30,529       2,781,192
  JP Morgan Chase & Co..........................................................         45,000       2,159,100
  Lehman Brothers Holdings, Inc.................................................         75,619       5,501,282
  Merrill Lynch & Co., Inc......................................................         64,880       4,003,096
  Nasdaq 100 Trust..............................................................         50,000       2,307,500
  Providian Financial Corp......................................................         55,000       2,931,500
  USA Education, Inc............................................................         37,374       2,657,292
                                                                                                  -------------
                                                                                                     34,392,942
                                                                                                  -------------
FOOD, BEVERAGE & TOBACCO--2.7%
  Anheuser-Busch Cos., Inc......................................................         34,875       1,394,651
  PepsiCo, Inc..................................................................         34,760       1,522,836
  Philip Morris Cos., Inc.......................................................         40,000       2,004,400
                                                                                                  -------------
                                                                                                      4,921,887
                                                                                                  -------------
FOREST PRODUCTS--1.1%
  Georgia-Pacific Group.........................................................         60,000       1,950,600
                                                                                                  -------------
GAS & PIPELINE UTILITIES--1.5%
  El Paso Corp..................................................................         40,000       2,752,000
                                                                                                  -------------
HEALTH SERVICES--3.2%
  Tenet Healthcare Corp.........................................................        131,264       5,859,625
                                                                                                  -------------
INTERNET CONTENT--1.3%
  Juniper Networks, Inc.+.......................................................         40,000       2,361,200
                                                                                                  -------------
LEISURE & TOURISM--2.8%
  Four Seasons Hotels, Inc......................................................         44,062       2,604,505
  Southwest Airlines Co.........................................................        142,096       2,587,568
                                                                                                  -------------
                                                                                                      5,192,073
                                                                                                  -------------
MEDICAL PRODUCTS--6.8%
  Amgen, Inc.+..................................................................         80,602       4,928,006
  Baxter International, Inc.....................................................          8,860         807,589
  Genentech, Inc.+..............................................................         72,650       3,814,125
  Johnson & Johnson Co..........................................................         30,000       2,894,400
                                                                                                  -------------
                                                                                                     12,444,120
                                                                                                  -------------
MULTI-INDUSTRY--7.1%
  General Electric Co...........................................................        194,049       9,417,198
  Tyco International Ltd........................................................         70,000       3,735,900
                                                                                                  -------------
                                                                                                     13,153,098
                                                                                                  -------------
RETAIL--10.7%
  Costco Wholesale Corp.+.......................................................         83,939       2,931,989
  Home Depot, Inc...............................................................         87,518       4,122,098
  Kohl's Corp.+.................................................................         60,000       3,663,600
  Target Corp...................................................................         80,000       3,076,000
  Tiffany & Co..................................................................         94,974       3,079,057

[SUNAMERICA MUTUAL FUNDS LOGO]

Focused Growth and Income Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2001 (UNAUDITED) -- (CONTINUED)

                                                                                     SHARES/
                                                                                    PRINCIPAL
                                                                                      AMOUNT          VALUE
                                              SECURITY DESCRIPTION                (IN THOUSANDS)     (NOTE 2)
----------------------------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
RETAIL (CONTINUED)
  Wal-Mart Stores, Inc..........................................................         54,371   $   2,813,156
                                                                                                  -------------
                                                                                                     19,685,900
                                                                                                  -------------
TELECOMMUNICATIONS--3.4%
  Echostar Communications Corp., Class A+.......................................         70,000       2,097,200
  Sprint Corp. (PCS Group)+.....................................................         52,946       1,357,006
  Verizon Communications, Inc...................................................         50,000       2,753,500
                                                                                                  -------------
                                                                                                      6,207,706
                                                                                                  -------------
TOTAL INVESTMENT SECURITIES--94.6%
  (cost $176,620,774)...........................................................                    174,109,399
                                                                                                  -------------
SHORT-TERM SECURITIES--3.4%
  Federal Home Loan Bank Discount Notes
    4.50% due 5/01/01
    (cost: $6,300,000)..........................................................  $       6,300       6,300,000
                                                                                                  -------------
REPURCHASE AGREEMENT--3.4%
  State Street Bank & Trust Co. Joint Repurchase Agreement
    (Note 2)
    (cost: $6,316,000)..........................................................          6,316       6,316,000
                                                                                                  -------------
TOTAL INVESTMENTS--
  (cost $189,236,774)...........................................................          101.4%    186,725,399
  Liabilities in excess of other assets.........................................           (1.4)     (2,752,656)
                                                                                  -------------   -------------
  NET ASSETS--                                                                            100.0%  $ 183,972,743
                                                                                  =============   =============

------------------
+ Non-income producing security

See Notes to Financial Statements

                                                  [SUNAMERICA MUTUAL FUNDS LOGO]

Focused Value Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2001 (UNAUDITED)


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMMON STOCK--89.6%
BANKS--2.3%
  Bank of New York Co., Inc.................................        173,624   $   8,715,925
                                                                              -------------
BROADCASTING & MEDIA--2.8%
  AOL Time Warner, Inc.+....................................        206,000      10,403,000
                                                                              -------------
CHEMICALS--3.5%
  Minerals Technologies, Inc................................        339,000      13,000,650
                                                                              -------------
COMPUTER SOFTWARE--2.1%
  EMC Corp.+................................................        194,400       7,698,240
                                                                              -------------
ELECTRIC UTILITIES--2.7%
  Constellation Energy Group, Inc...........................        211,400      10,092,236
                                                                              -------------
ELECTRONICS--14.8%
  AVX Corp..................................................      1,117,500      20,718,450
  Kemet Corp.+..............................................      1,185,000      24,316,200
  Silicon Valley Group, Inc.+...............................        320,700      10,137,327
                                                                              -------------
                                                                                 55,171,977
                                                                              -------------
FINANCIAL SERVICES--10.6%
  Liberty Financial Cos., Inc...............................        234,700       9,765,867
  Stilwell Financial, Inc...................................        321,300       9,468,711
  Student Loan Corp.(1).....................................        144,300      10,533,900
  Washington Mutual, Inc....................................        196,300       9,801,259
                                                                              -------------
                                                                                 39,569,737
                                                                              -------------
GAS & PIPELINE UTILITIES--5.9%
  AGL Resources, Inc........................................        470,000      10,739,500
  WGL Holdings, Inc.........................................        391,400      11,194,040
                                                                              -------------
                                                                                 21,933,540
                                                                              -------------
HEALTH SERVICES--4.7%
  PAREXEL International Corp.+..............................        680,500       8,540,275
  Wellpoint Health Networks, Inc.+..........................         91,627       9,002,353
                                                                              -------------
                                                                                 17,542,628
                                                                              -------------
HOUSEHOLD PRODUCTS--6.8%
  Clorox Co.................................................        400,000      12,732,000
  Procter & Gamble Co.......................................        210,100      12,616,505
                                                                              -------------
                                                                                 25,348,505
                                                                              -------------
HOUSING--3.4%
  York International Corp...................................        422,200      12,754,662
                                                                              -------------
INSURANCE--5.9%
  Chubb Corp................................................        150,000      10,012,500
                                                                 SHARES/
                                                                PRINCIPAL
                                                                  AMOUNT          VALUE
                                    SECURITY DESCRIPTION      (IN THOUSANDS)     (NOTE 2)
--------------------------------------------------------------------------------------------
INSURANCE (CONTINUED)
  Radian Group, Inc.........................................        156,190   $  12,104,725
                                                                              -------------
                                                                                 22,117,225
                                                                              -------------
INTERNET CONTENT--3.4%
  E*TRADE Group, Inc.+......................................      1,354,723      12,734,396
                                                                              -------------
MACHINERY--6.3%
  Alamo Group, Inc..........................................        594,200       8,306,916
  Toyoda Automatic Loom Works Ltd...........................        750,000      14,992,109
                                                                              -------------
                                                                                 23,299,025
                                                                              -------------
MEDICAL PRODUCTS--3.5%
  Becton, Dickinson & Co....................................        408,300      13,208,505
                                                                              -------------
REAL ESTATE COMPANIES--6.0%
  Catellus Development Corp.+...............................        544,700       8,851,375
  Forest City Enterprises, Inc., Class A....................        303,500      13,475,400
                                                                              -------------
                                                                                 22,326,775
                                                                              -------------
RETAIL--2.1%
  RadioShack Corp...........................................        256,500       7,856,595
                                                                              -------------
TELECOMMUNICATIONS--2.8%
  Verizon Communications, Inc...............................        186,946      10,295,116
                                                                              -------------
TOTAL INVESTMENT SECURITIES--89.6%
  (cost $305,105,618).......................................                    334,068,737
                                                                              -------------
REPURCHASE AGREEMENTS--10.6%
  Agreement with State Street Bank & Trust Co., bearing
    3.25%, dated 4/30/01 to be repurchased 5/01/01 in the
    amount of $26,406,384 collateralized by $18,640,000
    U.S. Treasury Bond 9.88% due 11/15/15 approximate
    aggregate value $26,937,167.............................  $      26,404      26,404,000
  Agreement with State Street Bank & Trust Co., bearing
    3.25%, dated 4/30/01 to be repurchased 5/01/01 in the
    amount of $3,781,341 collateralized by $3,890,000 U.S.
    Treasury Bill 3.28% due 07/12/01 approximate aggregate
    value $3,860,825........................................          3,781       3,781,000

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[SUNAMERICA MUTUAL FUNDS LOGO]

Focused Value Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2001 (UNAUDITED) -- (CONTINUED)

                                                                PRINCIPAL
                                                                  AMOUNT          VALUE
                                    SECURITY DESCRIPTION      (IN THOUSANDS)     (NOTE 2)
--------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (CONTINUED)
  Agreement with State Street Bank & Trust Co., bearing
    3.25%, dated 4/30/01 to be repurchased 5/01/01 in the
    amount of $9,399,849 collateralized by $8,960,000 U.S.
    Treasury Notes 6.25% due 02/15/07 approximate aggregate
    value $9,591,071(1).....................................  $       9,399   $   9,399,000
                                                                              -------------
TOTAL REPURCHASE AGREEMENTS
  (cost $39,584,000)........................................                     39,584,000
                                                                              -------------
TOTAL INVESTMENTS--
  (cost $344,689,618).......................................          100.2%    373,652,737
  Liabilities in excess of other assets.....................           (0.2)       (968,799)
                                                              -------------   -------------
NET ASSETS--                                                          100.0%  $ 372,683,938
                                                              =============   =============

------------------
+ Non-income producing security
(1) The security or portion thereof represents collateral for the open futures contracts

See Notes to Financial Statements

                                       OPEN FUTURES CONTRACTS
NUMBER OF                                                   VALUE AT      VALUE AS OF     UNREALIZED
CONTRACTS          DESCRIPTION          EXPIRATION DATE    TRADE DATE   APRIL 30, 2001   APPRECIATION
-----------------------------------------------------------------------------------------------------
59 Long        S&P 500 Index Future        June 2001       $17,656,955    $18,500,925      $843,970

                                                  [SUNAMERICA MUTUAL FUNDS LOGO]

International Equity Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2001 (UNAUDITED)


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMMON STOCK--96.3%
AUSTRALIA--1.0%
  Australia & New Zealand Banking Group Ltd. (Finance)......         49,690   $     355,144
  Brambles Industries Ltd. (Industrial & Commercial)........          6,000         152,708
  MIM Holdings Ltd. (Materials).............................        200,392         132,899
  Publishing & Broadcasting Ltd. (Information &
    Entertainment)..........................................         25,000         133,914
  Telstra Corp. Ltd. (Information Technology)...............         52,519         178,707
                                                                              -------------
                                                                                    953,372
                                                                              -------------
BELGIUM--1.2%
  Dexia (Finance)...........................................            974         153,738
  Fortis (B) (Finance)......................................          7,980         205,327
  Interbrew+ (Consumer Staples).............................         28,231         751,439
  UCB SA (Healthcare).......................................            670          21,995
                                                                              -------------
                                                                                  1,132,499
                                                                              -------------
BERMUDA--0.5%
  Tyco International Ltd. (Multi-industry)..................          8,300         442,971
                                                                              -------------
BRAZIL--0.6%
  Compania Brasileira de Distribuicao Grupo Pao de Acucar
    ADR (Consumer Discretionary)............................          1,800          51,210
  Embraer-Empresa Brasileira de Aeronautica SA ADR
    (Industrial & Commercial)...............................          3,087         138,329
  Petroleo Brasileiros SA ADR (Energy)......................          4,100         110,700
  Tele Norte Leste Participacoes SA ADR (Utilities).........          9,699         168,070
  Uniao De Bancos Brasilieros SA GDR (Finance)..............          2,000          48,100
                                                                              -------------
                                                                                    516,409
                                                                              -------------
CANADA--2.9%
  Alcan, Inc. (Materials)...................................          1,760          78,318
  Bank of Montreal (Finance)................................         15,419         353,352
  Bombardier, Inc., Class B (Multi-industry)................         42,341         610,581
  Canadian Imperial Bank of Commerce (Finance)..............          7,834         254,248


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
CANADA (CONTINUED)
  Celestica, Inc.+ (Industrial & Commercial)................          6,254   $     319,579
  Manulife Financial Corp. (Finance)........................         12,844         323,776
  Royal Bank of Canada (Finance)............................         14,867         415,715
  Sun Life Financial Services of Canada, Inc. (Finance).....         16,532         322,891
                                                                              -------------
                                                                                  2,678,460
                                                                              -------------
DENMARK--0.5%
  Novo Nordisk A/S (Healthcare).............................         11,030         419,511
  Tele Danmark A/S (Utilities)..............................            700          26,624
                                                                              -------------
                                                                                    446,135
                                                                              -------------
FINLAND--1.2%
  Nokia Oyj (Information Technology)........................         34,793       1,151,454
                                                                              -------------
FRANCE--14.2%
  Alcatel SA (Information Technology).......................          5,302         172,644
  Altran Technologies SA (Industrial & Commercial)..........            750          48,577
  Aventis SA (Healthcare)...................................         21,876       1,693,765
  Axa (Finance).............................................          4,547         536,565
  BNP Paribas SA (Finance)..................................          7,621         677,526
  Bouygues (Industrial & Commercial)........................          2,010          85,994
  Canal Plus (Information & Entertainment)..................            300           1,073
  Cap Gemini SA (Information Technology)....................          1,024         148,002
  Compagnie de Saint-Gobain (Materials).....................          1,560         235,299
  Groupe Danone+ (Consumer Staples).........................            830         107,885
  Hermes International (Consumer Discretionary).............            660          94,865
  L'Oreal SA (Consumer Staples).............................          1,040          75,711
  Lafarge SA (Materials)....................................          7,723         742,097
  Legrand SA (Information Technology).......................          1,030         235,778
  LVMH Moet Hennessy Louis Vuitton (Consumer Staples).......            885          54,651
  Orange SA (Information Technology)........................         20,260         213,551
  Pechiney SA (Materials)...................................          2,391         125,800

[SUNAMERICA MUTUAL FUNDS LOGO]

International Equity Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2001 (UNAUDITED) -- (CONTINUED)


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
FRANCE (CONTINUED)
  Pinault-Printemps-Redoute SA (Consumer Discretionary).....          1,300   $     223,880
  PSA Peugeot Citroen (Consumer Discretionary)..............          3,472         991,623
  Sanofi-Synthelabo SA (Healthcare).........................          8,228         493,500
  Schneider Electric SA (Information Technology)............          7,151         488,227
  Societe Generale (Finance)................................         12,378         798,419
  Societe Television Francaise 1 (Information &
    Entertainment)..........................................          8,155         342,240
  Sodexho Alliance SA (Multi-industry)......................          2,788         137,288
  Suez Lyonnaise des Eaux SA (Utilities)....................          3,638         537,754
  Total Fina Elf SA (Energy)................................         15,062       2,245,112
  Usinor SA (Materials).....................................         21,540         281,510
  Vinci SA (Industrial & Commercial)........................          4,001         234,292
  Vivendi Universal (Multi-industry)........................         18,140       1,256,192
                                                                              -------------
                                                                                 13,279,820
                                                                              -------------
GERMANY--5.5%
  Allianz AG (Finance)......................................          1,714         493,482
  Bayer AG (Materials)......................................         12,163         512,602
  Bayerische Hypo-und Vereinsbank AG (Finance)..............          4,416         246,370
  Bayerische Motoren Werke AG (Consumer Discretionary)......          8,468         280,995
  Deutsche Bank AG (Finance)................................          2,531         206,598
  Deutsche Post AG (Industrial & Commercial)................         12,916         220,256
  Deutsche Telekom AG (Information Technology)..............          1,337          34,639
  Dresdner Bank AG (Finance)................................         12,143         552,915
  Gehe AG (Healthcare)......................................          2,910         116,185
  Infineon Technologies AG (Information Technology).........         11,876         516,312
  Muenchener Ruckversicherungs-Gesellschaft AG (Finance)....          2,185         623,041
  Rhoen-Klinikum AG (Healthcare)............................            920          55,098


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
GERMANY (CONTINUED)

  SAP AG (Information Technology)...........................          1,510   $     239,949
  Siemens AG (Multi-industry)...............................            913          67,235
  Veba AG (Utilities).......................................         19,118         962,619
                                                                              -------------
                                                                                  5,128,296
                                                                              -------------
HONG KONG--2.0%
  Cheung Kong (Holdings) Ltd. (Real Estate).................         23,000         255,834
  China Telecom (Hong Kong) Ltd.+ (Information
    Technology).............................................         73,000         359,431
  China Unicom Ltd. ADR+ (Information Technology)...........            500           7,225
  CNOOC Ltd.+ (Energy)......................................        194,000         186,562
  Henderson Land Development Co. Ltd. (Real Estate).........         10,000          45,903
  Hutchison Whampoa Ltd. (Multi-industry)...................         35,300         379,071
  Legend Holdings Ltd. (Information Technology).............        431,000         342,634
  MTR Corp.+ (Industrial & Commercial)......................         45,000          77,606
  Peregrine Investments Holdings Ltd.+(1) (Finance).........         91,000               0
  Sun Hung Kai Properties Ltd. (Real Estate)................         23,000         215,284
                                                                              -------------
                                                                                  1,869,550
                                                                              -------------
INDIA--0.1%
  ICICI Ltd. ADR (Finance)..................................          8,008          95,295
  Reliance Industries Ltd. GDR* (Materials).................          1,600          26,000
                                                                              -------------
                                                                                    121,295
                                                                              -------------
IRELAND--3.0%
  Bank of Ireland (Finance).................................         70,827         680,139
  CRH PLC (Materials).......................................         53,541         901,631
  Elan Corp. PLC ADR+ (Healthcare)..........................         22,047       1,105,657
  SmartForce PLC ADR+ (Information Technology)..............          4,517         162,567
                                                                              -------------
                                                                                  2,849,994
                                                                              -------------

                                                  [SUNAMERICA MUTUAL FUNDS LOGO]

International Equity Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2001 (UNAUDITED) -- (CONTINUED)


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
ISRAEL--0.1%
  Check Point Software Technologies, Ltd.+ (Information
    Technology).............................................          1,106   $      69,379
                                                                              -------------
ITALY--7.4%
  Alleanza Assicurazioni SpA (Finance)......................         20,680         261,831
  Assicurazioni Generali (Finance)..........................         19,710         636,552
  Banca Intesa SpA (Finance)................................        272,144       1,021,375
  Bipop-Carire SpA (Finance)................................         15,560          78,830
  ENI SpA (Energy)..........................................        205,097       1,404,826
  Mediaset SpA (Information & Entertainment)................          5,000          58,292
  Mediolanum SpA (Finance)..................................          9,690         124,749
  Olivetti SpA (Utilities)..................................        126,379         283,128
  Riunione Adriatica de Sicurta SpA (Finance)...............         43,903         578,451
  Saipem SpA (Energy).......................................         42,575         279,533
  San Paolo-IMI SpA (Finance)...............................          2,405          33,608
  Telecom Italia SpA (Information Technology)...............         79,969         889,035
  TIM SpA (Information Technology)..........................         51,510         354,192
  UniCredito Italiano SpA (Finance).........................        199,696         942,599
                                                                              -------------
                                                                                  6,947,001
                                                                              -------------
JAPAN--15.2%
  Canon, Inc. (Information Technology)......................         23,000         902,764
  Capcom Co. Ltd. (Information Technology)..................          8,000         247,967
  Chugai Pharmaceutical Co. Ltd. (Healthcare)...............          9,000         133,654
  Eisai Co. Ltd. (Healthcare)...............................          6,000         153,927
  Fanuc Ltd. (Information Technology).......................          3,000         167,766
  Fast Retailing Co. Ltd. (Consumer Discretionary)..........          3,400         733,849
  Fuji Television Network, Inc. (Information &
    Entertainment)..........................................             16         116,020
  Fujitsu Ltd. (Information Technology).....................          8,000         110,063
  Hitachi Ltd. (Information Technology).....................          7,000          67,867


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
JAPAN (CONTINUED)

  Ito-Yokado Co. Ltd. (Consumer Discretionary)..............          2,000   $     111,520
  Kao Corp. (Consumer Staples)..............................          4,000         101,647
  Kokuyo Co. Ltd. (Consumer Discretionary)..................          5,000          62,720
  Konami Corp. (Information Technology).....................          5,100         244,754
  Kyocera Corp. (Information Technology)....................          3,500         334,520
  Marui Co. Ltd. (Consumer Discretionary)...................         14,000         189,099
  Matsushita Communication Industrial Co. (Information
    Technology).............................................          2,200         121,070
  Matsushita Electric Industrial Co. Ltd. (Information
    Technology).............................................         21,000         350,099
  Mitsui Fudosan Co. Ltd. (Real Estate).....................         26,000         257,759
  Mizuho Holdings, Inc. (Finance)...........................             82         505,014
  Murata Manufacturing Co. Ltd. (Information Technology)....          5,300         445,652
  NEC Corp. (Information Technology)........................         30,300         552,960
  Nintendo Co. Ltd. (Information & Entertainment)...........          1,900         305,993
  Nippon Telegraph & Telephone Corp. (Utilities)............             41         260,470
  Nissan Motor Co. Ltd. (Consumer Discretionary)............        108,000         740,307
  Nomura Securities Co. Ltd. (Finance)......................         20,000         422,450
  NTT DoCoMo, Inc. (Information Technology).................             88       1,808,926
  Sankyo Co. Ltd. (Healthcare)..............................          8,000         167,038
  Seven-Eleven Japan Co. Ltd. (Consumer Discretionary)......          4,000         194,553
  Shin-Etsu Chemical Co. Ltd. (Materials)...................          6,000         240,845
  Shiseido Co. Ltd. (Consumer Staples)......................          8,000          89,087
  Sony Corp. (Information Technology).......................         25,200       1,884,417

[SUNAMERICA MUTUAL FUNDS LOGO]

International Equity Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2001 (UNAUDITED) -- (CONTINUED)


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
JAPAN (CONTINUED)
  Sumitomo Corp. (Industrial & Commercial)..................         14,000   $     103,330
  Sumitomo Mitsui Banking Corp. (Finance)...................         40,000         373,569
  Takeda Chemical Industries Ltd. (Healthcare)..............         10,700         516,101
  TDK Corp. (Information & Entertainment)...................          1,700          98,782
  Tokyo Electron Ltd. (Information Technology)..............          3,000         218,508
  Toshiba Corp. (Information Technology)....................         57,000         374,111
  UFJ Holdings, Inc.+ (Finance).............................             16         115,113
  Yamanouchi Pharmaceutical Co. Ltd. (Healthcare)...........         15,000         415,166
                                                                              -------------
                                                                                 14,239,457
                                                                              -------------
KOREA--1.2%
  Kookmin Bank (Finance)....................................         10,320         122,241
  Korea Telecom Corp. ADR (Information Technology)..........          2,296          63,438
  Pohang Iron & Steel Co. Ltd. ADR (Materials)..............          3,481          69,655
  Samsung Electronics (Information Technology)..............          4,300         747,684
  Samsung SDI Co. Ltd. (Information Technology).............          2,590         107,573
                                                                              -------------
                                                                                  1,110,591
                                                                              -------------
LUXEMBOURG--0.0%
  Societe Europeenne des Satellites (Information &
    Entertainment)..........................................            260          38,986
                                                                              -------------
MEXICO--1.2%
  Cemex SA ADR (Materials)..................................          8,217         190,388
  Fomento Economico Mexicano SA de CV (Multi-industry)......         44,000         166,782
  Grupo Financiero Banamex Accival SA (Finance).............        154,844         284,438
  Grupo Iusacell SA de CV ADR+ (Information Technology).....          4,000          32,600
  Grupo Televisa SA de CV ADR+ (Information &
    Entertainment)..........................................         10,850         412,625


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
MEXICO (CONTINUED)
  Telefonos de Mexico SA ADR (Utilities)....................          1,128   $      39,029
                                                                              -------------
                                                                                  1,125,862
                                                                              -------------
NETHERLANDS--8.4%
  ABN AMRO Holdings NV (Finance)............................          2,588          52,124
  Akzo Nobel NV (Materials).................................            720          29,993
  ASM Lithography Holding NV+ (Information Technology)......         11,160         295,071
  Buhrmann NV (Industrial & Commercial).....................         45,037         746,835
  Elsevier NV (Information & Entertainment).................          6,270          85,838
  Equant NV (Information Technology)........................            900          23,916
  Fortis NV (Finance).......................................         25,126         652,294
  Hagemeyer NV (Multi-industry).............................         21,476         429,681
  ING Groep NV (Finance)....................................         25,468       1,739,251
  Koninklijke (Royal) Philips Electronics NV (Information
    Technology).............................................         35,580       1,045,228
  Koninklijke Ahold NV (Consumer Discretionary).............         24,759         768,860
  Koninklijke KPN NV (Utilities)............................          1,243          15,197
  Royal Dutch Petroleum Co. (Energy)........................          8,280         495,149
  STMicroelectronics NV (Information Technology)............          5,384         217,113
  TNT Post Group NV (Industrial & Commercial)...............         14,271         336,175
  United Pan-Europe Communications NV Class A+ (Information
    & Entertainment)........................................          1,110           6,894
  VNU NV (Information & Entertainment)......................         16,890         702,078
  Wolters Kluwer NV (Information & Entertainment)...........          7,397         204,634
                                                                              -------------
                                                                                  7,846,331
                                                                              -------------
NORWAY--0.2%
  DNB Holding ASA (Finance).................................         27,550         121,106

                                                  [SUNAMERICA MUTUAL FUNDS LOGO]

International Equity Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2001 (UNAUDITED) -- (CONTINUED)


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
NORWAY (CONTINUED)
  Orkla ASA, Class A (Multi-industry).......................          5,720   $     105,291
                                                                              -------------
                                                                                    226,397
                                                                              -------------
POLAND--0.6%
  Bank Polska Kasa Opieki SA ADR+* (Finance)................         13,246         225,182
  Telekomunikacja Polska SA ADR* (Information Technology)...         64,998         351,028
                                                                              -------------
                                                                                    576,210
                                                                              -------------
PORTUGAL--0.7%
  Jeronimo Martins SGPS SA (Consumer Staples)...............          3,628          25,108
  Portugal Telecom SGPS SA (Information Technology).........         59,877         581,197
                                                                              -------------
                                                                                    606,305
                                                                              -------------
RUSSIA--0.2%
  Lukoil ADR (Energy).......................................            946          39,496
  Lukoil ADR* (Energy)......................................          2,408         100,534
                                                                              -------------
                                                                                    140,030
                                                                              -------------
SINGAPORE--0.5%
  DBS Group Holdings Ltd. (Finance).........................          5,000          43,657
  Flextronics International Ltd.+ (Information
    Technology).............................................          3,400          91,426
  Singapore Telecommunications Ltd. (Information
    Technology).............................................         39,000          38,979
  United Overseas Bank Ltd. (Finance).......................         40,512         269,190
                                                                              -------------
                                                                                    443,252
                                                                              -------------
SPAIN--4.1%
  Banco Bilbao Vizcaya Argentaria SA (Finance)..............         70,584       1,003,263
  Banco Popular Espanol (Finance)...........................         15,043         537,079
  Banco Santander Central Hispano SA (Finance)..............         28,875         286,937
  Endesa SA (Utilities).....................................          9,895         166,720
  Iberdrola SA (Utilities)..................................         46,480         685,811
  Repsol YPF SA (Energy)....................................          9,695         179,779
  Telefonica SA (Utilities).................................         51,769         876,383


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
SPAIN (CONTINUED)
  Telefonica SA ADR+ (Utilities)............................          2,302   $     115,699
                                                                              -------------
                                                                                  3,851,671
                                                                              -------------
SWEDEN--1.6%
  Electrolux AB, Class B (Consumer Discretionary)...........          6,830         112,879
  Ericsson LM Telecommunications Co., Class B (Information
    Technology).............................................         45,140         290,488
  Hennes & Mauritz AB, Class B (Consumer Discretionary).....          9,540         160,922
  Nordea AB (Finance).......................................         69,023         417,261
  Sandvik AB, Class B (Consumer Discretionary)..............          1,720          39,914
  Securitas AB, Series B (Consumer Discretionary)...........         26,094         507,581
                                                                              -------------
                                                                                  1,529,045
                                                                              -------------
SWITZERLAND--3.3%
  ABB Ltd. (Industrial & Commercial)........................          2,329         167,810
  Adecco SA (Industrial & Commercial).......................            874         528,979
  Credit Suisse Group (Finance).............................            554         103,305
  Nestle SA (Consumer Staples)..............................            764       1,581,859
  Roche Holdings AG (Healthcare)............................             31         222,648
  UBS AG+ (Finance).........................................          3,072         467,480
                                                                              -------------
                                                                                  3,072,081
                                                                              -------------
TAIWAN--0.1%
  Sunplus Technology Co. Ltd. GDR+* (Information
    Technology).............................................         10,800         102,600
  Sunplus Technology Co. Ltd. GDR+ (Information
    Technology).............................................          2,800          26,600
                                                                              -------------
                                                                                    129,200
                                                                              -------------
UNITED KINGDOM--18.4%
  Abbey National PLC (Finance)..............................          3,980          70,598
  AstraZeneca PLC (Healthcare)..............................         11,165         519,714
  Autonomy Corp.+ (Information Technology)..................          1,000           8,454
  BAE Systems PLC (Industrial & Commercial).................        111,764         529,198
  Barclays PLC (Finance)....................................         19,361         623,158

[SUNAMERICA MUTUAL FUNDS LOGO]

International Equity Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2001 (UNAUDITED) -- (CONTINUED)


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
  BG Group PLC (Utilities)..................................          6,483   $      25,503
  BP Amoco PLC (Energy).....................................         33,000         295,985
  BP Amoco PLC ADR (Energy).................................         10,899         589,418
  Cable & Wireless PLC (Information Technology).............         17,227         126,543
  Cadbury Schweppes PLC (Consumer Staples)..................         28,525         175,870
  Celltech Group PLC+ (Healthcare)..........................         29,507         510,738
  Centrica PLC (Utilities)..................................         13,500          45,721
  Compass Group PLC+ (Consumer Discretionary)...............         83,770         642,305
  David S. Smith Holdings PLC (Materials)...................         10,000          21,672
  Diageo PLC (Consumer Staples).............................         63,499         667,640
  Dimension Data Holdings PLC (Information Technology)......          5,500          26,042
  Dixons Group PLC (Consumer Discretionary).................         30,523         106,538
  Electrocomponents PLC (Information Technology)............         14,420         127,686
  GKN PLC (Consumer Discretionary)..........................          2,000          21,586
  Glaxosmithkline PLC (Healthcare)..........................        102,321       2,703,459
  Granada PLC (Information & Entertainment).................         87,939         236,498
  Hays PLC (Industrial & Commercial)........................         21,004          99,754
  Hilton Group PLC (Information & Entertainment)............         10,000          31,793
  HSBC Holdings PLC (Finance)...............................          8,800         111,707
  Kingfisher PLC (Consumer Discretionary)...................         24,480         157,584
  Lattice Group PLC (Energy)................................         21,483          40,105
  Powergen PLC (Utilities)..................................         20,380         208,157
  Reckitt Benckiser PLC (Consumer Staples)..................         63,179         861,750
  Reed International PLC (Information & Entertainment)......         86,000         852,550
  Rio Tinto PLC (Materials).................................         23,959         485,311
  Royal Bank of Scotland Group PLC (Finance)................         76,213       1,765,078

                                                                 SHARES/          VALUE
                    SECURITY DESCRIPTION                        CONTRACTS        (NOTE 2)
--------------------------------------------------------------------------------------------
UNITED KINGDOM (CONTINUED)
  Sainsbury (J) PLC (Consumer Discretionary)................          8,280   $      47,052
  Shell Transport & Trading Co. PLC (Energy)................        187,216       1,562,686
  Standard Chartered PLC (Finance)..........................         18,976         268,737
  Tesco PLC (Consumer Discretionary)........................         61,140         218,652
  Tomkins PLC (Multi-industry)..............................         50,544         113,155
  Unilever PLC (Consumer Staples)...........................         23,214         175,336
  United Business Media PLC (Information & Entertainment)...          5,536          57,573
  Vodafone Group PLC (Information Technology)...............        500,367       1,519,234
  WPP Group PLC (Information & Entertainment)...............         48,040         575,540
                                                                              -------------
                                                                                 17,226,080
                                                                              -------------
UNITED STATES--0.4%
  Pharmacia Corp. (Healthcare)..............................          7,800         407,628
                                                                              -------------
TOTAL COMMON STOCK
  (cost $94,718,748)........................................                     90,155,761
                                                                              -------------
PREFERRED STOCK--1.9%
AUSTRALIA--0.4%
  News Corp. Ltd.+ (Information & Entertainment)............         42,188         340,051
                                                                              -------------
BRAZIL--0.7%
  Banco Bradesco SA (Finance)...............................     22,196,195         126,879
  Petroleo Brasileiros SA (Energy)..........................         15,790         385,280
  Telecomunicacoes Brasileiras SA ADR (Information
    Technology).............................................          1,959         100,379
                                                                              -------------
                                                                                    612,538
                                                                              -------------
GERMANY--0.5%
  Porsche AG (Consumer Discretionary).......................          1,580         517,284
                                                                              -------------
HUNGARY--0.3%
  OTP Bank (Finance)........................................          5,961         281,002
                                                                              -------------
TOTAL PREFERRED STOCK
  (cost $1,978,039).........................................                      1,750,875
                                                                              -------------

                                                  [SUNAMERICA MUTUAL FUNDS LOGO]

International Equity Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2001 (UNAUDITED) -- (CONTINUED)

                                                                CONTRACTS/
                                                                PRINCIPAL
                                                                  AMOUNT          VALUE
                    SECURITY DESCRIPTION                      (IN THOUSANDS)     (NOTE 2)
--------------------------------------------------------------------------------------------
PUT OPTIONS--0.5%(2)
UNITED STATES--0.5%
  Currency Option Long JPY/Short USD
    exp 1/02 @ $0.03........................................          1,250   $      58,325
  Nikkei 225 Index
    exp 9/01 @ $12,859(1)...................................             17         252,619
  Nikkei 225 Index
    exp 11/01 @ $225(1).....................................             85          68,237
  Nikkei 225 Index
    exp 11/01 @ $14,023(1)..................................            128         101,434
                                                                              -------------
TOTAL PUT OPTIONS
  (cost $299,355)...........................................                        480,615
                                                                              -------------
TOTAL INVESTMENT SECURITIES--98.7%
  (cost $96,996,142)........................................                     92,387,251
                                                                              -------------
SHORT-TERM SECURITIES--4.2%
  Euro Time Deposit with State Street Bank & Trust Co. 4.75%
    due 5/01/01.............................................          $ 200         177,450
  Cayman Island Time Deposit with State Street Bank and
    Trust Co. 3.25% due 5/01/01.............................          3,759       3,759,000
                                                                              -------------
TOTAL SHORT-TERM SECURITIES
  (cost $3,936,450).........................................                      3,936,450
                                                                              -------------
REPURCHASE AGREEMENT--1.8%
  Agreement with State Street Bank & Trust Co., bearing
    3.25%, dated 4/30/01 to be repurchased 5/01/01 in the
    amount of $1,717,155 collateralized by $1,685,000 U.S.
    Treasury Bond 6.13% due 8/15/29 approximate aggregate
    value $1,754,014(3)
    (cost $1,717,000).......................................          1,717       1,717,000
                                                                              -------------

                                                                                  VALUE
                    SECURITY DESCRIPTION                                         (NOTE 2)
--------------------------------------------------------------------------------------------

TOTAL INVESTMENTS--
  (cost $102,649,592).......................................          104.7%  $  98,040,701
Total Written Options.......................................           (0.1)        (59,750)
Liabilities in excess of other assets--.....................           (4.6)     (4,351,933)
                                                              -------------   -------------
NET ASSETS--                                                          100.0%  $  93,629,018
                                                              =============   =============

------------------
+ Non-income producing security
* Resale restricted to qualified institutional buyers
ADR ("American Depositary Receipt")
GDR ("Global Depositary Receipt")
(1) Fair valued security; see Note 2
(2) 1 option contract equals 100 shares
(3) The security or portion thereof represents collateral for the open futures contracts

See Notes to Financial Statements

                                       OPEN FUTURES CONTRACTS
NUMBER OF                                                   VALUE AT     VALUE AS OF     UNREALIZED
CONTRACTS          DESCRIPTION          EXPIRATION DATE    TRADE DATE  APRIL 30, 2001   APPRECIATION
----------------------------------------------------------------------------------------------------
4 Long         Topix Index Future          June 2001        $398,932       $443,923         $44,991

                            OPEN COVERED WRITTEN OPTIONS
                                                                   STRIKE
     OPTIONS                CONTRACTS           EXPIRATION DATE    PRICE     VALUE
------------------------------------------------------------------------------------
JPY Put/USD Call
(proceeds $44,062)            1,250               January 2002     $ 118   $ (59,750)

[SUNAMERICA MUTUAL FUNDS LOGO]

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2001 (UNAUDITED)

NOTE 1. ORGANIZATION

SunAmerica Style Select Series, Inc. (the "Fund") is an open-end management investment company organized as a Maryland corporation on July 3, 1996. The Fund is managed by SunAmerica Asset Management Corp. ("SunAmerica"), an indirect wholly-owned subsidiary of American International Group, Inc. The Fund currently offers eleven separate investment portfolios (each, a "Portfolio"). The assets of each Portfolio are normally allocated among at least three investment advisers (each, an "Adviser") with the exception of the Focused Growth and Income and International Portfolios, each of which will be independently responsible for advising its respective portion of the Portfolio's assets. The investment objective for each of the Portfolios is as follows:

LARGE-CAP GROWTH PORTFOLIO seeks long-term growth of capital through active trading of equity securities selected on the basis of growth criteria, issued by large-cap companies.

MID-CAP GROWTH PORTFOLIO seeks long-term growth of capital through active trading of equity securities selected on the basis of growth criteria, issued by mid-cap companies.

MULTI-CAP GROWTH PORTFOLIO (formerly Aggressive Growth Portfolio) seeks long-term growth of capital through active trading of equity securities selected on the basis of growth criteria, issued by companies of any market capitalization.

LARGE-CAP VALUE PORTFOLIO seeks long-term growth of capital through active trading of equity securities selected on the basis of value criteria, issued by large-cap companies.

VALUE PORTFOLIO seeks long-term growth of capital through active trading of equity securities selected on the basis of value criteria, issued by large-cap or mid-cap companies.

SMALL-CAP VALUE PORTFOLIO seeks long-term growth of capital through active trading of equity securities selected on the basis of value criteria, issued by small-cap companies.

FOCUSED GROWTH PORTFOLIO (formerly Focus Portfolio) seeks long-term growth of capital through active trading of equity securities selected on the basis of growth criteria, without regard to market capitalization.

FOCUSED TECHNET PORTFOLIO seeks long-term growth of capital through active trading of equity securities of companies that demonstrate the potential for long-term growth of capital and that the advisers believe will benefit significantly from technological advances or improvements, without regard to market capitalization.

FOCUSED GROWTH AND INCOME PORTFOLIO seeks long-term growth of capital and current income through active trading of equity securities selected to achieve a blend of growth companies, value companies and companies that the advisers believe have elements of growth and value, issued by large-cap companies. Each adviser may emphasize either a growth orientation or a value orientation at any particular time.

FOCUSED VALUE PORTFOLIO seeks long-term growth of capital through active trading of equity securities selected on the basis of value criteria, without regard to market capitalization.

                                                  [SUNAMERICA MUTUAL FUNDS LOGO]

INTERNATIONAL EQUITY PORTFOLIO seeks long-term growth of capital through active trading of equity securities and other securities with equity characteristics of non-U.S. issuers located in at least three countries other than the U.S. and selected without regard to market capitalization at the time of purchase.

Each Portfolio offers multiple classes of shares. The classes within each Portfolio are presented in the Statement of Assets and Liabilities. The cost structure for each class is as follows:

Class A shares--           Offered at net asset value per share plus an initial sales charge. Any purchases of Class A shares in excess of
                           $1,000,000 will be subject to a contingent deferred sales
                           charge on redemptions made within one year of purchase.
Class B shares--           Offered at net asset value per share without an initial
                           sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class B shares will convert automatically to
                           Class A shares on the first business day of the month after eight years from the issuance of such shares and at such
                           time will be subject to the lower distribution fee
                           applicable to Class A shares.
Class II shares--          Offered at net asset value per share plus an initial sales charge. Certain redemptions made within the first eighteen months of the date of purchase are subject to a contingent deferred sales charge.
Class Z shares--           Offered at net asset value per share exclusively for sale to employees participating in the SunAmerica profit sharing and retirement plan.

Each class of shares bears the same voting, dividend, liquidation and other rights and conditions. Class A, Class B and Class II shares each make distribution and account maintenance and service fee payments under the distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Act"), except that Class B and Class II shares are subject to higher distribution fee rates. There are no distribution or service fee payments applicable to Class Z. Effective December 1, 2000, the sales of Class C shares in the Focused Growth and Focused TechNet portfolios were suspended and the existing Class C shares of each of the portfolios were re-designated into Class II shares. As of January 1, 2001, Class Z shares of the International Equity Portfolio are no longer being offered for sale.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. The following is a summary of the significant accounting policies followed by the Portfolios in the preparation of their financial statements:

SECURITY VALUATIONS: Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Adviser to be over-the-counter, are valued at the quoted bid price provided by principal market makers. Securities listed on the New York Stock Exchange ("NYSE") or other national securities exchanges, are valued on the basis of the last sale price on the exchange on which they are primarily traded. If there is no sale on that day, then securities are valued at the closing bid price on the NYSE or other primary exchange for that day. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price is used. Securities that are traded on foreign exchanges are ordinarily valued at the last quoted sales price available before the time when the assets are valued. If a security's price is available from more than one foreign exchange, a Portfolio uses the exchange that is the primary market for the security. Values of

[SUNAMERICA MUTUAL FUNDS LOGO]
portfolio securities primarily traded on foreign exchanges are already translated into U.S. dollars when received from a quotation service. Options traded on national securities exchanges are valued as of the close of the exchange on which they are traded. Futures and options traded on commodities exchanges are valued at their last sale price as of the close of such exchange. The Portfolios may make use of a pricing service in the determination of their net asset values. Securities for which market quotations are not readily available and other assets are valued at fair value as determined pursuant to procedures adopted in good faith by the Directors. Short-term investments which mature in less than 60 days are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity exceeded 60 days.

REPURCHASE AGREEMENTS: The Portfolios, along with other affiliated registered investment companies, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. The Portfolios' custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark to market basis to ensure that the value, at the time the agreement is entered into, is equal to at least 102% of the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, a Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

Pursuant to exemptive relief granted by the Securities and Exchange Commission, the Portfolios are permitted to participate in joint repurchase agreement transactions with other affiliated mutual funds.

As of April 30, 2001, the Large-Cap Growth Portfolio, the Mid-Cap Growth Portfolio, the Multi-Cap Growth Portfolio, the Focused TechNet Portfolio, and the Focused Growth and Income Portfolio had a 1.4%, 0.3%, 5.5%, 2.9%, and 3.3% undivided interest, respectively, which represented $2,777,000, $617,000, $10,637,000, $5,545,000, and $6,316,000, respectively, in principal amount in a joint repurchase agreement with State Street Bank and Trust Co. As of such date the repurchase agreement in the joint account and the collateral therefore were as follows:

State Street Bank and Trust Co. Repurchase Agreement, 4.45% dated 4/30/01, in the principal amount of $192,662,000 repurchase price $192,685,815 due 5/01/01, collateralized by $49,320,000 U.S. Treasury Bonds 10.63% due 08/15/15, $19,770,000 U.S. Treasury Bonds 7.88% due 2/15/21 and $96,945,000 U.S. Treasury
Notes 5.50% due 7/31/01, approximate aggregate value $196,531,984.

As of April 30, 2001, the Focused TechNet Portfolio had a 1.7% undivided interest which represented $5,000,000 in principal amount in a joint repurchase agreement with UBS Warburg LLC. As of such date the repurchase agreement in the joint account and the collateral therefore were as follows:

UBS Warburg LLC Repurchase Agreement, 4.53% dated 4/30/01, in the principal amount of $300,000,000 repurchase price $300,037,750 due 5/01/01, collateralized by $200,000,000 U.S. Treasury Bonds 7.25% due 5/15/16, $50,000,000 U.S. Treasury
Bonds 6.25% due 8/15/23, and $19,170,000 U.S. Treasury Bonds 5.25% due 11/15/28,
approximate aggregate value $306,001,025.

                                                  [SUNAMERICA MUTUAL FUNDS LOGO]

As of April 30, 2001, the Large-Cap Value Portfolio had a 0.5% undivided interest which represented $775,000 in principal amount in a joint repurchase agreement with UBS Warburg LLC. As of such date the repurchase agreement in the joint account and the collateral therefore were as follows:

UBS Warburg LLC Repurchase Agreement, 4.52% dated 4/30/01, in the principal amount of $151,470,000 repurchase price $151,489,018 due 5/01/01, collateralized by $50,000,000 U.S. Treasury Bonds 6.13% due 8/15/29, and $98,557,000 U.S.
Treasury Notes 5.63% due 11/30/02, approximate aggregate value $154,905,827.

SECURITIES TRANSACTIONS, INVESTMENT INCOME, EXPENSES, DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: As customary in the mutual fund industry, securities transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date. Portfolios investing in foreign securities may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on either income or gains earned or repatriated. The Portfolios accrue such taxes when the related income is earned. The Portfolios amortize premiums and accrue discounts including original issue discounts for federal income tax purposes.

Net investment income, other than class specific expenses, and realized and unrealized gains and losses, is allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class).

Expenses common to all Portfolios, not directly related to individual Portfolios, are allocated among the Portfolios based upon their relative net asset value or other appropriate methods.

The Portfolios issue and redeem their shares, invest in securities and distribute dividends from net investment income and net realized gains which are paid in cash or are reinvested at the discretion of the shareholders. These activities are reported in the Statement of Changes in Net Assets.

Dividends from net investment income and capital gain distributions, if any, are paid annually. The Portfolios record dividends and distributions to their shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined and presented in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Net investment income/loss, net realized gain/loss, and net assets are not affected.

[SUNAMERICA MUTUAL FUNDS LOGO]

For the year ended October 31, 2000, the following reclassifications arising from book/tax differences were primarily the result of reclassifications due to net operating losses.

                                                               ACCUMULATED     ACCUMULATED
                                                              UNDISTRIBUTED   UNDISTRIBUTED        PAID
                                                              NET REALIZED    NET INVESTMENT        IN
                                                                GAIN/LOSS      INCOME/LOSS       CAPITAL
                                                              -------------   --------------   ------------
Large-Cap Growth Portfolio..................................   $(1,973,550)    $ 1,975,746     $     (2,196)
Mid-Cap Growth Portfolio....................................    (2,933,741)      2,942,745           (9,004)
Multi-Cap Growth Portfolio..................................    (6,350,340)      6,359,343           (9,003)
Large-Cap Value Portfolio...................................         6,509          (2,718)          (3,791)
Value Portfolio.............................................      (190,308)        207,156          (16,848)
Small-Cap Value Portfolio...................................        67,058         (42,630)         (24,428)
Focused Growth Portfolio....................................       --           20,327,638      (20,327,638)
Focused TechNet Portfolio...................................      (122,866)      1,413,742       (1,290,876)
Focused Growth and Income Portfolio.........................    (1,904,792)      1,906,988           (2,196)
Focused Value Portfolio.....................................      (180,810)        214,668          (33,858)
International Equity Portfolio..............................      (237,810)      1,132,182         (894,372)

FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at fiscal year-end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the changes in the market prices of portfolio securities sold during the year.

Realized foreign exchange gains and losses on other assets and liabilities and change in unrealized foreign exchange gains and losses on other assets and liabilities include foreign exchange gains and losses from currency gains or losses between the trade and settlement dates of securities transactions, the difference between the amounts of interest, dividends and foreign withholding taxes recorded on a Portfolio's books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to other assets and liabilities arising as a result of changes in the exchange rate.

FORWARD FOREIGN CURRENCY CONTRACTS: Certain portfolios may enter into forward foreign currency contracts ("forward contracts") to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates or to enhance return. A forward contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily using the forward rate and the change in market value is recorded by the Portfolio as unrealized gain or loss. On settlement date, the Portfolio records realized foreign exchange gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward contracts involve elements of risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contract.

FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract the Portfolios are required to pledge to the broker an

                                                  [SUNAMERICA MUTUAL FUNDS LOGO]
amount of cash or U.S. government securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. The Portfolios' activities in futures contracts are for hedging purposes and are conducted through regulated exchanges which do not result in counterparty credit risks. A Portfolio's participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. Pursuant to a contract the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolios as unrealized appreciation or depreciation. Futures contracts involve elements of risk in excess of the amount reflected in the Statement of Assets and Liabilities. When a contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

OPTIONS: An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. The premium paid by a Portfolio for the purchase of a call or a put option is included in the Portfolio's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current market value of the option. When a Portfolio writes a call or a put option, an amount equal to the premium received by the Portfolio is included in the Portfolio's Statement of Assets and Liabilities as a liability and is subsequently marked to market to reflect the current market value of the option written. If an option which the Portfolio has written either expires on its stipulated expiration date, or if the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Portfolio has written is exercised, the Portfolio realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which the Portfolio has written is exercised, the amount of the premium originally received reduces the cost basis of the security which the Portfolio purchased upon exercise of the option.

For the six months ended April 30, 2001, transactions in written option contracts were as follows:

                                                               INTERNATIONAL EQUITY
                                                                     PORTFOLIO
                                                              -----------------------
                                                               CONTRACTS     AMOUNT
                                                              -----------   ---------
Written option contracts as of 10/31/00.....................      --        $  --
Options written during the period...........................  (11,350,000)   (115,137)
Written options closed during the period....................    1,250,000         750
Written options expired during the period...................    8,850,000      --
Net realized gain on written options closed.................      --           70,325
                                                              -----------   ---------
Written option contracts as of 4/30/01......................   (1,250,000)  $ (44,062)
                                                              ===========   =========

ORGANIZATIONAL EXPENSES: Expenses incurred by SunAmerica in connection with the organization of each Portfolio, excluding the Focused TechNet and Focused Value Portfolios are being amortized on a straight line basis over a period not to exceed 60 months from the date the Portfolio commenced operations. Effective June 30, 1998, any organizational expenses will be expensed as incurred.

NOTE 3. INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT, DISTRIBUTION AGREEMENT AND SERVICES AGREEMENT

The Fund, on behalf of each Portfolio, has entered into an Investment Advisory and Management Agreement (the "Agreement") with SunAmerica. Under the Agreement, SunAmerica provides continuous supervision of the respective Portfolios and administers their corporate affairs, subject to general review by the Board of Directors (the

[SUNAMERICA MUTUAL FUNDS LOGO]

"Directors"). In connection therewith, SunAmerica furnishes the Fund with office facilities, maintains certain of the Fund's books and records, and pays for the salaries and expenses of all personnel, including officers of the Fund who are employees of SunAmerica and its affiliates. The annual rate of the investment advisory and management fee payable by each Portfolio to SunAmerica as full compensation for services and facilities furnished to the Fund is as follows:
1.00% of the average daily net assets of the Large-Cap Growth, Mid-Cap Growth, Multi-Cap Growth, Large-Cap Value, Value, Small-Cap Value, Focused Growth and Income and Focused Value Portfolios, respectively; .85% of the average daily net assets of the Focused Growth Portfolio; 1.25% of the average daily net assets of the Focused TechNet Portfolio; and 1.10% of the average daily net assets of the International Equity Portfolio.

The organizations described below act as Advisers to the Fund pursuant to Subadvisory Agreements with SunAmerica. Under the Subadvisory Agreements, the Advisers manage the investment and reinvestment of the assets of the respective Portfolios for which they are responsible. Each of the following Advisers is independent of SunAmerica (with the exception of the Large-Cap Growth, Mid-Cap Growth, Multi-Cap Growth, Focused TechNet and Focused Growth and Income Portfolios for which SunAmerica acts as an Adviser) and discharges its responsibilities subject to the policies of the Directors and the oversight and supervision of SunAmerica, which pays the Advisers' fees.

Large-Cap Growth Portfolio
      Janus Capital Corporation ("Janus")
      Jennison Associates LLC ("Jennison")
      SunAmerica

Mid-Cap Growth Portfolio
      Miller Anderson & Sherrerd, LLP ("MAS")
      SunAmerica
      T. Rowe Price Associates, Inc. ("T. Rowe Price")

Multi-Cap Growth Portfolio
      Janus
      SunAmerica
      Warburg Pincus Funds (part of
      Credit Suisse Asset Management)

Large-Cap Value Portfolio
      Thornburg Investment Management
      ("Thornburg")
      Davis Selected Advisers, L.P. ("Davis")
      Wellington Management Company, LLP

Value Portfolio
      Davis
      Neuberger & Berman, LLC ("Neuberger &
      Berman")
      American Century Investment Management, Inc.
      ("American Century")

Small-Cap Value Portfolio
      Berger LLC
      Lazard Asset Management ("Lazard")
      Third Avenue Advisers ("Third Avenue")

Focused Growth Portfolio
      Fred Alger Management, Inc. ("Alger")
      Jennison
      Marsico Capital Management, LLC ("Marsico")

Focused TechNet Portfolio
      Dresdner RCM Global Investors LLC
      SunAmerica
      Van Wagoner Capital Management

Focused Growth and Income Portfolio
      Marsico
      SunAmerica

Focused Value Portfolio
      American Century
      Third Avenue
      Thornburg

International Equity Portfolio
      T. Rowe Price International, Inc.
      Deutsche Asset Management, Inc.

                                                  [SUNAMERICA MUTUAL FUNDS LOGO]

Each Adviser is paid monthly by SunAmerica a fee equal to a percentage of the average daily net assets of the Portfolio allocated to the Adviser. For the six months ended April 30, 2001, SunAmerica paid the Advisers for each Portfolio the following, expressed as an annual percentage of the average daily net assets of each Portfolio: Large-Cap Growth Portfolio, .30%; Mid-Cap Growth Portfolio,
 .36%; Multi-Cap Growth Portfolio, .34%; Large-Cap Value Portfolio, .43%; Value Portfolio, .50%; Small-Cap Value Portfolio, .55%; Focused Growth Portfolio,
 .40%; Focused TechNet Portfolio, .46%; Focused Growth and Income Portfolio, .23%; Focused Value Portfolio, .50%; and International Equity Portfolio, .61%.
SunAmerica has agreed to waive fees or reimburse expenses, if necessary, to keep annual operating expenses at or below the following percentages of each Portfolio's average net assets: Large-Cap Growth Portfolio, Mid-Cap Growth Portfolio, Multi-Cap Growth Portfolio, Large-Cap Value Portfolio, Value Portfolio, and Small-Cap Value Portfolio 1.78% for Class A shares and 2.43% for Class B shares and Class II shares, respectively. Multi-Cap Growth Portfolio, Large-Cap Value Portfolio, Value Portfolio, and Small-Cap Value Portfolio 1.21% for Class Z shares. Focused TechNet Portfolio 1.97% for Class A shares, 2.62% for Class B, and Class II shares and 1.40% for Class Z shares. Focused Growth and Income Portfolio 1.45% for Class A shares, 2.10% for Class B and Class II shares and 0.88% for Class Z shares. Focused Value Portfolio 1.55% for Class A shares and 2.20% for Class B and Class II shares. International Equity Portfolio 2.03% for Class A shares and 2.68% for Class B and Class II shares. SunAmerica also may waive or reimburse additional amounts to increase the investment return to a Portfolio's investors. Further, any waivers or reimbursements made by SunAmerica with respect to a Portfolio are subject to recoupment from that Portfolio within the following two years, provided that the Portfolio is able to effect such payment to SunAmerica and remain in compliance with the foregoing expense limitations.

At April 30, 2001, expenses previously waived or reimbursed by SunAmerica that are subject to recoupment are as follows:

                                       MANAGEMENT
                                          FEES
                                       REIMBURSED
                                       ----------
Multi-Cap Growth.....................   $  2,466
Large-Cap Value......................     83,113
Value................................      2,704
Small-Cap Value......................    126,489
                                       MANAGEMENT
                                          FEES
                                       REIMBURSED
                                       ----------
Focused TechNet.                       $  140,773
Focused Growth and Income............    298,984
Focused Value........................    170,749
International Equity.................     52,893

                                          OTHER
                                         EXPENSES
                                        REIMBURSED
                                        ----------
Large-Cap Growth A....................   $ 29,450
Large-Cap Growth B....................     46,725
Large-Cap Growth II...................     17,840
Mid-Cap Growth A......................     27,998
Mid-Cap Growth B......................     43,619
Mid-Cap Growth II.....................     28,503
Multi-Cap Growth A....................     88,909
Multi-Cap Growth B....................     22,508
Multi-Cap Growth II...................     30,387
Multi-Cap Growth Z....................     55,241
Large-Cap Value A.....................     30,530
Large-Cap Value B.....................     33,872
Large-Cap Value II....................     37,341
Large-Cap Value Z.....................     58,313
Value A...............................     64,609
Value B...............................     52,743
Value II..............................     27,423
Value Z...............................     55,867
                                          OTHER
                                         EXPENSES
                                        REIMBURSED
                                        ----------
Small-Cap Value A.                      $   26,595
Small-Cap Value B.....................     32,838
Small-Cap Value II....................     27,379
Small-Cap Value Z.....................     52,459
Focused TechNet A.....................     64,612
Focused TechNet B.....................     46,971
Focused TechNet II....................     64,273
Focused TechNet Z.....................     27,414
Focused Growth and Income A...........    217,116
Focused Growth and Income B...........    290,605
Focused Growth and Income II..........    206,257
Focused Growth and Income Z...........     25,839
Focused Value A.......................    127,789
Focused Value B.......................    118,114
Focused Value II......................    184,577
International Equity A................     44,377
International Equity B................     60,558
International Equity II...............     39,356
International Equity Z................     44,528

[SUNAMERICA MUTUAL FUNDS LOGO]

For the six months ended April 30, 2001, the amounts repaid to the Adviser which are included in the management fee are as follows:

                                                               AMOUNT
                                                              RECOUPED
                                                              --------
Large-Cap Growth A..........................................  $   607
Large-Cap Growth B..........................................    2,792
Large-Cap Growth II.........................................    2,477
Mid-Cap Growth A............................................   10,882
Mid-Cap Growth B............................................   20,462
Mid-Cap Growth II...........................................    2,861
Multi-Cap Growth A..........................................   17,016
Multi-Cap Growth B..........................................   38,406
Multi-Cap Growth II.........................................    5,475
Value A.....................................................    4,216
Value B.....................................................   10,428
Value II....................................................      200
International Equity A......................................      108

The Fund, on behalf of each Portfolio, has entered into a Distribution Agreement with SunAmerica Capital Services, Inc. ("SACS" or the "Distributor"), an indirect wholly-owned subsidiary of SunAmerica Inc. Each Portfolio has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the Act. Rule 12b-1 under the Act permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares ("distribution expenses") in accordance with a plan adopted by the investment company's Board of Directors. Pursuant to such rule, the Directors and the shareholders of each class of shares of each Portfolio have adopted Distribution Plans hereinafter referred to as the "Class A Plan", "Class B Plan", and
"Class II Plan". In adopting the Distribution Plans, the Directors determined that there was a reasonable likelihood that each such Plan would benefit the Fund and the shareholders of the respective class. The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class.

Under the Class A Plan, Class B Plan, and Class II Plan, the Distributor receives payments from a Portfolio at an annual rate of up to 0.10%, 0.75% and 0.75%, respectively, of average daily net assets of such Portfolio's Class to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Fund shares, commissions and other expenses such as those incurred for sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the distributor under each Class' Plan may exceed the Distributor's distribution costs as described above. The Distribution Plans provide that each class of shares of each Portfolio may also pay the Distributor an account maintenance and service fee up to an annual rate of 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. Accordingly, for the six months ended April 30, 2001, SACS received fees (see Statement of Operations) based upon the aforementioned rates.

                                                  [SUNAMERICA MUTUAL FUNDS LOGO]

SACS receives sales charges on each Portfolio's Class A and Class II shares, portions of which are reallowed to affiliated broker-dealers and non-affiliated broker-dealers. SACS also receives the proceeds of contingent deferred sales charges paid by investors in connection with certain redemptions of each Portfolio's Class A, Class B and Class II shares. SACS has advised the Portfolios that for the six months ended April 30, 2001 the proceeds received from sales (and paid out to affiliated and non-affiliated broker-dealers) and redemptions are as follows:

                                                                      CLASS A                                  CLASS B
                                          ---------------------------------------------------------------   -------------
                                                                                             CONTINGENT      CONTINGENT
                                                            AFFILIATED     NON-AFFILIATED     DEFERRED        DEFERRED
                                          SALES CHARGES   BROKER-DEALERS   BROKER-DEALERS   SALES CHARGES   SALES CHARGES
                                          -------------   --------------   --------------   -------------   -------------
Large-Cap Growth Portfolio..............   $   88,714        $ 37,606        $   36,425        $--            $ 60,571
Mid-Cap Growth Portfolio................      121,036          52,153            50,686         --              48,648
Multi-Cap Growth Portfolio..............      363,723         203,870           108,482         --             140,534
Large-Cap Value Portfolio...............      108,691          53,452            36,964         --              38,938
Value Portfolio.........................      139,551          46,582            72,760         --              76,798
Small-Cap Value Portfolio...............       76,208          28,614            36,020         --              37,888
Focused Growth Portfolio................    2,042,095         546,137         1,229,448         13,269         857,091
Focused TechNet Portfolio...............    1,211,204         212,508           846,072         --             139,584
Focused Growth & Income Portfolio.......      355,787         135,977           170,974         --              96,103
Focused Value Portfolio.................    1,375,789         409,730           777,574         --              99,666
International Equity Portfolio..........       54,976          23,946            20,981         --              44,293

                                                                                 CLASS II
                                                        -----------------------------------------------------------
                                                                                                       CONTINGENT
                                                          SALES       AFFILIATED     NON-AFFILIATED     DEFERRED
                                                         CHARGES    BROKER-DEALERS   BROKER-DEALERS   SALES CHARGES
                                                        ---------   --------------   --------------   -------------
Large-Cap Growth Portfolio............................  $ 37,380       $ 10,973         $ 26,407        $  7,184
Mid-Cap Growth Portfolio..............................    30,274         14,484           15,790           5,980
Multi-Cap Growth Portfolio............................    50,751         22,012           28,739          14,601
Large-Cap Value Portfolio.............................    60,429         14,011           46,418           5,022
Value Portfolio.......................................    29,257         10,792           18,465           1,767
Small-Cap Value Portfolio.............................    35,759          9,606           26,153           2,059
Focused Growth Portfolio..............................   838,130        157,621          680,509         317,236
Focused TechNet Portfolio.............................   192,430         38,443          153,987          43,953
Focused Growth & Income Portfolio.....................    78,216         39,611           38,605          29,031
Focused Value Portfolio...............................   493,663        106,679          386,984          44,112
International Equity Portfolio........................    36,089         12,403           23,686           3,300

[SUNAMERICA MUTUAL FUNDS LOGO]

The Fund, on behalf of each Portfolio, has entered into a Service Agreement with SunAmerica Fund Services, Inc. ("SAFS"), an indirect wholly-owned subsidiary of SunAmerica Inc. Under the Service Agreement, SAFS performs certain shareholder account functions by assisting the Portfolios' transfer agent in connection with the services that it offers to the shareholders of the Portfolios. The Service Agreement, which permits the Portfolios to compensate SAFS for services rendered based upon an annual rate of 0.22% of average daily net assets, is approved annually by the Directors. For the six months ended April 30, 2001 the Portfolios incurred the following expenses, which are included in transfer agent fees in the Statement of Operations, to compensate SAFS pursuant to the terms of the Service Agreement.

                                                                                               PAYABLE AT
                                                            EXPENSE                          APRIL 30, 2001
                                              -----------------------------------   --------------------------------
                                               CLASS A     CLASS B      CLASS II    CLASS A     CLASS B    CLASS II
                                              ---------   ----------   ----------   --------   ---------   ---------
Large-Cap Growth Portfolio..................  $ 32,537    $   54,431   $   30,311   $ 4,731    $  7,807    $  4,524
Mid-Cap Growth Portfolio....................    54,000        87,987       27,807     7,593      12,379       3,935
Multi-Cap Growth Portfolio..................   137,566       191,835       61,231    18,613      26,658       8,313
Large-Cap Value Portfolio...................    24,871        40,851       26,059     4,423       7,052       4,765
Value Portfolio.............................    56,347        86,840       18,147     9,265      14,160       3,190
Small-Cap Value Portfolio...................    23,944        28,785       17,299     4,359       5,311       3,455
Focused Growth Portfolio....................   386,329       622,092      759,969    57,654      94,616     112,958
Focused TechNet Portfolio...................    70,926        52,533       66,779     7,931       5,980       7,570
Focused Growth and Income Portfolio.........    60,952        82,141       71,023     8,728      12,290      10,431
Focused Value Portfolio.....................    73,240        76,915      122,713    15,967      19,004      25,918
International Equity Portfolio..............    42,288        47,070       20,820     6,857       6,876       3,216

NOTE 4. PURCHASES AND SALES OF INVESTMENT SECURITIES

The cost of purchases and proceeds from sales and maturities of long-term investments during the six months ended April 30, 2001 were as follows:

                             LARGE-CAP       MID-CAP GROWTH   MULTI-CAP GROWTH   LARGE-CAP VALUE                     SMALL-CAP VALUE
                          GROWTH PORTFOLIO     PORTFOLIO         PORTFOLIO          PORTFOLIO      VALUE PORTFOLIO      PORTFOLIO
                          ----------------   --------------   ----------------   ---------------   ---------------   ---------------
Purchases (excluding
 U.S.
 government
 securities)............    $ 45,586,343      $117,942,720      $336,347,340       $45,219,669       $ 76,114,705      $34,502,386
Sales (excluding U.S.
 government
 securities)............      46,185,338       116,299,032       324,157,498        26,204,519         74,961,528       20,618,574

                                                               FOCUSED GROWTH
                            FOCUSED GROWTH   FOCUSED TECHNET     AND INCOME     FOCUSED VALUE    INTERNATIONAL
                              PORTFOLIO         PORTFOLIO        PORTFOLIO        PORTFOLIO     EQUITY PORTFOLIO
                            --------------   ---------------   --------------   -------------   ----------------
Purchases (excluding U.S.
 government securities)...  $1,508,789,739     $341,765,165     $176,801,206    $456,630,115      $100,195,772
Sales (excluding U.S.
 government securities)...   1,373,029,208      313,015,007      152,738,686     288,479,643       100,240,823

                                                  [SUNAMERICA MUTUAL FUNDS LOGO]

NOTE 5. TRANSACTIONS WITH AFFILIATES

The following Portfolios incurred brokerage commissions with affiliated brokers:

                                                                        FOCUSED     FOCUSED GROWTH                   INTERNATIONAL
                        MID-CAP GROWTH     VALUE     SMALL-CAP VALUE     GROWTH       AND INCOME     FOCUSED VALUE      EQUITY
                          PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO        PORTFOLIO       PORTFOLIO
                        --------------   ---------   ---------------   ----------   --------------   -------------   -------------
Deutsche Asset
 Management...........      $--           $ --           -$-           $   --          $--             $ --              $  912
Deutsche Bank Group...      --              --           --                --           --               --              11,926
Deutsche Morgan
 Grenfell.............      --              --           --                --           --               --               1,642
Fred Alger & Co.,
 Inc..................      --              --           --               238,381       --               --              --
Jardine Fleming
 Securities Ltd.......      --              --           --                --           --               --                 310
J.P. Morgan
 Securities, Inc......      --              2,065        --                --           --               17,820          --
M.J. Whitman..........      --              --            24,309           --           --               --              --
Montgomery
 Securities, Inc......      --              --           --                82,819       12,242           --              --
Morgan Stanley, Dean
 Witter & Co..........       5,466          --           --                --           --               --              --
Neuberger & Berman
 Management, Inc......      --             23,313        --                --           --               --              --
Prudential Securities,
 Inc..................      --              --           --                 2,376       --               --              --

As disclosed in the investment portfolio, certain Portfolios own common stock issued by American International Group, Inc. ("AIG"). Effective January 1, 1999, SunAmerica, the investment adviser, became a wholly owned subsidiary of AIG. For the six months ended April 30, 2001 the following portfolios recorded realized gains/losses and income on security transactions of AIG and subsidiaries of AIG as follows:

                                                                                      REALIZED
                                                           SECURITY                   GAIN/LOSS    INCOME
                                           -----------------------------------------  ---------   --------
Large-Cap Growth Portfolio                 American International Group, Inc.            --         2,074
Mid-Cap Growth Portfolio                   Crown Castle International Corp.             12,390      --
Large-Cap Value Portfolio                  American General Corp.                       18,097      5,604
Large-Cap Value Portfolio                  American International Group, Inc.            --           156
Large-Cap Value Portfolio                  TransAtlantic Holdings, Inc.                  --         2,187
Value Portfolio                            American International Group, Inc.            --           231
Value Portfolio                            TransAtlantic Holdings, Inc.                 48,494      1,283
Small-Cap Value Portfolio                  IPC Holdings Ltd.                            (4,816)     --

During the six months ended April 30, 2001 the Mid-Cap Growth Portfolio invested in the T. Rowe Price Reserve Investment Fund, an open-end management investment company managed by T. Rowe Price Associates, Inc. The fund pays no investment management fees and was utilized as a cash management option. Distributions from the fund totaled $52,822 and are reflected as interest income in the accompanying Statement of Operations.

[SUNAMERICA MUTUAL FUNDS LOGO]

NOTE 6. FEDERAL INCOME TAXES

The Portfolios intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of their taxable income, including any net realized gain on investments, to their shareholders. Therefore, no federal tax provisions are required.

The amounts of aggregate unrealized gain (loss) and the cost of investment securities for book purposes, including short-term securities and repurchase agreements, were as follows:

                       LARGE-CAP GROWTH   MID-CAP GROWTH   MULTI-CAP GROWTH   LARGE-CAP VALUE                     SMALL-CAP VALUE
                          PORTFOLIO         PORTFOLIO         PORTFOLIO          PORTFOLIO      VALUE PORTFOLIO      PORTFOLIO
                       ----------------   --------------   ----------------   ---------------   ---------------   ---------------
Cost.................    $ 97,516,600      $140,051,903      $310,245,923       $88,173,661       $138,959,971      $69,608,755
                         ============      ============      ============       ===========       ============      ===========
Appreciation.........    $ 11,238,148      $ 18,445,641      $ 43,194,032       $10,514,995       $ 17,308,025      $11,632,837
Depreciation.........      (7,087,215)      (13,055,171)      (26,060,510)       (3,531,912)        (4,413,628)      (3,483,461)
                         ------------      ------------      ------------       -----------       ------------      -----------
Net unrealized
 appreciation........    $  4,150,933      $  5,390,470      $ 17,133,522       $ 6,983,083       $ 12,894,397      $ 8,149,376
                         ============      ============      ============       ===========       ============      ===========

                                                               FOCUSED GROWTH
                            FOCUSED GROWTH   FOCUSED TECHNET     AND INCOME     FOCUSED VALUE    INTERNATIONAL
                              PORTFOLIO         PORTFOLIO        PORTFOLIO        PORTFOLIO     EQUITY PORTFOLIO
                            --------------   ---------------   --------------   -------------   ----------------
Cost......................  $1,607,855,400     $139,818,267     $189,236,774    $344,689,618      $102,649,592
                            ==============     ============     ============    ============      ============
Appreciation..............  $   85,083,540     $  6,393,035     $  8,457,232    $ 33,455,677      $  3,127,624
Depreciation..............    (101,243,826)     (14,605,425)     (10,968,607)     (4,492,558)       (7,736,515)
                            --------------     ------------     ------------    ------------      ------------
Net unrealized
 appreciation
 (depreciation)...........  $  (16,160,286)    $ (8,212,390)    $ (2,511,375)   $ 28,963,119      $ (4,608,891)
                            ==============     ============     ============    ============      ============

At October 31, 2000 Small-Cap Value Portfolio had a capital loss carryforward of $32,801 which will expire 2007, which is available to the extent provided in regulations.

Small-Cap Value Portfolio and International Equity Portfolio utilized capital loss carryforwards of $2,329,926 and $1,540,956, respectively, to offset net taxable gains realized and recognized in the year ended October 31, 2000.

NOTE 7. OPEN FORWARD CURRENCY CONTRACTS

At April 30, 2001, the International Equity Portfolio held forward foreign currency exchange contracts ("forward contracts") in order to hedge against changes in future foreign exchange rates and enhance return. Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Portfolio bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contracts. International Equity Portfolio held the following forward currency contracts at April 30, 2001.

                                                 GROSS
   CONTRACT             IN         DELIVERY    UNREALIZED
  TO DELIVER       EXCHANGE FOR      DATE     APPRECIATION
---------------  ----------------  --------   ------------
USD     750,000  JPY   93,261,000   5/01/01      $ 4,849
JPY  93,261,000  USD      759,053   5/01/01        4,203
SGD     451,250  USD      250,000   5/17/01        1,958
EUR   1,250,000  JPY  138,000,000   5/07/01        7,857
EUR   1,250,000  JPY  138,000,000   5/07/01        1,001
                                                 -------
                                                  19,868
                                                 =======

                                                  [SUNAMERICA MUTUAL FUNDS LOGO]

NOTE 8. CAPITAL SHARE TRANSACTIONS

Transactions in shares of each class of each series were as follows:

                                        LARGE-CAP GROWTH PORTFOLIO
                           -----------------------------------------------------
                                                  CLASS A
                           -----------------------------------------------------
                              FOR THE SIX MONTHS             FOR THE YEAR
                             ENDED APRIL 30, 2001                ENDED
                                  (UNAUDITED)              OCTOBER 31, 2000
                           -------------------------   -------------------------
                             SHARES        AMOUNT        SHARES        AMOUNT
                           ----------   ------------   ----------   ------------
Shares sold..............     417,552   $  6,449,356    2,804,568   $ 59,379,497
Reinvested dividends.....     183,760      2,975,077       42,096        809,498
Shares redeemed..........    (394,926)    (6,155,470)  (2,584,228)   (54,679,854)
                           ----------   ------------   ----------   ------------
Net increase.............     206,386   $  3,268,963      262,436   $  5,509,141
                           ==========   ============   ==========   ============

                                        LARGE-CAP GROWTH PORTFOLIO
                           ----------------------------------------------------
                                                 CLASS B
                           ----------------------------------------------------
                              FOR THE SIX MONTHS            FOR THE YEAR
                             ENDED APRIL 30, 2001               ENDED
                                 (UNAUDITED)              OCTOBER 31, 2000
                           ------------------------   -------------------------
                            SHARES        AMOUNT        SHARES        AMOUNT
                           ---------   ------------   ----------   ------------
Shares sold..............    432,699   $  6,371,553      704,144   $ 14,272,142
Reinvested dividends.....    307,434      4,860,532       72,124      1,366,039
Shares redeemed..........   (445,978)    (6,392,362)    (572,227)   (11,573,383)
                           ---------   ------------   ----------   ------------
Net increase.............    294,155   $  4,839,723      204,041   $  4,064,798
                           =========   ============   ==========   ============

                                                              -----------------------------------------------------
                                                                                    CLASS II
                                                              -----------------------------------------------------
                                                                 FOR THE SIX MONTHS
                                                                ENDED APRIL 30, 2001         FOR THE YEAR ENDED
                                                                     (UNAUDITED)              OCTOBER 31, 2000
                                                              -------------------------   -------------------------
                                                                SHARES        AMOUNT        SHARES        AMOUNT
                                                              ----------   ------------   ----------   ------------
Shares sold.................................................     374,797   $  5,622,574      841,576   $ 17,099,316
Reinvested dividends........................................     169,723      2,683,307       28,191        533,653
Shares redeemed.............................................    (256,881)    (4,027,839)    (224,662)    (4,522,031)
                                                              ----------   ------------   ----------   ------------
Net increase................................................     287,639   $  4,278,042      645,105   $ 13,110,938
                                                              ==========   ============   ==========   ============

                                                       MID-CAP GROWTH PORTFOLIO
                           --------------------------------------------------------------------------------
                                                  CLASS A                                  CLASS B
                           -----------------------------------------------------   ------------------------
                              FOR THE SIX MONTHS                                      FOR THE SIX MONTHS
                             ENDED APRIL 30, 2001         FOR THE YEAR ENDED         ENDED APRIL 30, 2001
                                  (UNAUDITED)              OCTOBER 31, 2000              (UNAUDITED)
                           -------------------------   -------------------------   ------------------------
                             SHARES        AMOUNT        SHARES        AMOUNT       SHARES        AMOUNT
                           ----------   ------------   ----------   ------------   ---------   ------------
Shares sold..............   4,661,029   $ 73,249,817    3,942,691   $ 85,479,859     701,812   $ 10,295,255
Reinvested dividends.....     792,038     11,769,684      242,595      4,397,870   1,310,079     18,747,229
Shares redeemed..........  (4,624,677)   (73,012,720)  (3,644,967)   (78,982,006)   (640,399)    (8,953,922)
                           ----------   ------------   ----------   ------------   ---------   ------------
Net increase.............     828,390   $ 12,006,781      540,319   $ 10,895,723   1,371,492   $ 20,088,562
                           ==========   ============   ==========   ============   =========   ============

                           MID-CAP GROWTH PORTFOLIO
                           -------------------------
                                    CLASS B
                           -------------------------

                              FOR THE YEAR ENDED
                               OCTOBER 31, 2000
                           -------------------------
                             SHARES        AMOUNT
                           ----------   ------------
Shares sold..............   1,038,210   $ 22,123,768
Reinvested dividends.....     417,359      7,395,601
Shares redeemed..........    (845,515)   (17,852,401)
                           ----------   ------------
Net increase.............     610,054   $ 11,666,968
                           ==========   ============

                                                              -----------------------------------------------------
                                                                                    CLASS II
                                                              -----------------------------------------------------
                                                                 FOR THE SIX MONTHS
                                                                ENDED APRIL 30, 2001            FOR THE YEAR
                                                                     (UNAUDITED)           ENDED OCTOBER 31, 2000
                                                              -------------------------   -------------------------
                                                                SHARES        AMOUNT        SHARES        AMOUNT
                                                              ----------   ------------   ----------   ------------
Shares sold.................................................     363,657   $  5,437,530    1,286,559   $ 27,322,308
Reinvested dividends........................................     394,992      5,660,241       70,909      1,257,930
Shares redeemed.............................................    (401,656)    (6,515,990)    (589,861)   (12,651,626)
                                                              ----------   ------------   ----------   ------------
Net increase................................................     356,993   $  4,581,781      767,607   $ 15,928,612
                                                              ==========   ============   ==========   ============

[SUNAMERICA MUTUAL FUNDS LOGO]

                                        MULTI-CAP GROWTH PORTFOLIO
                          ------------------------------------------------------
                                                 CLASS A
                          ------------------------------------------------------
                              FOR THE SIX MONTHS
                             ENDED APRIL 30, 2001         FOR THE YEAR ENDED
                                 (UNAUDITED)               OCTOBER 31, 2000
                          --------------------------   -------------------------
                            SHARES        AMOUNT         SHARES        AMOUNT
                          ----------   -------------   ----------   ------------
Shares sold.............   3,441,939   $ 75,783,728     5,545,038   $182,577,265
Reinvested dividends....     974,185     21,919,220       357,444     10,308,675
Shares redeemed.........  (3,808,453)   (83,808,705)   (4,529,052)  (147,881,704)
                          ----------   ------------    ----------   ------------
Net increase............     607,671   $ 13,894,243     1,373,430   $ 45,004,236
                          ==========   ============    ==========   ============

                                       MULTI-CAP GROWTH PORTFOLIO
                          -----------------------------------------------------
                                                 CLASS B
                          -----------------------------------------------------
                             FOR THE SIX MONTHS
                            ENDED APRIL 30, 2001         FOR THE YEAR ENDED
                                 (UNAUDITED)              OCTOBER 31, 2000
                          -------------------------   -------------------------
                            SHARES        AMOUNT        SHARES        AMOUNT
                          ----------   ------------   ----------   ------------
Shares sold.............     818,265   $ 17,357,729    2,311,075   $ 75,001,611
Reinvested dividends....   1,500,020     32,543,379      575,071     16,205,493
Shares redeemed.........    (989,205)   (19,889,879)  (1,182,047)   (38,191,105)
                          ----------   ------------   ----------   ------------
Net increase............   1,329,080   $ 30,011,229    1,704,099   $ 53,015,999
                          ==========   ============   ==========   ============

                           --------------------------------------------------------------------------------
                                                 CLASS II                                  CLASS Z
                           -----------------------------------------------------   ------------------------
                              FOR THE SIX MONTHS                                      FOR THE SIX MONTHS
                             ENDED APRIL 30, 2001         FOR THE YEAR ENDED         ENDED APRIL 30, 2001
                                  (UNAUDITED)              OCTOBER 31, 2000              (UNAUDITED)
                           -------------------------   -------------------------   ------------------------
                             SHARES        AMOUNT        SHARES        AMOUNT       SHARES        AMOUNT
                           ----------   ------------   ----------   ------------   ---------   ------------
Shares sold..............     411,071   $  8,808,070    2,105,072   $ 69,292,822      51,908   $  1,168,095
Reinvested dividends.....     471,275     10,226,663       98,653      2,779,056      22,318        512,871
Shares redeemed..........    (582,953)   (12,173,818)    (846,194)   (27,683,232)    (62,913)    (1,317,980)
                           ----------   ------------   ----------   ------------   ---------   ------------
Net increase.............     299,393   $  6,860,915    1,357,531   $ 44,388,646      11,313   $    362,986
                           ==========   ============   ==========   ============   =========   ============

                           -------------------------
                                    CLASS Z
                           -------------------------

                              FOR THE YEAR ENDED
                               OCTOBER 31, 2000
                           -------------------------
                             SHARES        AMOUNT
                           ----------   ------------
Shares sold..............      95,589   $  3,429,275
Reinvested dividends.....       2,769         80,760
Shares redeemed..........     (19,894)      (742,594)
                           ----------   ------------
Net increase.............      78,464   $  2,767,441
                           ==========   ============

                                         LARGE-CAP VALUE PORTFOLIO
                           -----------------------------------------------------
                                                  CLASS A
                           -----------------------------------------------------
                              FOR THE SIX MONTHS
                             ENDED APRIL 30, 2001         FOR THE YEAR ENDED
                                  (UNAUDITED)              OCTOBER 31, 2000
                           -------------------------   -------------------------
                             SHARES        AMOUNT        SHARES        AMOUNT
                           ----------   ------------   ----------   ------------
Shares sold..............   1,050,576   $ 15,860,589      556,939   $  8,129,946
Reinvested dividends.....      58,065        859,350       24,508        329,881
Shares redeemed..........    (624,706)    (9,375,939)    (477,580)    (6,819,039)
                           ----------   ------------   ----------   ------------
Net increase
 (decrease)..............     483,935   $  7,344,000      103,867   $  1,640,788
                           ==========   ============   ==========   ============

                                        LARGE-CAP VALUE PORTFOLIO
                           ----------------------------------------------------
                                                 CLASS B
                           ----------------------------------------------------
                              FOR THE SIX MONTHS
                             ENDED APRIL 30, 2001        FOR THE YEAR ENDED
                                 (UNAUDITED)              OCTOBER 31, 2000
                           ------------------------   -------------------------
                            SHARES        AMOUNT        SHARES        AMOUNT
                           ---------   ------------   ----------   ------------
Shares sold..............    835,945   $ 12,324,014      768,185   $ 10,929,493
Reinvested dividends.....     82,332      1,202,867       46,586        618,192
Shares redeemed..........   (389,535)    (5,663,145)    (861,484)   (11,982,165)
                           ---------   ------------   ----------   ------------
Net increase
 (decrease)..............    528,742   $  7,863,736      (46,713)  $   (434,480)
                           =========   ============   ==========   ============

                           --------------------------------------------------------------------------------
                                                 CLASS II                                  CLASS Z
                           -----------------------------------------------------   ------------------------
                              FOR THE SIX MONTHS                                      FOR THE SIX MONTHS
                             ENDED APRIL 30, 2001         FOR THE YEAR ENDED         ENDED APRIL 30, 2001
                                  (UNAUDITED)              OCTOBER 31, 2000              (UNAUDITED)
                           -------------------------   -------------------------   ------------------------
                             SHARES        AMOUNT        SHARES        AMOUNT       SHARES        AMOUNT
                           ----------   ------------   ----------   ------------   ---------   ------------
Shares sold..............     838,781   $ 12,307,420      827,329   $ 11,862,060      41,674   $    638,472
Reinvested dividends.....      50,194        733,840       18,802        249,512       3,541         52,899
Shares redeemed..........    (304,264)    (4,517,741)    (334,155)    (4,681,716)    (29,475)      (450,405)
                           ----------   ------------   ----------   ------------   ---------   ------------
Net increase.............     584,711   $  8,523,519      511,976   $  7,429,856      15,740   $    240,966
                           ==========   ============   ==========   ============   =========   ============

                           -------------------------
                                    CLASS Z
                           -------------------------

                              FOR THE YEAR ENDED
                               OCTOBER 31, 2000
                           -------------------------
                             SHARES        AMOUNT
                           ----------   ------------
Shares sold..............      41,436   $    595,526
Reinvested dividends.....         388          5,291
Shares redeemed..........      (2,498)       (36,767)
                           ----------   ------------
Net increase.............      39,326   $    564,050
                           ==========   ============

                                                  [SUNAMERICA MUTUAL FUNDS LOGO]

                                                            VALUE PORTFOLIO
                             ------------------------------------------------------------------------------
                                                    CLASS A                                 CLASS B
                             -----------------------------------------------------   ----------------------
                                FOR THE SIX MONTHS                                     FOR THE SIX MONTHS
                               ENDED APRIL 30, 2001         FOR THE YEAR ENDED        ENDED APRIL 30, 2001
                                    (UNAUDITED)              OCTOBER 31, 2000             (UNAUDITED)
                             -------------------------   -------------------------   ----------------------
                               SHARES        AMOUNT        SHARES        AMOUNT       SHARES      AMOUNT
                             ----------   ------------   ----------   ------------   --------   -----------
Shares sold................     514,643   $  8,309,672    1,102,909   $ 18,735,808    638,503   $ 9,981,104
Reinvested dividends.......     338,856      5,296,315      154,190      2,470,123    511,413     7,752,992
Shares redeemed............    (470,052)    (7,700,749)  (1,809,586)   (30,432,940)  (502,393)   (7,833,102)
                             ----------   ------------   ----------   ------------   --------   -----------
Net increase (decrease)....     383,447   $  5,905,238     (552,487)  $ (9,227,009)   647,523   $ 9,900,994
                             ==========   ============   ==========   ============   ========   ===========

                                  VALUE PORTFOLIO
                             -------------------------
                                      CLASS B
                             -------------------------

                                FOR THE YEAR ENDED
                                 OCTOBER 31, 2000
                             -------------------------
                               SHARES        AMOUNT
                             ----------   ------------
Shares sold................     603,050   $  9,938,468
Reinvested dividends.......     234,181      3,676,670
Shares redeemed............  (2,018,900)   (32,978,283)
                             ----------   ------------
Net increase (decrease)....  (1,181,669)  $(19,363,145)
                             ==========   ============

                             ------------------------------------------------------------------------------
                                                   CLASS II                                 CLASS Z
                             -----------------------------------------------------   ----------------------
                                FOR THE SIX MONTHS                                     FOR THE SIX MONTHS
                               ENDED APRIL 30, 2001         FOR THE YEAR ENDED        ENDED APRIL 30, 2001
                                    (UNAUDITED)              OCTOBER 31, 2000             (UNAUDITED)
                             -------------------------   -------------------------   ----------------------
                               SHARES        AMOUNT        SHARES        AMOUNT       SHARES      AMOUNT
                             ----------   ------------   ----------   ------------   --------   -----------
Shares sold................     496,662   $  7,803,672      381,927   $  6,341,806      9,194   $   150,686
Reinvested dividends.......      97,604      1,479,681       30,627        480,839      2,426        38,546
Shares redeemed............    (260,764)    (4,047,630)    (351,968)    (5,785,937)    (5,251)      (85,462)
                             ----------   ------------   ----------   ------------   --------   -----------
Net increase...............     333,502   $  5,235,723       60,586   $  1,036,708      6,369   $   103,770
                             ==========   ============   ==========   ============   ========   ===========

                             -------------------------
                                      CLASS Z
                             -------------------------

                                FOR THE YEAR ENDED
                                 OCTOBER 31, 2000
                             -------------------------
                               SHARES        AMOUNT
                             ----------   ------------
Shares sold................      24,322   $    402,385
Reinvested dividends.......         209          3,372
Shares redeemed............      (9,275)      (157,613)
                             ----------   ------------
Net increase...............      15,256   $    248,144
                             ==========   ============

                                           SMALL-CAP VALUE PORTFOLIO
                             -----------------------------------------------------
                                                    CLASS A
                             -----------------------------------------------------
                                FOR THE SIX MONTHS
                               ENDED APRIL 30, 2001         FOR THE YEAR ENDED
                                    (UNAUDITED)              OCTOBER 31, 2000
                             -------------------------   -------------------------
                               SHARES        AMOUNT        SHARES        AMOUNT
                             ----------   ------------   ----------   ------------
Shares sold................   2,565,268   $ 37,980,437      568,851   $  7,368,683
Reinvested dividends.......      --            --            --            --
Shares redeemed............  (2,191,572)   (32,100,039)    (656,697)    (8,296,523)
                             ----------   ------------   ----------   ------------
Net increase (decrease)....     373,696   $  5,880,398      (87,846)  $   (927,840)
                             ==========   ============   ==========   ============

                                         SMALL-CAP VALUE PORTFOLIO
                             --------------------------------------------------
                                                  CLASS B
                             --------------------------------------------------
                               FOR THE SIX MONTHS
                              ENDED APRIL 30, 2001       FOR THE YEAR ENDED
                                  (UNAUDITED)             OCTOBER 31, 2000
                             ----------------------   -------------------------
                              SHARES      AMOUNT        SHARES        AMOUNT
                             --------   -----------   ----------   ------------
Shares sold................   546,510   $ 8,139,272      408,116   $  5,138,586
Reinvested dividends.......     --          --            --            --
Shares redeemed............  (173,061)   (2,572,130)    (710,527)    (8,765,164)
                             --------   -----------   ----------   ------------
Net increase (decrease)....   373,449   $ 5,567,142     (302,411)  $ (3,626,578)
                             ========   ===========   ==========   ============

                             ------------------------------------------------------------------------------
                                                   CLASS II                                 CLASS Z
                             -----------------------------------------------------   ----------------------
                                FOR THE SIX MONTHS                                     FOR THE SIX MONTHS
                               ENDED APRIL 30, 2001         FOR THE YEAR ENDED        ENDED APRIL 30, 2001
                                    (UNAUDITED)              OCTOBER 31, 2000             (UNAUDITED)
                             -------------------------   -------------------------   ----------------------
                               SHARES        AMOUNT        SHARES        AMOUNT       SHARES      AMOUNT
                             ----------   ------------   ----------   ------------   --------   -----------
Shares sold................     473,611   $  7,090,867      487,782   $  6,134,037     34,068   $   542,799
Reinvested dividends.......      --            --            --            --           --          --
Shares redeemed............     (52,959)      (778,797)    (220,774)    (2,740,732)   (11,553)     (182,769)
                             ----------   ------------   ----------   ------------   --------   -----------
Net increase...............     420,652   $  6,312,070      267,008   $  3,393,305     22,515   $   360,030
                             ==========   ============   ==========   ============   ========   ===========

                             -------------------------
                                      CLASS Z
                             -------------------------

                                FOR THE YEAR ENDED
                                 OCTOBER 31, 2000
                             -------------------------
                               SHARES        AMOUNT
                             ----------   ------------
Shares sold................      25,521   $    321,270
Reinvested dividends.......      --            --
Shares redeemed............      (3,377)       (42,612)
                             ----------   ------------
Net increase...............      22,144   $    278,658
                             ==========   ============

[SUNAMERICA MUTUAL FUNDS LOGO]

                                                    FOCUSED GROWTH PORTFOLIO
                       -----------------------------------------------------------------------------------
                                              CLASS A                                    CLASS B
                       ------------------------------------------------------   --------------------------
                          FOR THE SIX MONTHS                                        FOR THE SIX MONTHS
                         ENDED APRIL 30, 2001          FOR THE YEAR ENDED          ENDED APRIL 30, 2001
                              (UNAUDITED)               OCTOBER 31, 2000               (UNAUDITED)
                       -------------------------   --------------------------   --------------------------
                         SHARES        AMOUNT        SHARES        AMOUNT         SHARES        AMOUNT
                       ----------   ------------   ----------   -------------   ----------   -------------
Shares sold..........   4,717,323   $ 87,374,958   18,005,084   $ 426,833,003    5,385,646   $  97,283,145
Reinvested
 dividends...........     512,418      9,953,418       39,548         857,223      810,673      15,475,754
Shares redeemed......  (4,491,730)   (81,748,596)  (8,171,245)   (193,676,077)  (3,893,120)    (68,908,346)
                       ----------   ------------   ----------   -------------   ----------   -------------
Net increase.........     738,011   $ 15,579,780    9,873,387   $ 234,014,149    2,303,199   $  43,850,553
                       ==========   ============   ==========   =============   ==========   =============

                        FOCUSED GROWTH PORTFOLIO
                       ---------------------------
                                 CLASS B
                       ---------------------------

                           FOR THE YEAR ENDED
                            OCTOBER 31, 2000
                       ---------------------------
                         SHARES         AMOUNT
                       -----------   -------------
Shares sold..........   19,471,011   $457,793,452
Reinvested
 dividends...........       61,872      1,330,103
Shares redeemed......   (3,457,019)   (80,320,988)
                       -----------   ------------
Net increase.........   16,075,864   $378,802,567
                       ===========   ============

                       -----------------------------------------------------------------------------------
                                              CLASS C                                    CLASS II
                       ------------------------------------------------------   --------------------------
                            FOR THE PERIOD               FOR THE PERIOD
                           NOVEMBER 1, 2000              MAY 22, 2000*              FOR THE SIX MONTHS
                                THROUGH                     THROUGH                ENDED APRIL 30, 2001
                           DECEMBER 1, 2000#            OCTOBER 31, 2000               (UNAUDITED)
                       -------------------------   --------------------------   --------------------------
                         SHARES        AMOUNT        SHARES        AMOUNT         SHARES        AMOUNT
                       ----------   ------------   ----------   -------------   ----------   -------------
Shares sold..........      57,651   $  1,173,870      296,208   $   6,879,245    5,611,907   $ 102,568,718
Shares increased in
 connection with the
 re-designation of
 Class C shares (Note
 1)..................         N/A            N/A          N/A             N/A      344,794       7,863,826
Reinvested
 dividends...........          --             --           --              --    1,106,970      21,135,764
Shares decreased in
 connection with the
 re-designation of
 Class C shares (Note
 1)..................    (344,794)    (7,863,826)         N/A             N/A          N/A             N/A
Shares redeemed......      (5,514)      (110,767)      (3,551)        (78,522)  (5,887,436)   (104,833,354)
                       ----------   ------------   ----------   -------------   ----------   -------------
Net increase.........    (292,657)  $ (6,800,723)     292,657   $   6,800,723    1,176,235   $  26,734,954
                       ==========   ============   ==========   =============   ==========   =============

                       ---------------------------
                                CLASS II
                       ---------------------------

                           FOR THE YEAR ENDED
                            OCTOBER 31, 2000
                       ---------------------------
                         SHARES         AMOUNT
                       -----------   -------------
Shares sold..........   26,885,898   $633,273,683
Shares increased in
 connection with the
 re-designation of
 Class C shares (Note
 1)..................          N/A            N/A
Reinvested
 dividends...........       67,304      1,452,430
Shares decreased in
 connection with the
 re-designation of
 Class C shares (Note
 1)..................          N/A            N/A
Shares redeemed......   (3,164,874)   (73,834,970)
                       -----------   ------------
Net increase.........   23,788,328   $560,891,143
                       ===========   ============

                                                                                     CLASS Z
                                                              ------------------------------------------------------
                                                                 FOR THE SIX MONTHS
                                                                 ENDED APRIL 30,2001          FOR THE YEAR ENDED
                                                                     (UNAUDITED)               OCTOBER 31, 2000
                                                              ------------------------------------------------------
                                                              -------------------------   --------------------------
                                                                SHARES        AMOUNT        SHARES        AMOUNT
                                                              ----------   ------------   ----------   -------------
Shares sold.................................................     107,032   $  1,933,180      572,575   $  13,739,145
Reinvested dividends........................................      16,607        324,839          699          15,284
Shares redeemed.............................................    (103,379)    (1,949,839)    (124,899)     (3,004,863)
                                                              ----------   ------------   ----------   -------------
Net increase................................................      20,260   $    308,180      448,375   $  10,749,566
                                                              ==========   ============   ==========   =============

*   Inception of the class
# Effective December 1, 2000 Class C shares were re-designated into Class II shares.

                                                  [SUNAMERICA MUTUAL FUNDS LOGO]

                                                    FOCUSED TECHNET PORTFOLIO
                       -----------------------------------------------------------------------------------
                                              CLASS A                                    CLASS B
                       ------------------------------------------------------   --------------------------
                                                         FOR THE PERIOD
                          FOR THE SIX MONTHS             MAY 22, 2000+              FOR THE SIX MONTHS
                         ENDED APRIL 30, 2001               THROUGH                ENDED APRIL 30, 2001
                              (UNAUDITED)               OCTOBER 31, 2000               (UNAUDITED)
                       -------------------------   --------------------------   --------------------------
                         SHARES        AMOUNT        SHARES        AMOUNT         SHARES        AMOUNT
                       ----------   ------------   ----------   -------------   ----------   -------------
Shares sold..........   2,979,540   $ 31,699,556    7,326,454   $ 110,309,780    1,967,203   $  19,472,622
Reinvested
 dividends...........          --             --           --              --           --              --
Shares redeemed......  (1,731,547)   (15,990,103)  (1,568,216)    (22,836,318)  (1,112,952)    (10,111,773)
                       ----------   ------------   ----------   -------------   ----------   -------------
Net increase.........   1,247,993   $ 15,709,453    5,758,238   $  87,473,462      854,251   $   9,360,849
                       ==========   ============   ==========   =============   ==========   =============

                       FOCUSED TECHNET PORTFOLIO
                       --------------------------
                                CLASS B
                       --------------------------
                             FOR THE PERIOD
                             MAY 22, 2000+
                                THROUGH
                            OCTOBER 31, 2000
                       --------------------------
                         SHARES        AMOUNT
                       ----------   -------------
Shares sold..........   4,931,194   $ 76,421,481
Reinvested
 dividends...........          --             --
Shares redeemed......    (400,798)    (6,608,778)
                       ----------   ------------
Net increase.........   4,530,396   $ 69,812,703
                       ==========   ============

                       -----------------------------------------------------------------------------------
                                              CLASS C                                    CLASS II
                       ------------------------------------------------------   --------------------------
                            FOR THE PERIOD               FOR THE PERIOD
                           NOVEMBER 1, 2000              MAY 22, 2000+              FOR THE SIX MONTHS
                                THROUGH                     THROUGH                ENDED APRIL 30, 2001
                           DECEMBER 1, 2000#            OCTOBER 31, 2000               (UNAUDITED)
                       -------------------------   --------------------------   --------------------------
                         SHARES        AMOUNT        SHARES        AMOUNT         SHARES        AMOUNT
                       ----------   ------------   ----------   -------------   ----------   -------------
Shares sold..........       3,154   $     61,741       40,826   $     657,716    2,306,121   $  24,791,065
Shares increased in
 connection with the
 re-designation of
 Class C shares
 (Note 1)............         N/A            N/A          N/A             N/A       39,414         644,887
Reinvested
 dividends...........          --             --           --              --          244           1,589
Shares decreased in
 connection with the
 re-designation of
 Class C shares
 (Note 1)............     (39,414)      (644,887)         N/A             N/A          N/A             N/A
Shares redeemed......      (4,483)       (73,099)         (83)         (1,471)  (1,238,382)    (12,023,451)
                       ----------   ------------   ----------   -------------   ----------   -------------
Net increase
 (decrease)..........     (40,743)  $   (656,245)      40,743   $     656,245    1,107,397   $  13,414,090
                       ==========   ============   ==========   =============   ==========   =============

                       --------------------------
                                CLASS II
                       --------------------------
                             FOR THE PERIOD
                             MAY 22, 2000+
                                THROUGH
                            OCTOBER 31, 2000
                       --------------------------
                         SHARES        AMOUNT
                       ----------   -------------
Shares sold..........   5,819,616   $ 90,242,786
Shares increased in
 connection with the
 re-designation of
 Class C shares
 (Note 1)............         N/A            N/A
Reinvested
 dividends...........          --             --
Shares decreased in
 connection with the
 re-designation of
 Class C shares
 (Note 1)............         N/A            N/A
Shares redeemed......    (255,305)    (4,396,349)
                       ----------   ------------
Net increase
 (decrease)..........   5,564,311   $ 85,846,437
                       ==========   ============

                                                                                     CLASS Z
                                                              ------------------------------------------------------
                                                                                                FOR THE PERIOD
                                                                 FOR THE SIX MONTHS            OCTOBER 3, 2000*
                                                                 ENDED APRIL 30,2001               THROUGH
                                                                     (UNAUDITED)               OCTOBER 31, 2000
                                                              ------------------------------------------------------
                                                              -------------------------   --------------------------
                                                                SHARES        AMOUNT        SHARES        AMOUNT
                                                              ----------   ------------   ----------   -------------
Shares sold.................................................     130,251   $  1,336,857       36,259   $     593,958
Reinvested dividends........................................          --             --           --              --
Shares redeemed.............................................     (83,007)      (787,185)          --              --
                                                              ----------   ------------   ----------   -------------
Net increase................................................      47,244   $    549,672       36,259   $     593,958
                                                              ==========   ============   ==========   =============

*   Inception of the class
#  Effective December 1, 2000 Class C shares were re-designated into Class II shares
+   Commencement of Operations

[SUNAMERICA MUTUAL FUNDS LOGO]

                                    FOCUSED GROWTH AND INCOME PORTFOLIO
                            ----------------------------------------------------
                                                  CLASS A
                            ----------------------------------------------------
                               FOR THE SIX MONTHS
                              ENDED APRIL 30, 2001        FOR THE YEAR ENDED
                                  (UNAUDITED)              OCTOBER 31, 2000
                            ------------------------   -------------------------
                             SHARES        AMOUNT        SHARES        AMOUNT
                            ---------   ------------   ----------   ------------
Shares sold...............    811,487   $ 13,801,412    2,116,227   $ 43,520,419
Reinvested dividends......     78,288      1,354,198       91,821      1,747,359
Shares redeemed...........   (779,168)   (12,317,790)    (733,050)   (14,997,895)
                            ---------   ------------   ----------   ------------
Net increase..............    110,607   $  2,837,820    1,474,998   $ 30,269,883
                            =========   ============   ==========   ============

                                    FOCUSED GROWTH AND INCOME PORTFOLIO
                            ---------------------------------------------------
                                                  CLASS B
                            ---------------------------------------------------
                               FOR THE SIX MONTHS
                              ENDED APRIL 30, 2001        FOR THE YEAR ENDED
                                  (UNAUDITED)              OCTOBER 31, 2000
                            ------------------------   ------------------------
                             SHARES        AMOUNT       SHARES        AMOUNT
                            ---------   ------------   ---------   ------------
Shares sold...............  1,061,754   $ 17,301,647   2,524,895   $ 50,860,112
Reinvested dividends......    106,935      1,810,774     121,779      2,284,575
Shares redeemed...........   (749,514)   (11,943,179)   (626,635)   (12,724,654)
                            ---------   ------------   ---------   ------------
Net increase..............    419,175   $  7,169,242   2,020,039   $ 40,420,033
                            =========   ============   =========   ============

                            -------------------------------------------------------------------------------
                                                  CLASS II                                 CLASS Z
                            ----------------------------------------------------   ------------------------

                               FOR THE SIX MONTHS                                     FOR THE SIX MONTHS
                              ENDED APRIL 30, 2001        FOR THE YEAR ENDED         ENDED APRIL 30, 2001
                                  (UNAUDITED)              OCTOBER 31, 2000              (UNAUDITED)
                            ------------------------   -------------------------   ------------------------
                             SHARES        AMOUNT        SHARES        AMOUNT       SHARES        AMOUNT
                            ---------   ------------   ----------   ------------   ---------   ------------
Shares sold...............  1,035,563   $ 17,426,881    2,977,189   $ 59,987,795      98,769   $  1,729,012
Reinvested dividends......     98,645      1,669,073       64,681      1,212,773       1,033         17,872
Shares redeemed...........   (747,946)   (11,748,237)    (313,196)    (6,383,718)    (74,126)    (1,264,972)
                            ---------   ------------   ----------   ------------   ---------   ------------
Net increase..............    386,262   $  7,347,717    2,728,674   $ 54,816,850      25,676   $    481,912
                            =========   ============   ==========   ============   =========   ============

                            ------------------------
                                    CLASS Z
                            ------------------------
                                 FOR THE PERIOD
                                OCTOBER 6, 2000*
                                    THROUGH
                                OCTOBER 31, 2000
                            ------------------------
                             SHARES        AMOUNT
                            ---------   ------------
Shares sold...............      7,584   $    152,790
Reinvested dividends......         --             --
Shares redeemed...........         --             --
                            ---------   ------------
Net increase..............      7,584   $    152,790
                            =========   ============

                                                        FOCUSED VALUE PORTFOLIO
                            -------------------------------------------------------------------------------
                                                  CLASS A                                  CLASS B
                            ----------------------------------------------------   ------------------------
                                                            FOR THE PERIOD
                               FOR THE SIX MONTHS          NOVEMBER 1, 1999+          FOR THE SIX MONTHS
                              ENDED APRIL 30, 2001              THROUGH              ENDED APRIL 30, 2001
                                  (UNAUDITED)              OCTOBER 31, 2000              (UNAUDITED)
                            ------------------------   -------------------------   ------------------------
                             SHARES        AMOUNT        SHARES        AMOUNT       SHARES        AMOUNT
                            ---------   ------------   ----------   ------------   ---------   ------------
Shares sold...............  3,684,336   $ 63,256,133    5,249,740   $ 68,479,702   5,168,505   $ 88,218,506
Reinvested dividends......    112,971      1,847,081           --             --      97,386      1,581,556
Shares redeemed...........   (718,868)   (12,094,879)  (2,743,067)   (35,569,174)   (646,527)   (10,741,087)
                            ---------   ------------   ----------   ------------   ---------   ------------
Net increase..............  3,078,439   $ 53,008,335    2,506,673   $ 32,910,528   4,619,364   $ 79,058,975
                            =========   ============   ==========   ============   =========   ============

                            FOCUSED VALUE PORTFOLIO
                            ------------------------
                                    CLASS B
                            ------------------------
                                 FOR THE PERIOD
                               NOVEMBER 1, 1999+
                                    THROUGH
                                OCTOBER 31, 2000
                            ------------------------
                             SHARES        AMOUNT
                            ---------   ------------
Shares sold...............  2,358,269   $ 32,618,822
Reinvested dividends......         --             --
Shares redeemed...........   (290,502)    (4,053,127)
                            ---------   ------------
Net increase..............  2,067,767   $ 28,565,695
                            =========   ============

                                                                                    CLASS II
                                                              ----------------------------------------------------
                                                                                              FOR THE PERIOD
                                                                 FOR THE SIX MONTHS          NOVEMBER 1, 1999+
                                                                ENDED APRIL 30, 2001              THROUGH
                                                                    (UNAUDITED)              OCTOBER 31, 2000
                                                              ------------------------   -------------------------
                                                               SHARES        AMOUNT        SHARES        AMOUNT
                                                              ---------   ------------   ----------   ------------
Shares sold.................................................  4,599,712   $ 78,395,385    5,059,920   $ 69,595,122
Reinvested dividends........................................    208,954      3,391,316           --             --
Shares redeemed.............................................   (548,095)    (9,245,404)    (512,566)    (7,030,051)
                                                              ---------   ------------   ----------   ------------
Net increase................................................  4,260,571   $ 72,541,297    4,547,354   $ 62,565,071
                                                              =========   ============   ==========   ============

*   Inception of the class

+   Commencement of Operations

                                                  [SUNAMERICA MUTUAL FUNDS LOGO]

                                      INTERNATIONAL EQUITY PORTFOLIO
                          -------------------------------------------------------
                                                  CLASS A
                          -------------------------------------------------------
                              FOR THE SIX MONTHS
                             ENDED APRIL 30, 2001          FOR THE YEAR ENDED
                                  (UNAUDITED)               OCTOBER 31, 2000
                          ---------------------------   -------------------------
                            SHARES         AMOUNT         SHARES        AMOUNT
                          -----------   -------------   ----------   ------------
Shares sold.............   30,733,801   $ 371,794,097    6,149,041   $ 96,185,547
Reinvested dividends....      234,573       3,006,001           --             --
Shares redeemed.........  (31,179,601)   (381,827,870)  (4,806,733)   (76,536,241)
                          -----------   -------------   ----------   ------------
Net increase
 (decrease).............     (211,227)  $  (7,027,772)   1,342,308   $ 19,649,306
                          ===========   =============   ==========   ============

                                    INTERNATIONAL EQUITY PORTFOLIO
                          ---------------------------------------------------
                                                CLASS B
                          ---------------------------------------------------
                            FOR THE SIX MONTHS
                           ENDED APRIL 30, 2001        FOR THE YEAR ENDED
                                (UNAUDITED)             OCTOBER 31, 2000
                          -----------------------   -------------------------
                           SHARES       AMOUNT        SHARES        AMOUNT
                          ---------   -----------   ----------   ------------
Shares sold.............    365,225   $ 4,418,868    1,133,381   $ 18,369,928
Reinvested dividends....    275,963     3,432,982           --             --
Shares redeemed.........   (569,243)   (6,943,095)  (1,044,328)   (16,623,900)
                          ---------   -----------   ----------   ------------
Net increase
 (decrease).............     71,945   $   908,755       89,053   $  1,746,028
                          =========   ===========   ==========   ============

                          ---------------------------------------------------------------------------------
                                                 CLASS II                                   CLASS Z
                          -------------------------------------------------------   -----------------------
                                                                                        FOR THE PERIOD
                              FOR THE SIX MONTHS                                       NOVEMBER 1, 2000
                             ENDED APRIL 30, 2001          FOR THE YEAR ENDED               THROUGH
                                  (UNAUDITED)               OCTOBER 31, 2000           JANUARY 1, 2001#
                          ---------------------------   -------------------------   -----------------------
                            SHARES         AMOUNT         SHARES        AMOUNT       SHARES       AMOUNT
                          -----------   -------------   ----------   ------------   ---------   -----------
Shares sold.............    2,764,463   $  32,285,338    1,949,230   $ 31,458,903       2,276   $    30,764
Reinvested dividends....      120,124       1,494,400           --             --       1,995        26,021
Shares redeemed.........   (2,716,557)    (31,944,760)  (1,339,455)   (21,658,923)    (26,969)     (347,119)
                          -----------   -------------   ----------   ------------   ---------   -----------
Net increase
 (decrease).............      168,030   $   1,834,978      609,775   $  9,799,980     (22,698)  $  (290,334)
                          ===========   =============   ==========   ============   =========   ===========

                          -------------------------
                                   CLASS Z
                          -------------------------

                             FOR THE YEAR ENDED
                              OCTOBER 31, 2000
                          -------------------------
                            SHARES        AMOUNT
                          ----------   ------------
Shares sold.............      21,939   $    387,378
Reinvested dividends....          --             --
Shares redeemed.........      (1,439)       (23,968)
                          ----------   ------------
Net increase
 (decrease).............      20,500   $    363,410
                          ==========   ============

# As of January 1, 2001, Class Z shares are no longer being offered for sale.

NOTE 9. DIRECTORS' RETIREMENT PLAN

The Directors (and Trustees) of the SunAmerica Family of Mutual Funds have adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993 for the unaffiliated Directors. The Retirement Plan provides generally that if a disinterested Director who has at least 10 years of consecutive service as a Disinterested Director of any of the SunAmerica mutual funds (an "Eligible Director"), retires after reaching age 60 but before age 70, or dies while a Director, such person will be eligible to receive a retirement or death benefit from each SunAmerica mutual fund with respect to which he or she is an Eligible Director. As of each birthday, prior to the 70th birthday, but in no event for a period greater than 10 years, each Eligible Director will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Director of each SunAmerica mutual fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.5% of any amounts credited under the preceding clause during prior years, is added to each Eligible Director's account until such Eligible Director reaches his or her 70th birthday. An eligible director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to fifteen annual installments. Any undistributed amounts shall continue to accrue interest at 8.5%. As of April 30, 2001, Large-Cap Growth Portfolio, Mid-Cap Growth Portfolio, Multi-Cap Growth Portfolio, Large-Cap Value Portfolio, Value Portfolio, Small-Cap Value Portfolio, Focused Growth Portfolio, Focused TechNet Portfolio, Focused Growth and Income Portfolio, Focused Value Portfolio, and International Equity Portfolio had accrued $5,270, $9,580, $17,427, $3,832, $16,607, $3,677, $30,441, $1,158, $5,088, $1,773, and $10,551, respectively, for the Retirement Plan, which is included in accrued expenses on the Statement of Assets and Liabilities, and as of April 30, 2001 expensed $1,002, $1,413, $3,287, $686, $1,425, $524, $12,731, $1,158, $1,583, $1,251, and $964,
respectively, for the Retirement Plan, which is included in Directors' fees and expenses on the Statement of Operations.

[SUNAMERICA MUTUAL FUNDS LOGO]

NOTE 10. COMMITMENTS AND CONTINGENCIES

The SunAmerica Family of Mutual Funds has established committed and uncommitted lines of credit with State Street Bank and Trust Company, the Funds' custodian. Interest is currently payable at the Federal Funds Rate plus 50 basis points on the committed line and Federal Funds Rate plus 100 basis points on the uncommitted line of credit. There is also a commitment fee of 8 basis points per annum for the daily unused portion of the $25,000,000 committed line of credit which is included in miscellaneous expenses on the Statement of Operations. Borrowings under the line of credit will commence when the Fund's cash shortfall exceeds $100,000. During the six months ended April 30, 2001, International Equity Portfolio had borrowings outstanding for 27 days under the line of credit and incurred $20,423 in interest charges related to these borrowings. International Equity Portfolio's average amount of debt under the line of credit for the days utilized was $4,138,964 at a weighted average interest of 6.68%.

NOTE 11. SUBSEQUENT EVENTS

Effective June 1, 2001 Robert Fleming, Inc. assumed the role as Subadvisor for the Value Portfolio from Neuberger & Berman, LLC.

                           MULTI-MANAGED MUTUAL FUNDS

FOCUSED GROWTH PORTFOLIO                  [LOGO]MARSICO            JENNISON ASSOCIATES       [LOGO]ALGER
                                     CAPITAL MANAGEMENT, LLC


FOCUSED GROWTH AND INCOME PORTFOLIO            [LOGO]MARSICO          [LOGO]SUNAMERICA
                                          CAPITAL MANAGEMENT, LLC           ASSET MANAGEMENT


FOCUSED TECHNET PORTFOLIO    [LOGO]VANWAGONER     [LOGO]DRESDNER RCM GLOBAL FUNDS    [LOGO]SUNAMERICA
                                     FUNDS                                                 ASSET MANAGEMENT


FOCUSED VALUE PORTFOLIO        [LOGO]AMERICAN     [LOGO]Thornburg Investment Management   [LOGO]Third Avenue Funds
                                       CENTURY


LARGE-CAP GROWTH PORTFOLIO   [LOGO]JANUS               JENNISON ASSOCIATES           [LOGO]SUNAMERICA
                                                                                           ASSET MANAGEMENT

MID-CAP GROWTH PORTFOLIO   [LOGO]MAS MILLER            [LOGO]T.ROWE PRICE            [LOGO]SUNAMERICA
                                 ANDERSON                                                  ASSET MANAGEMENT
                                 & SHERRERD, LLP


MULTI-CAP GROWTH PORTFOLIO  [LOGO]JANUS              [LOGO]SUNAMERICA                [LOGO]WARBURG PINCUS FUNDS
                                                           ASSET MANAGEMENT                PART OF CREDIT ASSET
                                                                                                   SUISSE MANAGEMENT

LARGE-CAP VALUE PORTFOLIO    [LOGO]DAVIS     [LOGO]THORNBURG INVESTMENT MANAGEMENT    [LOGO]WELLINGTON-Registered Trademark-
                                 SELECTED                                                   MANAGEMENT
                                 ADVISERS


VALUE PORTFOLIO        [LOGO]AMERICAN                     [LOGO]DAVIS                [LOGO]JPMORGAN FLEMING
                             CENTURY                          SELECTED                     ASSET MANAGEMENT
                                                              ADVISERS


SMALL-CAP VALUE PORTFOLIO    [LOGO]BERGER TOGETHER WE CAN                      [LOGO]LAZARD          [LOGO]THIRD AVENUE FUNDS
                                      MOVE MOUNTAINS-Registered Trademark-


INTERNATIONAL EQUITY PORTFOLIO   [LOGO]DEUTSCHE ASSET MANAGEMENT           T. Rowe Price International, Inc.
                                           A MEMBER OF THE
                                            DEUTSCHE BANK GROUP


SunAmerica Capital Services, Inc.
The SunAmerica Center
733 Third Avenue
New York, NY10017-3204
800-858-8850, x5660

[LOGO]AIG MEMBER OF AMERICAN INTERNATIONAL GROUP,INC.

www.sunamericafunds.com

This report is submitted solely for the general information of shareholders of the fund. Distribution of this report to persons other than shareholders of the fund is authorized only in connection with a currently effective prospectus, setting forth details of the Fund, which must precede or accompany this report.

                                                              [LOGO]SUNAMERICA
                                                                    MUTUAL FUNDS
                                                                      SSSAN-4/01